4899-1669-0765v.8 EXECUTION VERSION Revolving Credit Loan No. 1005595 Term Loan No. 1005595 CREDIT AGREEMENT Dated as of July 30, 2025 by and among SAUL HOLDINGS LIMITED PARTNERSHIP, as Borrower, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 13.6., as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, CAPITAL ONE, NATIONAL ASSOCIATION, as Syndication Agent, and THE HUNTINGTON NATIONAL BANK, TRUIST BANK, and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agents WELLS FARGO SECURITIES, LLC, CAPITAL ONE, NATIONAL ASSOCIATION, THE HUNTINGTON NATIONAL BANK, TRUIST BANK, and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers, and Exhibit 10.1

4899-1669-0765v.8 WELLS FARGO SECURITIES, LLC, and CAPITAL ONE, NATIONAL ASSOCIATION, as Joint Bookrunners

- i - 4899-1669-0765v.8 TABLE OF CONTENTS ARTICLE I. DEFINITIONS .................................................................................................................. 1 Section 1.1. Definitions. ...................................................................................................... 1 Section 1.2. General; References to Central Time. .............................................................. 37 Section 1.3. Financial Attributes of Non-Wholly Owned Subsidiaries. .............................. 37 Section 1.4. Pro Forma Calculations. .................................................................................. 38 Section 1.5. Rates. ............................................................................................................... 38 Section 1.6. Divisions. ......................................................................................................... 38 ARTICLE II. CREDIT FACILITY ........................................................................................................ 38 Section 2.1. Revolving Loans. ............................................................................................. 39 Section 2.2. Term Loans. ..................................................................................................... 40 Section 2.3. Letters of Credit. .............................................................................................. 41 Section 2.4. [Reserved]. ....................................................................................................... 49 Section 2.5. Rates and Payment of Interest on Loans; Conforming Changes. ........................................................................................................... 49 Section 2.6. Number of Interest Periods. ............................................................................. 50 Section 2.7. Repayment of Loans. ....................................................................................... 50 Section 2.8. Prepayments. .................................................................................................... 50 Section 2.9. Continuation. ................................................................................................... 51 Section 2.10. Conversion. ...................................................................................................... 52 Section 2.11. Notes. ............................................................................................................... 52 Section 2.12. Voluntary Reductions of the Revolving Commitments. .................................. 53 Section 2.13. Extensions of the Termination Date. ............................................................... 53 Section 2.14. Expiration Date of Letters of Credit Past Revolving Commitment Termination. ............................................................................... 54 Section 2.15. Amount Limitations. ........................................................................................ 54 Section 2.16. Funds Transfer Disbursements. ....................................................................... 55 Section 2.17. Increase in Revolving Commitments; Additional Term Loan Advances. ......................................................................................................... 55 ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS .................................... 57 Section 3.1. Payments. ......................................................................................................... 57 Section 3.2. Pro Rata Treatment. ......................................................................................... 58 Section 3.3. Sharing of Payments, Etc. ................................................................................ 59 Section 3.4. Several Obligations. ......................................................................................... 59 Section 3.5. Fees. ................................................................................................................. 59 Section 3.6. Computations. .................................................................................................. 61 Section 3.7. Usury. ............................................................................................................... 61 Section 3.8. Statements of Account. .................................................................................... 61 Section 3.9. Defaulting Lenders. ......................................................................................... 61 Section 3.10. Taxes. ............................................................................................................... 65 ARTICLE IV. [RESERVED]. ................................................................................................................ 68 ARTICLE V. YIELD PROTECTION, ETC. ......................................................................................... 68 Section 5.1. Additional Costs; Capital Adequacy. ............................................................... 69 Section 5.2. Changed Circumstances. .................................................................................. 70 Section 5.3. [Reserved]. ....................................................................................................... 73

- ii - 4899-1669-0765v.8 Section 5.4. Compensation. ................................................................................................. 73 Section 5.5. [Reserved]. ....................................................................................................... 73 Section 5.6. Affected Lenders.............................................................................................. 73 Section 5.7. Change of Lending Office. .............................................................................. 74 Section 5.8. Assumptions Concerning Funding of SOFR Loans. ........................................ 74 ARTICLE VI. CONDITIONS PRECEDENT ........................................................................................ 74 Section 6.1. Initial Conditions Precedent. ............................................................................ 74 Section 6.2. Conditions Precedent to All Loans and Letters of Credit. ............................... 76 ARTICLE VII. REPRESENTATIONS AND WARRANTIES ............................................................. 77 Section 7.1. Representations and Warranties. ...................................................................... 77 Section 7.2. Survival of Representations and Warranties, Etc............................................. 84 ARTICLE VIII. AFFIRMATIVE COVENANTS .................................................................................. 84 Section 8.1. Preservation of Existence and Similar Matters. ............................................... 84 Section 8.2. Compliance with Applicable Law. .................................................................. 84 Section 8.3. Maintenance of Property. ................................................................................. 85 Section 8.4. Conduct of Business. ....................................................................................... 85 Section 8.5. Insurance. ......................................................................................................... 85 Section 8.6. Payment of Taxes and Claims. ........................................................................ 86 Section 8.7. Books and Records; Inspections. ..................................................................... 86 Section 8.8. Use of Proceeds. .............................................................................................. 86 Section 8.9. Environmental Matters. ................................................................................... 87 Section 8.10. Further Assurances. ......................................................................................... 87 Section 8.11. Material Contracts............................................................................................ 87 Section 8.12. Guarantors. ....................................................................................................... 87 ARTICLE IX. INFORMATION............................................................................................................. 88 Section 9.1. Quarterly Financial Statements. ....................................................................... 88 Section 9.2. Year-End Statements. ...................................................................................... 88 Section 9.3. Compliance Certificate. ................................................................................... 89 Section 9.4. Other Information. ........................................................................................... 89 Section 9.5. Electronic Delivery of Certain Information. .................................................... 91 Section 9.6. Public/Private Information. .............................................................................. 92 Section 9.7. Patriot Act Notice; Compliance. ...................................................................... 92 ARTICLE X. NEGATIVE COVENANTS ............................................................................................ 92 Section 10.1. Financial Covenants. ........................................................................................ 92 Section 10.2. Liens; Negative Pledge. ................................................................................... 94 Section 10.3. Restrictions on Intercompany Transfers. ......................................................... 94 Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements. .................................................................................................. 94 Section 10.5. Plans. ................................................................................................................ 95 Section 10.6. Fiscal Year. ...................................................................................................... 95 Section 10.7. Modifications of Organizational Documents and Material Contracts. ......................................................................................................... 96 Section 10.8. Subordinated Debt Prepayments; Amendments. ............................................. 96 Section 10.9. Transactions with Affiliates. ............................................................................ 96 Section 10.10. Environmental Matters. ................................................................................... 97 Section 10.11. Derivatives Contracts. ...................................................................................... 97

- iii - 4899-1669-0765v.8 Section 10.12. Use of Proceeds. .............................................................................................. 97 Section 10.13. Limitations Regarding Outbound Investment Rules. ....................................... 97 ARTICLE XI. DEFAULT ...................................................................................................................... 97 Section 11.1. Events of Default. ............................................................................................ 98 Section 11.2. Remedies Upon Event of Default. ................................................................... 102 Section 11.3. Remedies Upon Default. .................................................................................. 103 Section 11.4. Marshaling; Payments Set Aside. .................................................................... 103 Section 11.5. Allocation of Proceeds. .................................................................................... 104 Section 11.6. Letter of Credit Collateral Account. ................................................................ 104 Section 11.7. Rescission of Acceleration by Requisite Lenders. ........................................... 106 Section 11.8. Rights Cumulative. .......................................................................................... 106 ARTICLE XII. THE ADMINISTRATIVE AGENT .............................................................................. 107 Section 12.1. Appointment and Authorization. ..................................................................... 107 Section 12.2. Administrative Agent as Lender. ..................................................................... 108 Section 12.3. Approvals of Lenders. ...................................................................................... 108 Section 12.4. Notice of Events of Default. ............................................................................ 108 Section 12.5. Administrative Agent’s Reliance. .................................................................... 108 Section 12.6. Indemnification of Administrative Agent. ....................................................... 109 Section 12.7. Lender Credit Decision, Etc. ............................................................................ 110 Section 12.8. Successor Administrative Agent. ..................................................................... 111 Section 12.9. Titled Agents.................................................................................................... 112 Section 12.10. Specified Derivatives Contracts. ...................................................................... 112 Section 12.11. Guaranty Matters. ............................................................................................ 113 Section 12.12. Additional ERISA Matters. .............................................................................. 113 Section 12.13. Erroneous Payments. ....................................................................................... 114 ARTICLE XIII. MISCELLANEOUS..................................................................................................... 116 Section 13.1. Notices. ............................................................................................................ 116 Section 13.2. Expenses. ......................................................................................................... 118 Section 13.3. Stamp, Intangible and Recording Taxes. ......................................................... 119 Section 13.4. Setoff. ............................................................................................................... 119 Section 13.5. Litigation; Jurisdiction; Other Matters; Waivers. ............................................ 120 Section 13.6. Successors and Assigns. .................................................................................. 121 Section 13.7. Amendments and Waivers. .............................................................................. 125 Section 13.8. Nonliability of Administrative Agent and Lenders.......................................... 128 Section 13.9. Confidentiality. ................................................................................................ 128 Section 13.10. Indemnification. ............................................................................................... 129 Section 13.11. Termination; Survival. ..................................................................................... 131 Section 13.12. Severability of Provisions. ............................................................................... 132 Section 13.13. GOVERNING LAW. ....................................................................................... 132 Section 13.14. Counterparts. .................................................................................................... 132 Section 13.15. Obligations with Respect to Loan Parties. ....................................................... 133 Section 13.16. Independence of Covenants. ............................................................................ 133 Section 13.17. Limitation of Liability. .................................................................................... 133 Section 13.18. Entire Agreement. ............................................................................................ 134 Section 13.19. Construction. .................................................................................................... 134 Section 13.20. Headings. ......................................................................................................... 134 Section 13.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions........................................................................................ 134

- iv - 4899-1669-0765v.8 Section 13.22. Acknowledgement Regarding Any Supported QFCs. ..................................... 135 SCHEDULE I Commitments SCHEDULE 1.1. List of Loan Parties SCHEDULE 2.3. Existing Letters of Credit SCHEDULE 7.1.(b) Ownership Structure SCHEDULE 7.1.(f) Properties SCHEDULE 7.1.(g) Indebtedness and Guaranties SCHEDULE 7.1.(h) Material Contracts SCHEDULE 7.1.(i) Litigation SCHEDULE 7.1.(r) Affiliate Transactions SCHEDULE 10.2. Certain Permitted Liens EXHIBIT A Form of Assignment and Assumption Agreement EXHIBIT B Form of Guaranty EXHIBIT C Form of Notice of Borrowing EXHIBIT D Form of Notice of Continuation EXHIBIT E Form of Notice of Conversion EXHIBIT F-1 Form of Revolving Note EXHIBIT F-2 Form of Term Note EXHIBIT G Form of Disbursement Instruction Agreement EXHIBIT H [Reserved] EXHIBIT I Form of Compliance Certificate EXHIBIT J Forms of U.S. Tax Compliance Certificates

4899-1669-0765v.8 THIS CREDIT AGREEMENT (this “Agreement”) dated as of July 30, 2025 by and among SAUL HOLDINGS LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Maryland (together with its successors and permitted assigns, the “Borrower”), each of the financial institutions initially a signatory hereto together with their successors and assigns under Section 13.6., the Lenders from time to time party hereto as Issuing Banks, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. WHEREAS, the Administrative Agent, the Issuing Banks and the Lenders desire to make available to the Borrower a revolving credit facility in the initial amount of $400,000,000, with a $40,000,000 letter of credit subfacility, and a $125,000,000 term loan facility on the terms and conditions contained herein. WHEREAS, the Borrower, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent, are currently party to that certain Credit Agreement, dated as of August 31, 2021 (as amended, restated, supplemented or otherwise modified immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement”). WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to set forth the terms and conditions under which the Lenders will, from time to time, make loans to or for the benefit of the Borrower. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement: “601 Pennsylvania Property” means the real property and improvements at 601 Pennsylvania Avenue, NW, Washington, DC, comprised of approximately 219,451 square feet of office space and approximately 8,200 square feet of ground floor retail space. “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Additional Costs” has the meaning given that term in Section 5.1.(b). “Additional Term Loan Advance” means an advance made by an Additional Term Loan Lender pursuant to Section 2.17.(c). From and after the making of an Additional Term Loan Advance, such Additional Term Loan Advance shall comprise a portion of the Term Loan. “Additional Term Loan Lender” means a Lender (whether a then existing Lender or a new Lender) that agrees to make an Additional Term Loan Advance pursuant to Section 2.17.(c). From and after the making of its Additional Term Loan Advance, an Additional Term Loan Lender shall be a Term Loan Lender for all purposes hereunder. “Additional Tranche Loans” has the meaning given that term in Section 2.17.(a).

- 2 - 4899-1669-0765v.8 “Adjusted EBITDA” means, for any given period, (a) the EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such period, minus (b) Capital Reserves. “Adjusted Total Asset Value” means Total Asset Value determined exclusive of assets that are owned by Excluded Subsidiaries or Unconsolidated Affiliates. “Administrative Agent” means Wells Fargo Bank, National Association, including its branches and affiliates, as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 12.8. “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning given that term in Section 5.6. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower or the Parent. “Agreement” has the meaning given that term in the introductory paragraph hereof. “Agreement Date” means the date as of which this Agreement is dated. “Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977. “Anti-Money Laundering Laws” means any and all Applicable Laws related to the financing of terrorism or money laundering, including, without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and binding administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case having the force of law. “Applicable Margin” means the percentage rate set forth below corresponding to the ratio of Total Indebtedness of the Borrower and its Subsidiaries to Total Asset Value of the Borrower and its Subsidiaries:

- 3 - 4899-1669-0765v.8 Level Ratio of Total Indebtedness to Total Asset Value Applicable Margin for SOFR Loans under the Revolving Facility Applicable Margin for Base Rate Loans under the Revolving Facility Applicable Margin for SOFR Loans under the Term Loan Facility Applicable Margin for Base Rate Loans under the Term Loan Facility 1 Less than 0.40 to 1.00 1.35% 0.35% 1.30% 0.30% 2 Greater than or equal to 0.40 to 1.00 but less than 0.45 to 1.00 1.40% 0.40% 1.35% 0.35% 3 Greater than or equal to 0.45 to 1.00 but less than 0.50 to 1.00 1.50% 0.50% 1.45% 0.45% 4 Greater than or equal to 0.50 to 1.00 but less than 0.55 to 1.00 1.65% 0.65% 1.60% 0.60% 5 Greater than or equal to 0.55 to 1.00 1.95% 0.95% 1.90% 0.90% The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Indebtedness to Total Asset Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3. Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3., the Applicable Margin shall equal the percentages corresponding to Level 5 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 2. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.5.(c). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender. “Arrangers” means Wells Fargo Securities, LLC, Capital One, National Association, The Huntington National Bank, Truist Bank and U.S. Bank National Association, each in its capacity as joint lead arranger. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.6.), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement

- 4 - 4899-1669-0765v.8 as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 5.2.(c)(iv). “Avenel Business Park Project” means the real property and improvements at 200-220 Perry Parkway, Gaithersburg, MD, comprised of approximately 390,683 square feet of office space. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Code of 1978. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Daily Simple SOFR in effect on such day plus 1.0%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Daily Simple SOFR (provided that clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.0%. “Base Rate Loan” means a Revolving Loan or Term Loan (or any portion thereof) bearing interest at a rate based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”. “Benchmark” means, initially, Daily Simple SOFR or Term SOFR, as applicable; provided that if a Benchmark Transition Event has occurred with respect to Daily Simple SOFR or Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.2.(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to such then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for

- 5 - 4899-1669-0765v.8 calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to any then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the

- 6 - 4899-1669-0765v.8 administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2.(c)(i) and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.2.(c)(i). “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Bookrunners” means Wells Fargo Securities, LLC and Capital One, National Association, each in its capacity as joint bookrunner. “Borrower” has the meaning set forth in the introductory paragraph hereof. “Borrower Information” has the meaning given that term in Section 2.5.(c). “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in

- 7 - 4899-1669-0765v.8 Minneapolis, Minnesota and New York, New York are closed. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days. “Capital One” means Capital One, National Association, and its successors and assigns. “Capital Reserves” means, for any period and with respect to any Property, an amount equal to (a) the aggregate square footage of all completed space of such Property times (b) $0.15 times (c) the number of days in such period divided by (d) 365. If the term Capital Reserves is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates. “Capitalization Rate” means (a) 7.00% for all Office Properties other than as set forth in the following clause (c); (b) 5.75% for Properties qualified as Mixed-Use Properties (Retail and Multifamily); (c) 6.75% for Properties qualified as Mixed-Use Properties (Retail and Office); (d) 6.25% for Properties qualified as Multifamily Properties other than as set forth in clause (b) above; and (e) 6.50% for all retail Properties other than as set forth in clauses (b) and (c) above. “Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts, in each case that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Lenders, as collateral for Letter of Credit Liabilities or obligations of Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

- 8 - 4899-1669-0765v.8 “Clarendon Center North Project” means a mixed-use development comprised of approximately 95,501 square feet of office space and approximately 12,885 square feet of retail space located at 3000 Wilson Boulevard, Arlington, VA. “Clarendon Center South Project” means a mixed-use development comprised of approximately 244 rental apartment units, approximately 76,055 square feet of office space and approximately 28,839 square feet of retail space located at 3030 Wilson Boulevard and 1210 North Garfield Street, Arlington, VA. “Commitment” means, as to a Lender, such Lender’s Revolving Commitment or such Lender’s Term Loan Commitment, as the context may require. “Commitment Reduction Notice” has the meaning given that term in Section 2.12. “Commodity Exchange Act” means the Commodity Exchange Act, 7 U.S.C. § 1 et seq. “Communication” means any Loan Document and any document, amendment, approval, consent, information, notice, certificate, report, statement, disclosure, certification or authorization related to any Loan Document. “Compliance Certificate” has the meaning given that term in Section 9.3. “Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.4. and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Continue”, “Continuation” and “Continued” each refers to the continuation of a Term SOFR Loan or a Daily Simple SOFR Loan from one Interest Period or Interest Payment Date, as applicable, to another Interest Period or Interest Payment Date, as applicable, pursuant to Section 2.9. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.10.

- 9 - 4899-1669-0765v.8 “Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan into a SOFR Loan, (c) the Continuation of a Term SOFR Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit. “Credit Rating” means, with respect to any Person, the rating assigned by a Rating Agency to the senior, unsecured, non-credit enhanced long-term Indebtedness of such Person. “Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (ii) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Daily Simple SOFR (other than pursuant to the Daily Simple SOFR component of the definition of “Base Rate”) as provided in Section 2.5.(a)(iii). “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 11.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both. “Defaulting Lender” means, subject to Section 3.9.(f), any Revolving Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Revolving Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Revolving Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder (including, with respect to a Revolving Lender, in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Revolving Lender’s obligation to fund a Loan hereunder and states that such position is based on such Revolving Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified

- 10 - 4899-1669-0765v.8 in such writing or public statement) cannot be satisfied), (c) in the case of a Revolving Lender, has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Revolving Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Revolving Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Revolving Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Revolving Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Revolving Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Revolving Lender. Any determination by the Administrative Agent that a Revolving Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Revolving Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(f)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank and each Revolving Lender. “Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent and the Borrower or any of their respective Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, (b) any combination of these transactions and (c) a “swap agreement” as defined in Section 101 of the Bankruptcy Code. “Derivatives Support Document” means (i) any Credit Support Annex comprising part of (and as defined in) any Specified Derivatives Contract, and (ii) any document or agreement pursuant to which cash, deposit accounts, securities accounts or similar financial asset collateral are pledged to or made available for set-off by, a Specified Derivatives Provider, including any banker’s lien or similar right, securing or supporting Specified Derivatives Obligation. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the

- 11 - 4899-1669-0765v.8 date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Specified Derivatives Provider, any Lender or any Affiliate of any of them). “Development Property” means a Property currently under development that has not achieved an Occupancy Rate of 80.0% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall also include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to the Borrower, any Subsidiary or any Unconsolidated Affiliate. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least twelve (12) months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least 80.0%. “Disbursement Instruction Agreement” means a form substantially in the form of Exhibit G to be delivered to the Administrative Agent pursuant to Section 6.1.(a), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Documentation Agents” means, collectively, The Huntington National Bank, Truist Bank and U.S. Bank National Association. “Dollars” or “$” means the lawful currency of the United States of America. “EBITDA” means, with respect to a Person for any period and without duplication, the sum of (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including, without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); (v) equity in net income (loss) of its Unconsolidated Affiliates; and (vi) noncash equity expenses relating to equity awards granted to directors or officers of the Parent, solely to the extent that such equity awards (1) are not made in lieu of, or as a substitution for, ordinary salary or payroll payments and (2) are permitted under this Agreement, plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, and gains or losses on hedging transactions relating to protection against variable interest rates on Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a

- 12 - 4899-1669-0765v.8 subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Effective Date” means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived by all of the Lenders. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 13.6.(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 13.6.(b)(iii)). “Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is fully developed as a retail, office, industrial or mixed use Property; (b) such Property is either (x) owned in fee simple by the Borrower, a Guarantor (other than the Parent) or a Wholly Owned Subsidiary of the Borrower (other than an Excluded Subsidiary) or (y) any other Property with respect to which the Borrower, a Guarantor (other than the Parent) or a Wholly Owned Subsidiary of the Borrower (other than an Excluded Subsidiary) owns a leasehold interest under a Ground Lease which has been approved as an “Eligible Property” by the Administrative Agent, such approval not to be unreasonably withheld or delayed; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) neither such Property, nor any interest of the Borrower, any Guarantor or any Wholly Owned Subsidiary of the Borrower therein, is subject to (i) any Lien (other than Permitted Liens) or (ii) any Negative Pledge; (e) if such Property is owned by a Guarantor or a Wholly Owned Subsidiary of the Borrower, neither the Parent’s nor the Borrower’s direct or indirect ownership interest in such Guarantor or such Wholly Owned Subsidiary of the Borrower, as applicable, is subject to (i) any Lien or (ii) any Negative Pledge; (f) regardless of whether such Property is owned by the Borrower, a Guarantor or a Wholly Owned Subsidiary, the Borrower or a Guarantor has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower, such Guarantor or such Wholly Owned Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; and (g) such Property is free of all structural defects or major architectural deficiencies, title defects (other than Permitted Liens), environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property. The initial list of Eligible Properties shall be provided by the Borrower to the Administrative Agent and the Lenders on the Agreement Date in the Officer’s Certificate. For the avoidance of doubt, no Property owned or leased by an Excluded Subsidiary shall be an “Eligible Property” hereunder. “Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without

- 13 - 4899-1669-0765v.8 limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment, in each case to the extent constituting Applicable Law. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. “Equity Issuance” means any issuance or sale by a Person of any Equity Interest in such Person and shall in any event include the issuance of any Equity Interest upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC; (f) the failure by any member of the ERISA Group to make when due required contributions to a Multiemployer Plan or Plan unless such failure is cured within 30 days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice or the receipt by any Multiemployer Plan from any member of the ERISA Group of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA), in reorganization (within the meaning of Section 4241 of ERISA), or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan

- 14 - 4899-1669-0765v.8 is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means the Parent, the Borrower, any Subsidiary of the Parent and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control, which, together with the Parent, the Borrower or any such Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the events specified in Section 11.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Subsidiary” means (1) any Subsidiary of the Borrower (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary and (b) that is prohibited from Guaranteeing the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness; (2) any Subsidiary of the Borrower which is otherwise identified by the Borrower in writing to the Administrative Agent and approved in writing by the Administrative Agent (such approval not to be unreasonably withheld or delayed) as an “Excluded Subsidiary,” and whose Property is, effective as of the date of such designation (which designation shall not have retroactive effect) not included in, or removed from, the calculation of Unencumbered Asset Value, provided that for purposes of this clause (2), (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to such designation, the Borrower shall be in compliance with the covenants set forth in Section 10.1. on a pro forma basis in accordance with Section 1.4. (and upon the reasonable request of the Administrative Agent the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance); and (3) any IDOT Finance Subsidiary. The initial list of Excluded Subsidiaries shall be provided by the Borrower to the Administrative Agent and the Lenders on the Agreement Date in the Officer’s Certificate. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under any applicable provision of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

- 15 - 4899-1669-0765v.8 “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Executive Senior Management” means, with respect to the Parent, any of the following officers: chairman and chief executive officer, president and chief operating officer, and chief financial officer. “Existing Credit Agreement” has the meaning set forth in the recitals hereto. “Existing Letters of Credit” means the Letters of Credit heretofore issued and described on Schedule 2.3. “Extended Letter of Credit” has the meaning given that term in Section 2.3.(b). “Facility” means the Revolving Facility or the Term Loan Facility, as the context may require. “Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Except as otherwise provided herein, Fair Market Value shall be determined by the Responsible Officers of the Parent acting together in good faith and determining value in accordance with GAAP, as conclusively evidenced by a certification thereof delivered to the Administrative Agent or, with respect to any asset valued at no more than $1,000,000, such determination may be made by the chief financial officer of the Parent evidenced by an officer’s certificate delivered to the Administrative Agent. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

- 16 - 4899-1669-0765v.8 “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means, collectively or individually as the context may require, (a) that certain fee letter dated as of June 18, 2025, by and among the Borrower, Wells Fargo Securities, Wells Fargo and the Administrative Agent and (b) that certain fee letter dated as of July 18, 2025, by and between the Borrower and Capital One. “Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrower hereunder or under any other Loan Document. “FIRREA” means the Financial Institution Recovery, Reform and Enforcement Act of 1989. “Fixed Charges” means, with respect to any Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate amount of all Preferred Dividends paid by such Person during such period. Such Person’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining the Fixed Charges of such Person. “Floor” means a rate of interest equal to 0%. “Foreign Lender” means a Lender that is not a U.S. Person. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to an Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Liabilities with respect to Letters of Credit issued by such Issuing Bank other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funds From Operations” means, with respect to a Person and for a given period, Funds from Operations as defined from time to time by National Association of Real Estate Investment Trusts, Inc. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a

- 17 - 4899-1669-0765v.8 significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination. “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), or any arbitrator with authority to bind a party at law. “Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of forty (40) years or more from the Agreement Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property, and to amend the terms of any such mortgage or encumbrance, in each case, without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease; and (f) clearly determinable rental payment terms which in no event contain profit participation rights. “Guaranteed Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation). “Guarantor” means any Person that is party to the Guaranty as a “Guarantor” and shall in any event include the Parent, Saul Subsidiary I Limited Partnership, Saul Subsidiary II Limited Partnership and each Material Subsidiary (unless an Excluded Subsidiary). “Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. Notwithstanding the foregoing, a guaranty of customary nonrecourse carveouts shall not be deemed a “Guaranty” for purposes of this Agreement. As the context requires,

- 18 - 4899-1669-0765v.8 “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 6.1. or 8.12. and substantially in the form of Exhibit B. “Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; and (f) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million. “IDOT Finance Subsidiary” means any Subsidiary of the Borrower that (i) has been formed solely for the purpose of entering into financing transactions in the ordinary course of the Borrower’s and its Subsidiaries’ business and consistent with past practice, and (ii) is not a Material Subsidiary. “Incremental Credit Facilities” has the meaning given that term in Section 2.17.(a). “Incremental Facility Amendment” has the meaning given that term in Section 2.17.(d). “Incremental Term Loans” has the meaning given that term in Section 2.17.(a). “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services, excluding trade debt incurred in the ordinary course of business and excluding all accrued expenses; (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off- Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract not entered into as a hedge against variable interest rates on Indebtedness, in an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero; (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such

- 19 - 4899-1669-0765v.8 Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person). All Loans and Letter of Credit Liabilities shall constitute “Indebtedness” of the Borrower. “Indemnifiable Amounts” has the meaning given that term in Section 12.6. “Indemnified Costs” has the meaning given that term in Section 13.10.(a). “Indemnified Party” has the meaning given that term in Section 13.10.(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnity Proceeding” has the meaning given that term in Section 13.10.(a). “Intellectual Property” has the meaning given that term in Section 7.1.(s). “Interest Expense” means, with respect to a Person for any period, without duplication, (a) total interest expense of such Person, including capitalized interest not funded under a construction loan interest reserve account, and in any event shall include all interest expense with respect to any Indebtedness of the Parent and its Subsidiaries in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance guarantee or otherwise, determined on a consolidated basis in accordance with GAAP for such period, plus (b) such Person’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period. “Interest Payment Date” has the meaning given that term in Section 2.5.(b). “Interest Period” means, as to any Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing, Notice of Conversion or Notice of Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any Term SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest

- 20 - 4899-1669-0765v.8 Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Revolving Termination Date or the Term Loan Termination Date, as applicable; and (e) no tenor that has been removed from this definition pursuant to Section 5.2.(c)(iv) shall be available for specification in any Notice of Borrowing, Notice of Conversion or Notice of Continuation. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of such other Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in the Loan Documents, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means (a) Wells Fargo and (b) Capital One, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.3., and in each case, through itself or through one of its designated Affiliates or branch offices. “L/C Commitment Amount” has the meaning given to that term in Section 2.3.(a). “L/C Disbursements” has the meaning given to that term in Section 3.9.(b). “Lender” means each financial institution from time to time party hereto as a “Lender,” together with its respective successors and permitted assigns; provided, however, that except as otherwise expressly provided herein, the term “Lender” shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider. “Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 12.5., any other holder from time to time of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

- 21 - 4899-1669-0765v.8 “Letter of Credit” has the meaning given that term in Section 2.3.(a). “Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, and under the sole dominion and control of the Administrative Agent. “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations. “Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, (i) a Lender (other than a Lender that is the Issuing Bank for the applicable Letter of Credit) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.3. in the related Letter of Credit, and the Lender that is the Issuing Bank for such Letter of Credit shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the other Lenders of their participation interests under such Section and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Level” has the meaning given that term in the definition of the term “Applicable Margin”. “Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the Uniform Commercial Code or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien. “Loan” means a Revolving Loan or a Term Loan. “Loan Document” means this Agreement, each Note, the Guaranty, each Letter of Credit Document and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than any Specified Derivatives Contract).

- 22 - 4899-1669-0765v.8 “Loan Party” means each of the Borrower, the Parent and each other Person who guarantees all or a portion of the Obligations. Schedule 1.1. sets forth the Loan Parties in addition to the Borrower and the Parent as of the Agreement Date. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Term Loan Termination Date. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Parent, the Borrower and the other Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of the Loan Documents taken as a whole, or (d) the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent under the Loan Documents taken as a whole. “Material Contract” means (a) any Tenant Lease the termination of which, prior to the end of its term, could reasonably be expected to cause a Material Adverse Effect and (b) any contract or other arrangement (other than Loan Documents and Specified Derivatives Contracts), whether written or oral, to which the Parent, the Borrower, any Subsidiary of the Borrower or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew (if renewable by its terms) by any party thereto could reasonably be expected to have a Material Adverse Effect. “Material Indebtedness” has the meaning given that term in Section 11.1.(d)(i). “Material Subsidiary” means any Subsidiary of the Parent having assets (including any Equity Interests in any direct or indirect Subsidiary of the Parent that is a Material Subsidiary) with a Fair Market Value equal to or greater than $2,500,000. “Mixed-Use Property (Retail and Multifamily)” means (a) the Clarendon Center South Project, (b) the Park Van Ness Project, (c) the Waycroft Project and (d) each other Property which is designated as such by the Borrower from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). “Mixed-Use Property (Retail and Office)” means (a) the Clarendon Center North Project, (b) the Washington Square Project and (c) each other Property which is designated as such by the Borrower from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

- 23 - 4899-1669-0765v.8 “Mortgage Receivable” means the principal amount of an obligation owing to the Borrower or any Subsidiary of the Borrower that is secured by a mortgage, deed of trust, deed to secure debt or other similar security instrument granting a Lien on real property as security for the payment of such obligation, so long as the mortgagor or grantor with respect to such Mortgage Receivable is not delinquent sixty (60) days or more in interest or principal payments due thereunder. “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Multifamily Property” means each Property which is designated as such by the Borrower from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed); its being understood that as of the Agreement Date, no Properties shall be considered Multifamily Properties. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge. “Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre- paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Parent or the Borrower and the Subsidiaries of the Parent and any property management fees) minus (c) the Capital Reserves for such Property as of the end of such period minus (d) the greater of (i) the actual property management fee paid during such period with respect to such Property, and (ii) an imputed management fee in the amount of 3% of the gross revenues for such Property for such period. “Non-Consenting Lender” means any Lender that does not approve any consent, approval, amendment or waiver that (a) requires the consent of all Lenders or all affected Lenders in accordance with the terms of Section 13.7. and (b) has been approved by the Requisite Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other

- 24 - 4899-1669-0765v.8 similar customary exceptions to non-recourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness. “Note” means a Revolving Note or a Term Note. “Notice of Borrowing” means a notice substantially in the form of Exhibit C (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b) evidencing the Borrower’s request for a borrowing of Revolving Loans. “Notice of Continuation” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.9. evidencing the Borrower’s request for the Continuation of a SOFR Loan. “Notice of Conversion” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10. evidencing the Borrower’s request for the Conversion of a Loan from one Type to another Type. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on (including interest accruing after filing of any bankruptcy or similar petition), all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include Specified Derivatives Obligations. “Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants that are not Affiliates of the Borrower and paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no material monetary default has occurred and has continued to the date of determination unremedied for 60 or more days to (b) the aggregate net rentable square footage of such Property. For the purposes of the definition of “Occupancy Rate,” a tenant shall be deemed to actually occupy a Property notwithstanding a temporary cessation of operations for renovation, repairs or other temporary reason, or for the purpose of completing tenant build out or that is otherwise scheduled to be open for business within 180 days of such date. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Office Property” means (a) the 601 Pennsylvania Property, (b) the Avenel Business Park Project and (c) each other Property which is designated as such by the Borrower from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). “Officer’s Certificate” means a certificate from the chief executive officer or chief financial officer of the Parent certifying the “Eligible Properties” and “Excluded Subsidiaries” as of the Agreement Date and a description of the “Permitted Ground Lease Encumbrance”.

- 25 - 4899-1669-0765v.8 “Off-Balance Sheet Obligations” means liabilities and obligations of the Parent, the Borrower, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10-Q or Form 10-K (or their equivalents) which the Parent is required to file with the SEC. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) subject to compliance with Section 9.4.(n), such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate. “Parent” means Saul Centers, Inc., a Maryland corporation, its successors and assigns. “Park Van Ness Project” means a 271-unit residential project with approximately 8,847 square feet of street-level retail located at 4455 Connecticut Avenue NW, Washington, DC. “Participant” has the meaning given that term in Section 13.6.(d). “Participant Register” has the meaning given that term in Section 13.6.(c). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation and any successor agency.

- 26 - 4899-1669-0765v.8 “Periodic Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”. “Permitted Ground Lease Encumbrance” means the encumbrance in respect of one of the Properties owned by the Borrower and its Subsidiaries existing as of the Agreement Date and described in the Officer’s Certificate. “Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws), in all cases which are not yet due or which are being contested in good faith and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (b) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 8.6.; (c) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (d) Liens consisting of encumbrances in the nature of zoning restrictions, easements, customary declarations, and rights or restrictions of record or otherwise imposed by an applicable Governmental Authority on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (e) the rights of tenants under leases or subleases (including customary “no build” restrictions) not interfering with the ordinary conduct of business of such Person; and (f) Liens in favor of (x) any Loan Party, existing as of the Agreement Date and set forth on Schedule 10.2. or (y) the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks and each Specified Derivatives Provider. “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority. “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Post-Default Rate” means, in respect of any principal of any Loan or any Reimbursement Obligation that is not paid when due, the rate otherwise applicable plus an additional five percent (5.0%) per annum and with respect to any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans under the applicable Facility plus five percent (5.0%). “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Parent, the Borrower or any Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Parent, the Borrower or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

- 27 - 4899-1669-0765v.8 “Preferred Equity Interest” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Lender then acting as Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Lender then acting as Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Office” means the office of the Administrative Agent located at 600 South 4th Street, 9th Floor, Minneapolis, Minnesota 55415, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Borrower and the Lenders. “Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) (i) the amount of such Lender’s Revolving Commitment plus (ii) the amount of such Lender’s outstanding Term Loans to (b) (i) the aggregate amount of the Revolving Commitments of all Lenders plus (ii) the aggregate amount of all outstanding Term Loans; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Revolving Loans, Term Loans and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Revolving Loans, Term Loans and Letter of Credit Liabilities of all Lenders as of such date. If at the time of determination the Commitments have been terminated or reduced to zero and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Commitments were in effect or Loans or Letters of Credit Liabilities were outstanding. For purposes of this definition, a Revolving Lender shall be deemed to hold a Letter of Credit Liability to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Property” means a parcel (or group of related parcels) of real property developed (or to be developed) by the Borrower, or any Subsidiary of the Borrower or any Unconsolidated Affiliate. “Property Management Agreements” means, collectively, all agreements entered into by the Borrower or any other Loan Party pursuant to which the Borrower or such other Loan Party engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Plan” means a Benefit Arrangement that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code. “Rating Agency” means S&P, Moody’s or any other nationally recognized securities rating agency selected by the Borrower and approved of by the Administrative Agent in writing. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

- 28 - 4899-1669-0765v.8 “Register” has the meaning given that term in Section 13.6.(c). “Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including, without limitation, Regulation D of the FRB) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity requirements. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change,” regardless of the date enacted, adopted, implemented or issued. “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse the applicable Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit. “REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Internal Revenue Code. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Requisite Lenders” means, as of any date, (a) Lenders having more than 50% of the aggregate amount of the Revolving Commitments and the outstanding Term Loans of all Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, Lenders holding more than 50% of the principal amount of the aggregate outstanding Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of the Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders. For purposes of this definition, a Lender shall be deemed to hold a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Revolving Lenders” means, as of any date, (a) Revolving Lenders having more than 50% of the aggregate amount of the Revolving Commitments of all Revolving Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, the Revolving Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of the Revolving Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) at all times when two or more Revolving Lenders (excluding Defaulting Lenders) are party to this

- 29 - 4899-1669-0765v.8 Agreement, the term “Requisite Revolving Lenders” shall in no event mean less than two Revolving Lenders. For purposes of this definition, a Revolving Lender (other than the applicable Issuing Bank) shall be deemed to hold a Letter of Credit Liability, in each case, to the extent such Revolving Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite Term Loan Lenders” means, as of any date, Term Loan Lenders having more than 50% of the aggregate outstanding principal amount of the Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of the Term Loan Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) at all times when two or more Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Term Loan Lenders” shall in no event mean less than two Term Loan Lenders. “Resigning Lender” has the meaning given that term in Section 12.8. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means with respect to the Parent, the Borrower or any other Subsidiary of the Parent, the chief financial officer and President of the Parent, the Borrower or such Subsidiary, as applicable. For purposes of this Agreement, references to the Borrower’s or a Subsidiary’s Responsible Officers shall be deemed to refer to the Parent’s Responsible Officers. “Restricted Payment” means: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent, the Borrower or any of the Subsidiaries of the Parent now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Parent, the Borrower or any of the Subsidiaries of the Parent now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent, the Borrower or any of the Subsidiaries of the Parent now or hereafter outstanding. “Revolver Extension Request” has the meaning given that term in Section 2.13.(a). “Revolving Commitment” means, as to each Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1., to issue (in the case of the Issuing Banks) and to participate (in the case of the other Lenders) in Letters of Credit pursuant to Section 2.3.(i), in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Revolving Lender in accordance with Section 2.17., as the same may be reduced from time to time pursuant to Section 2.12. or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6. or increased as appropriate to reflect any increase in Revolving Commitments effected in accordance with Section 2.17. “Revolving Commitment Percentage” means, as to each Lender with a Revolving Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Revolving Lenders;

- 30 - 4899-1669-0765v.8 provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Lender with a Revolving Commitment shall be the “Revolving Commitment Percentage” of such Lender in effect immediately prior to such termination or reduction. “Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Revolving Lender’s participation in Letter of Credit Liabilities at such time. “Revolving Facility” means, at any time, the aggregate Revolving Commitments at such time. “Revolving Lender” means a Lender having a Revolving Commitment, or if the Revolving Commitments have terminated, holding any Revolving Loans or any participation in Letter of Credit Liabilities. “Revolving Loan” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.1.(a). “Revolving Note” means a promissory note of the Borrower substantially in the form of Exhibit F-1, payable to the order of a Revolving Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment. “Revolving Termination Date” means July 30, 2029 or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.13.(a). “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors. “Sanctioned Country” means, at any time, a country, territory or region which is, or whose government is, the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction (a) in which the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Loans and Letters of Credit will be used, or (c) from which repayment of any Loan or Letter of Credit will be derived.

- 31 - 4899-1669-0765v.8 “Saul Family” means B. Francis Saul II and his spouse, siblings, and lineal descendants and the spouses of such siblings and lineal descendants and the heirs, beneficiaries, devisees or legatees that are or were members of the same family by blood, marriage or adoption as any of the same or any of the foregoing (and for purposes of this definition, any shares of Equity Interests which a Person no longer owns as a result of death shall be deemed still to be owned by such Person unless not held by such Person’s estate, trusts established under such Person’s will, or the heirs, beneficiaries, devisees or legatees of such Person that are or were members of the same family by blood, marriage or adoption as such Person). Entities owned or controlled by members of the Saul Family shall be deemed owned by such members for purposes of this Agreement. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property, and in the case of the Parent, shall include (without duplication), the Parent’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates, as applicable. “Secured Recourse Indebtedness” means, with respect to any Person, Secured Indebtedness of such Person (other than Nonrecourse Indebtedness of such Person) to the extent of recourse to the Parent, the Borrower or any other Loan Party. “Securities Act” means the Securities Act of 1933. “Simple SOFR Determination Day” has the meaning specified in the definition of Daily Simple SOFR”. “Simple SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Loan” means any Term SOFR Loan or Daily Simple SOFR Loan. “Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged. “Specified Derivatives Contract” means any Derivatives Contract, together with any Derivatives Support Document relating thereto, that is made or entered into at any time, or in effect at any

- 32 - 4899-1669-0765v.8 time now or hereafter, whether as a result of an assignment or transfer or otherwise, between the Borrower, the Parent or any other Loan Party and any Specified Derivatives Provider. “Specified Derivatives Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Parent, the Borrower or other Loan Party under or in respect of any Specified Derivatives Contract, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation. “Specified Derivatives Provider” means any Lender or any Affiliate of a Lender that is a party to a Derivatives Contract at the time the Derivatives Contract is entered into. “Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit. “Subordinated Debt” means Indebtedness for money borrowed of the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans, the other Guaranteed Obligations and the Specified Derivatives Obligations, if any, in a manner reasonably satisfactory to the Administrative Agent. “Subsidiary” means, for any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, trustees or other individuals performing similar functions of such corporation, partnership, limited liability company, trust or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless explicitly set forth to the contrary, a reference to a “Subsidiary” means a direct or indirect Subsidiary of the Parent. “Substantial Amount” means, at the time of determination thereof, an amount in excess of 30.0% of total consolidated assets (exclusive of depreciation) at such time of the Borrower and its Subsidiaries determined on a consolidated basis. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Syndication Agent” means Capital One, National Association. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Tenant Lease” means any lease entered into by the Borrower, any Loan Party or any Subsidiary with respect to any portion of a Property. “Term Loan” means a loan made by a Term Loan Lender to the Borrower pursuant to Section 2.2. and (if and as applicable) any Additional Term Loan Advance to be made by an Additional Term Loan Lender pursuant to Section 2.17.(c).

- 33 - 4899-1669-0765v.8 “Term Loan Commitment” means, as to each Term Loan Lender, such Lender’s obligation to make Term Loans on the Effective Date pursuant to Section 2.2., in an amount up to, but not exceeding, the amount set forth for such Lender on Schedule I as such Lender’s “Term Loan Commitment Amount”. “Term Loan Extension Request” has the meaning given that term in Section 2.13.(b). “Term Loan Facility” means, at any time, the aggregate Term Loan Commitments of all Term Loan Lenders outstanding at such time, or, if the Term Loan Commitments have been reduced to zero at such time, the aggregate principal amount of the Term Loans of all Term Loan Lenders outstanding. “Term Loan Lender” means a Lender having a Term Loan Commitment, or if the Term Loan Commitments have terminated, a Lender holding a Term Loan. “Term Loan Termination Date” means July 28, 2028 or such later date to which the Term Loan Termination Date may be extended pursuant to Section 2.13.(b). “Term Note” means a promissory note of the Borrower substantially in the form of Exhibit F-2, payable to the order of a Term Loan Lender in a principal amount equal to the amount of such Term Loan Lender’s Term Loan. “Term SOFR” means, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, that, if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan bearing interest at a rate based on Term SOFR as provided in Section 2.5.(a). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the Revolving Termination Date or the Term Loan Termination Date, as the context may require. “Titled Agent” has the meaning given that term in Section 12.9. “Total Asset Value” means, with respect to any Person at a given time, the sum (without duplication) of all of the following of such Person determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and cash equivalents (other than tenant deposits and other

- 34 - 4899-1669-0765v.8 cash and cash equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (b) with respect to all Properties owned (or leased pursuant to a Ground Lease) by the Parent or any Subsidiary for the immediately preceding period of twelve consecutive calendar months ending on such date of determination, the quotient of (i) NOI of such Person for the immediately preceding period of twelve consecutive calendar months divided by (ii) the Capitalization Rate; plus (c) the GAAP book value, as of the date of acquisition, of Properties acquired during the twelve consecutive calendar months most recently ended; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land; plus (f) the GAAP book value of all Mortgage Receivables (at the value reflected in the Parent’s consolidated financial statements in accordance with GAAP, as of such date, including the effect of impairment charges). Notwithstanding the foregoing, for the first twelve consecutive calendar months after a Property has ceased to be a Development Property, NOI attributable to that Property shall be determined on the basis of its income for the immediately preceding three calendar month period, annualized. Such Person’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly-owned assets. NOI attributable to (x) Properties acquired or disposed of during the three calendar month period ending immediately prior to any date of determination of Total Asset Value or (y) Properties that were Development Properties at the end of such three calendar month period, shall not be included in the calculation of Total Asset Value. Notwithstanding the foregoing, for purposes of determining Total Asset Value, (A) to the extent the amount of Total Asset Value attributable to Properties leased under Ground Leases, which are Eligible Properties under clause (b)(y) of the definition of “Eligible Property,” would exceed 10.0% of the aggregate Total Asset Value at any time, such excess shall be excluded, (B) to the extent the amount of Total Asset Value attributable to Unconsolidated Affiliates would exceed 10.0% of the aggregate Total Asset Value at any time, such excess shall be excluded, (C) to the extent the amount of Total Asset Value attributable to Development Properties would exceed 20.0% of the aggregate Total Asset Value at any time, such excess shall be excluded, (D) to the extent the amount of Total Asset Value attributable to Unimproved Land would exceed 10.0% of the aggregate Total Asset Value at any time, such excess shall be excluded, (E) to the extent the amount of Total Asset Value attributable to Mortgage Receivables would exceed 10.0% of the aggregate Total Asset Value at any time, such excess shall be excluded, and (F) to the extent the amount of Total Asset Value attributable to Unconsolidated Affiliates, Development Properties, Unimproved Land and Mortgage Receivables would exceed 25.0% of the aggregate Total Asset Value at any time, such excess shall be excluded. “Total Indebtedness” means, with respect to any Person, all Indebtedness of such Person and such Person’s Ownership Share of all Indebtedness of all Subsidiaries of such Person. “Treasury Rate” means, as of the last day of the applicable test period, the yield on the Treasury Constant Maturity Series with a ten-year maturity, as reported on the Business Day immediately preceding such date in Federal Reserve Statistical Release H.15, Selected Interest Rates (“Release H.15”) of the FRB, or any successor publication. If for any reason Release H.15 is no longer published, the Administrative Agent shall select a comparable publication to determine the Treasury Rate. “Type” with respect to any Revolving Loan or Term Loan, refers to whether such Loan or portion thereof is a Term SOFR Loan, a Daily Simple SOFR Loan or a Base Rate Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from

- 35 - 4899-1669-0765v.8 time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds, either directly or indirectly through one or more Subsidiaries an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Asset Value” means (a) the Unencumbered NOI (excluding NOI attributable to Development Properties) for the immediately preceding period of twelve consecutive calendar months divided by the Capitalization Rate, plus (b) the GAAP book value of all Eligible Properties (excluding Development Properties and Unimproved Land) acquired during the twelve calendar month period most recently ended which Properties are not subject to any Lien (other than Permitted Liens) or any Negative Pledge. Notwithstanding the foregoing, for the first twelve consecutive calendar months after a Property has ceased to be a Development Property, Unencumbered NOI attributable to that Property shall be determined on the basis of its income for the immediately preceding three calendar month period, annualized. Unencumbered NOI attributable to Properties disposed of during the three calendar month period ending immediately prior to any date of determination of Unencumbered Asset Value shall not be included in the calculation of Unencumbered Asset Value. Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value, to the extent the amount of Unencumbered Asset Value attributable to Properties leased under Ground Leases, which are Eligible Properties under clause (b)(y) of the definition of “Eligible Property,” would exceed 10.0% of the aggregate Unencumbered Asset Value at any time, such excess shall be excluded. “Unencumbered NOI” means, for any period, NOI from all Eligible Properties. “Unencumbered Pool Debt Service” means, with respect to any Person for any period, the aggregate amount of principal and interest payments in respect of all Unsecured Indebtedness of such Person that would be due and payable in respect thereof during such period, computed assuming a thirty (30) year amortization schedule and a per annum interest rate equal to the greater of: (a) the Treasury Rate plus 2.50% and (b) 6.50%. “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the following twelve (12) months; provided, however, that Unimproved Land shall also include land on which material and/or permanent improvements have been constructed, so long as (i) none of such improvements are currently in operation or producing revenue and (ii) there is no current intent or formal plan to commence development or to operate such improvements for a period of at least twelve (12) months following the date of determination. For the avoidance of doubt, no Development Property shall constitute Unimproved Land.

- 36 - 4899-1669-0765v.8 “United States Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. “Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness. “Unused Amount” has the meaning assigned to such term in Section 3.5.(b). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.1, 2.2, 2.8, 2.9 and 2.10, in each case, such day is also a Business Day. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10.(g)(ii)(B)(III). “Washington Square Project” means a mixed-use development comprised of approximately 46,073 square feet of retail space and approximately 190,303 square feet of office space located at 625- 675 North Washington Street, Alexandria, VA. “Waycroft Project” means a mixed-use development comprised of approximately 491 rental apartment units and approximately 60,048 square feet of retail space located at 750 North Glebe Road, Arlington, VA. “Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns. “Wells Fargo Securities” means Wells Fargo Securities, LLC, and its successors and assigns. “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned and controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. “Withdrawal Liability” means any liability as a result of a complete or partial withdrawal from a Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means (a) the Borrower, (b) any other Loan Party and (c) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under

- 37 - 4899-1669-0765v.8 which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2. General; References to Central Time. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect as of the Agreement Date. Notwithstanding the preceding sentence, the calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Accordingly, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Whenever reference is made to Borrower’s knowledge, or a similar qualification, knowledge means the actual current knowledge of Parent’s Responsible Officers. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an “Affiliate” means a reference to an Affiliate of the Borrower, and a reference to an “Unconsolidated Affiliate” means a reference to an Unconsolidated Affiliate of the Borrower. Except as expressly provided otherwise in any Loan Document, (i) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time and (ii) any reference to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Central time, daylight or standard, as applicable. Section 1.3. Financial Attributes of Non-Wholly Owned Subsidiaries. When determining the Applicable Margin and compliance by the Parent or the Borrower with any financial covenant contained in any of the Loan Documents (a) only the Ownership Share of the Parent or the Borrower, as applicable, of the financial attributes of a Subsidiary that is not a Wholly Owned Subsidiary shall be included and (b) the Parent’s Ownership Share of the Borrower shall be deemed to be 100.0%.

- 38 - 4899-1669-0765v.8 Section 1.4. Pro Forma Calculations. All pro forma computations required to be made hereunder giving effect to any transaction (including any designation of a Subsidiary as an Excluded Subsidiary) shall be calculated giving pro forma effect thereto (and to any other such transaction consummated since the first day of the period for which such pro forma computation is being made and on or prior to the date of such computation) as if such transaction had occurred on the first day of the period of twelve consecutive calendar months ending with the most recent calendar month for which financial statements shall have been delivered pursuant to Section 9.1 or 9.2. (or, prior to the delivery of any such financial statements, ending on June 30, 2025), and, to the extent applicable, the historical earnings and cash flows associated with the assets subject to such transaction and any related incurrence or reduction of Indebtedness. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Derivatives Contract applicable to such Indebtedness). Section 1.5. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, SOFR, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.2(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Daily Simple SOFR, SOFR, Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Daily Simple SOFR, SOFR, the Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.6. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II. CREDIT FACILITY

- 39 - 4899-1669-0765v.8 Section 2.1. Revolving Loans. (a) Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.15., each Revolving Lender severally and not jointly agrees to make Revolving Loans denominated in Dollars to the Borrower during the period from and including the Effective Date to but excluding the Revolving Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender’s Revolving Commitment. Each borrowing of Revolving Loans that are to be Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. Each borrowing of Revolving Loans that are to be SOFR Loans and each Continuation under Section 2.9. of, and each Conversion under Section 2.10. of Revolving Loans that are Base Rate Loans into SOFR Loans shall be in an aggregate minimum of $1,000,000 and integral multiples of $100,000 in excess of that amount. Notwithstanding the immediately preceding two sentences but subject to Section 2.15., a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans. (b) Requests for Revolving Loans. Upon same day notice, received not later than 9:00 a.m. Central time on the Business Day of any request for borrowing of any Revolving Loans that are to be Base Rate Loans or Daily Simple SOFR Loans and not later than 12:00 noon Central time at least three (3) Business Days prior to a borrowing of Revolving Loans that are to be Term SOFR Loans, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing or telephone notice thereof. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), the Type of the requested Revolving Loans, and if such Revolving Loans are to be Term SOFR Loans, the initial Interest Period for such Revolving Loans. Any telephone notice shall include all information to be specified in a written notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Administrative Agent by email on the same day as the giving of such telephonic notice. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a SOFR Loan) request that the Administrative Agent provide the Borrower with the most recent SOFR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter. If no Interest Period is specified with respect to any requested Term SOFR Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds (i) with respect to Term SOFR Loans, not later than 1:00 p.m. Central time, and (ii) with respect to Base Rate Loans or Daily Simple SOFR Loans, not later than 2:00 p.m. Central time, on the Business Day specified in the applicable Notice of Borrowing. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, (i) with respect to Term SOFR Loans, not later than 3:00 p.m. Central time, and (ii) with respect to Base Rate Loans or Daily Simple SOFR Loans, not later than 3:00 p.m. Central time, the proceeds of such amounts received by the Administrative Agent. (d) Assumptions Regarding Funding by Revolving Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by

- 40 - 4899-1669-0765v.8 any Revolving Lender that such Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Lender and the Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the Overnight Rate and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Lender’s Revolving Loan included in the borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Revolving Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Lender. Section 2.2. Term Loans. (a) Making of Term Loans. Subject to the terms and conditions hereof, on the Effective Date, each Term Loan Lender severally and not jointly agrees to make a Term Loan denominated in Dollars to the Borrower in the aggregate principal amount equal to the amount of such Lender’s Term Loan Commitment. Upon a Lender’s funding of its Term Loan, the Term Loan Commitment of such Lender shall terminate. (b) Requests for Term Loans. Upon same day notice, received not later than 9:00 a.m. Central time on the Business Day of any request for borrowing of any Term Loans that are to be Base Rate Loans or Daily Simple SOFR Loans and not later than 12:00 noon Central time at least three (3) Business Days prior to a borrowing of Term Loans that are to be Term SOFR Loans, the Borrower shall give the Administrative Agent notice requesting that the Term Loan Lenders make the Term Loans on the Effective Date and specifying the aggregate principal amount of Term Loans to be borrowed, the Type of the Term Loans, and if such Term Loans are to be Term SOFR Loans, the initial Interest Period for the Term Loans. Such notice shall be irrevocable once given and binding on the Borrower. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender. (c) Funding of Term Loans. Each Term Loan Lender shall deposit an amount equal to the Term Loan to be made by such Term Loan Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds, (i) with respect to Term SOFR Loans, not later than 1:00 p.m. Central time, and (ii) with respect to Base Rate Loans or Daily Simple SOFR Loans, not later than 2:00 p.m. Central time on the Effective Date. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement, not later than (i) with respect to Term SOFR Loans, not later than 3:00 p.m. Central time, and (ii) with respect to Base Rate Loans or Daily Simple SOFR Loans, not later than 3:00 p.m. Central time on the Effective Date, the proceeds of such amounts received by the Administrative Agent. The Borrower may not reborrow any portion of the Term Loans once repaid. (d) Obligation of Term Loan Lenders. No Term Loan Lender (which for purposes of this subsection (d) shall include (if and as applicable) each Additional Term Loan Lender) shall be responsible

- 41 - 4899-1669-0765v.8 for the failure of any other Term Loan Lender to advance its portion of the Term Loans (which, for purposes of this subsection (d) shall include (if and as applicable) each Additional Term Loan Advance) or to perform any other obligation to be made or performed by such other Term Loan Lender hereunder, and the failure of any Term Loan Lender to advance its portion of the Term Loans or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Term Loan Lender to advance its portion of such Term Loan or to perform any other obligation to be made or performed by such other Lender. Section 2.3. Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Agreement, including, without limitation, Section 2.15., each Issuing Bank, on behalf of the Revolving Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date thirty (30) days prior to the Revolving Termination Date, one or more standby letters of credit (including the Existing Letters of Credit, each a “Letter of Credit”) denominated in Dollars up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $40,000,000 as such amount may be reduced from time to time in accordance with the terms hereof (the “L/C Commitment Amount”); provided, however, that an Issuing Bank shall not be obligated to issue any Letter of Credit if, after giving effect to such issuance (and upon issuance of each Letter of Credit, or the Closing Date in the case of any Existing Letters of Credit, the Borrower shall be deemed to represent that the following will not occur as a result of such issuance), the aggregate Stated Amounts of Letters of Credit issued by such Issuing Bank and then outstanding would exceed the lesser of (x) one-half of the L/C Commitment Amount and (y) the Revolving Commitment of such Issuing Bank in its capacity as a Revolving Lender. Outstanding Letters of Credit shall reduce availability under the Revolving Facility on a dollar-for-dollar basis. The Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder on the Effective Date. (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to the approval of the applicable Issuing Bank and the Borrower, which approval, in the case of each of such Issuing Bank and the Borrower shall not unreasonably be withheld, conditioned or delayed. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the date that is thirty (30) days prior to the Revolving Termination Date, or (ii) any Letter of Credit have a duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non- renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the current expiration date of such Letter of Credit beyond the earlier of (x) the date that is thirty (30) days prior to the Revolving Termination Date and (y) the date one year after the current expiration date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”), so long as the Borrower delivers to the Administrative Agent for its benefit and the benefit of the applicable Issuing Bank and the Revolving Lenders no later than thirty (30) days prior to the Revolving Termination Date, Cash Collateral for such Letter of Credit for deposit into the Letter of Credit Collateral Account in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the Borrower under this Section in respect of such Extended Letters of Credit shall survive the termination of this Agreement and shall remain in effect until no such Extended Letters of Credit remain outstanding. If the Borrower fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date thirty (30) days prior to the Revolving Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the

- 42 - 4899-1669-0765v.8 Revolving Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $1,000,000 (or such lesser amount as may be acceptable to the applicable Issuing Bank, the Administrative Agent and the Borrower). (c) Requests for Issuance of Letters of Credit. The Borrower shall give the Issuing Bank it desires to issue a Letter of Credit and the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) at least five (5) Business Days prior to the requested date of issuance of such Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable Issuing Bank. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 6.2., the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date five (5) Business Days following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection. No Issuing Bank shall at any time be obligated to issue any Letter of Credit hereunder if (A) any order, judgment or decree of any Governmental Authority or arbitrator or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank (1) shall by its terms prohibit, purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or request that such Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular or (2) shall impose upon such Issuing Bank with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Bank as of the Closing Date and that such Issuing Bank in good faith deems material to it, (B) the conditions set forth in Section 6.2 are not satisfied or it has received notice from the Administrative Agent, any Lender or the Borrower that the conditions set forth in Section 6.2 will not be satisfied and directing such Issuing Bank not to issue such Letter of Credit, (C) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally, (D) the proceeds of which would be made available to any Person (x) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (y) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (E) the terms of such Letter of Credit do not comply with this Section 2.3. (including, without limitation the minimum amounts required by Section 2.3.(a)) or (F) any Revolving Lender is at that time a Defaulting Lender, unless such Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such Issuing Bank (in its sole discretion) with the Borrower or such Lender to eliminate such Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 3.9.(d)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Liabilities as to which such Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion. An Issuing Bank shall be under no obligation to amend or extend any Letter of Credit if (x) such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended or extended form under the terms hereof or (y) the beneficiary of the Letter of Credit does not accept the proposed amendment to or extension of the Letter of Credit. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, which modifications increase the obligations of the applicable Issuing Bank in respect of such Letters of Credit, unless the context otherwise requires. Upon the written request of the

- 43 - 4899-1669-0765v.8 Borrower, an Issuing Bank shall deliver to the Borrower a copy of each Letter of Credit issued by such Issuing Bank within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document (excluding any certificate or other document presented by a beneficiary in connection with a drawing under such Letter of Credit) is inconsistent with a term of any Loan Document, the term of such Loan Document shall control. The Borrower shall examine the copy of any Letter of Credit or any amendment to a Letter of Credit that is delivered to it by the applicable Issuing Bank and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly (but in any event, within five (5) Business Days after the later of (x) receipt by the beneficiary of such Letter of Credit of the original of, or amendment to, such Letter of Credit, as applicable and (y) receipt by the Borrower of a copy of such Letter of Credit or amendment, as applicable) notify such Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid. (d) Reimbursement Obligations. Upon receipt by an Issuing Bank from the beneficiary of a Letter of Credit issued by such Issuing Bank of any demand for payment under such Letter of Credit and such Issuing Bank’s determination that such demand for payment complies with the requirements of such Letter of Credit, such Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that such notice need not be given prior to payment by such Issuing Bank and an Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower agrees to pay and reimburse each Issuing Bank for the amount of each demand for payment under each Letter of Credit issued by such Issuing Bank at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. The Borrower’s Reimbursement Obligations shall be absolute, unconditional and irrevocable and irrespective of any setoff, counterclaim or defense to payment the Borrower may have at any time against any Issuing Bank, the Administrative Agent or any Lender, any beneficiary of a Letter of Credit or any other Person. Upon receipt by an Issuing Bank of any payment in respect of any Reimbursement Obligation owing with respect to a Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly pay to the Administrative Agent for the account of each Revolving Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Lender’s Revolving Commitment Percentage of such payment. (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Administrative Agent and the applicable Issuing Bank whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Borrower fails to so advise the Administrative Agent and the applicable Issuing Bank, or if the Borrower fails to reimburse the applicable Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which the applicable Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article VI. would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon Central time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1.(a) shall not apply to any borrowing of Base Rate Loans under this subsection. If the Borrower has elected to pay the amount

- 44 - 4899-1669-0765v.8 of such drawing with funds from other sources and shall fail to reimburse such Issuing Bank as provided above, or if the amount of such drawing is not fully refunded through a Base Rate Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise and inclusive of any amounts under Section 2.5.(a)) until paid in full and such interest shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to Section 2.3.(i) or this Section 2.3.(e) to reimburse such Issuing Bank for the amount of such drawing shall be for the account of such Revolving Lender to the extent of such payment. (f) Effect of Letters of Credit on Revolving Commitments. Upon the issuance by the applicable Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Lender’s Revolving Commitment Percentage and (ii) (A) the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding. (g) Issuing Banks’ Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. (i) In examining documents presented in connection with drawings under Letters of Credit and making payments under Letters of Credit issued by an Issuing Bank against such documents, such Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Administrative Agent, any of the Issuing Banks or any of the Lenders shall be responsible for, and the Borrower’s obligations in respect of Letters of Credit shall not be affected in any manner by, (A) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, electronic mail, telex, telecopy or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit, or of the proceeds of any drawing under any Letter of Credit; or (H) any consequences arising from causes beyond the control of the Administrative Agent, the Issuing Banks or the Revolving Lenders. None of the above shall affect, impair or prevent the vesting of any of the Issuing Banks’, the Administrative Agent’s or any Lender’s rights or powers hereunder. (ii) Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit issued by such Issuing Bank, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent

- 45 - 4899-1669-0765v.8 jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrower, the Administrative Agent, any other Issuing Bank or any Lender. In this connection, the obligation of the Borrower to reimburse an Issuing Bank for any drawing made under any Letter of Credit issued by such Issuing Bank, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including, without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against such Issuing Bank, any other Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between or among the Borrower, any Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of, or provide a right of setoff against, the Borrower’s Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 13.10., but not in limitation of the Borrower’s unconditional obligation to reimburse the applicable Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), the Borrower shall have no obligation to indemnify the Administrative Agent, any Issuing Bank or any Revolving Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Revolving Lender arising solely out of the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Revolving Lender with respect to any Letter of Credit. Without limiting the foregoing, none of the Administrative Agent, any Issuing Bank or any Lender or any of their respective Related Parties shall have any liability or responsibility by reason of (x) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith or illegal conduct of the beneficiary or other Person, (y) an Issuing Bank declining to take up documents and make payment (1) against documents that are fraudulent, forged or for other reasons by which it is entitled not to honor or (2) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (z) an Issuing Bank’s retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation or third-party claim notified to such Issuing Bank. (iii) In furtherance of the foregoing and without limiting the generality thereof, the parties agree that (A) with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in

- 46 - 4899-1669-0765v.8 its sole discretion, either accept and make payment upon such documents (even if not in strict compliance with the terms and conditions of such Letter of Credit) without responsibility for further investigation, regardless of any notice or information to the contrary and without regard to any non-documentary condition in such Letter of Credit, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, (B) an Issuing Bank may act upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that such Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request and (C) an Issuing Bank may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation. The responsibility of any Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit issued by it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit. Notwithstanding anything to the contrary herein, no Issuing Bank shall be responsible to the Borrower for, and such Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Applicable Laws or any order of a jurisdiction in which such Issuing Bank or the beneficiary is located, the practice stated in the “International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or in the decisions, opinions, practice statements or official commentary of the International Chamber of Commerce Banking Commission, the Banker’s Association for Finance and Trade (BAFT) or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such laws or practice rules. (iv) This Section 2.3.(g) shall establish the standard of care to be exercised by an Issuing Bank when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care stricter than the foregoing). Each Issuing Bank shall have all of the benefits and immunities (but not the obligations) (A) provided to the Administrative Agent in Article XII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article XII included such Issuing Bank with respect to such acts or omissions and (B) as additionally provided herein with respect to such Issuing Bank. (h) Amendments, Etc. The issuance by an Issuing Bank of any amendment, supplement or other modification to any Letter of Credit issued by such Issuing Bank shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the applicable Issuing Bank and the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 13.7. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the fees, if any, payable under the last sentence of Section 3.5.(c). (i) Revolving Lenders’ Participation in Letters of Credit. Immediately upon the issuance by an Issuing Bank of any Letter of Credit each Revolving Lender shall be deemed to have absolutely,

- 47 - 4899-1669-0765v.8 irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Revolving Lender’s Revolving Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Revolving Lender’s Revolving Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit for which such Issuing Bank is not reimbursed in full by the Borrower through a Base Rate Loan or otherwise in accordance with the terms of this Agreement or if any reimbursement payment is required to be refunded to the Borrower for any reason (including after the Revolving Termination Date). In addition, upon the making of each payment by a Revolving Lender to the Administrative Agent for the account of an Issuing Bank in respect of any Letter of Credit issued by it pursuant to the immediately following subsection (j), such Revolving Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Revolving Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Revolving Lender’s Revolving Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to such Issuing Bank pursuant to the second and the last sentences of Section 3.5.(c)). Upon receipt by the applicable Issuing Bank of any payment in respect of any Reimbursement Obligation, such Issuing Bank shall promptly pay to the Administrative Agent for the account of each Revolving Lender that has acquired a participation therein under the second sentence of this subsection (i), such Revolving Lender’s Revolving Commitment Percentage of such payment. (j) Payment Obligation of Revolving Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of an Issuing Bank, on demand or upon notice in accordance with subsection (e) above in immediately available funds in Dollars the amount of such Revolving Lender’s Revolving Commitment Percentage of each drawing paid by such Issuing Bank under each Letter of Credit issued by it to the extent such amount is not reimbursed by the Borrower pursuant to the immediately preceding subsection (d); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Revolving Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Revolving Lender’s Revolving Commitment Percentage of such drawing except as otherwise provided in Section 3.9.(d). If the notice referenced in the second sentence of Section 2.3.(e) is received by a Revolving Lender not later than 11:00 a.m. Central time, then such Revolving Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. Central time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 1:00 p.m. Central time on the next succeeding Business Day. Each Revolving Lender’s obligation to make such payments to the Administrative Agent under this subsection, whether as a Base Rate Loan or as a participation, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including, without limitation, (i) the failure of any other Revolving Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 11.1.(e) or (f), (iv) the termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of the applicable Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever. Any payment made by a Lender pursuant to this Section 2.3.(j) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such Letter of Credit. In furtherance of the foregoing, each Revolving Lender acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Revolving Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time that

- 48 - 4899-1669-0765v.8 such Lender’s Revolving Commitment is amended pursuant to Section 2.17., as a result of an assignment in accordance with Section 13.6. or otherwise in accordance with this Agreement. (k) Information to Lenders. Promptly following any change in Letters of Credit outstanding, the applicable Issuing Bank shall deliver to the Administrative Agent, who shall promptly deliver the same to each Revolving Lender and the Borrower, a notice describing the aggregate amount of all Letters of Credit issued by such Issuing Bank outstanding at such time. Upon the request of the Administrative Agent from time to time, an Issuing Bank shall deliver any other information reasonably requested by the Administrative Agent (or a Revolving Lender through the Administrative Agent) with respect to such Letter of Credit that is the subject of the request. Other than as set forth in this subsection, the Issuing Banks and the Administrative Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank or the Administrative Agent to perform its requirements under this subsection shall not relieve any Revolving Lender from its obligations under the immediately preceding subsection (j). (l) Extended Letters of Credit. Each Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise. (m) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (a) shall be obligated as a primary obligor to reimburse, or to cause the applicable Subsidiary to reimburse, the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of the Borrower and (b) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of the Borrower and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. To the extent that any Letter of Credit is issued for the account of any Subsidiary of the Borrower, the Borrower agrees that (i) such Subsidiary shall have no rights against any Issuing Bank, the Administrative Agent, any Lender or any of their respective Related Parties, (ii) the Borrower shall be responsible for the obligations in respect of such Letter of Credit under this Agreement, any Letter of Credit Documents and any application or reimbursement agreement with respect to such Letter of Credit, (iii) the Borrower shall have the sole right to give instructions and make agreements with respect to this Agreement, such Letter of Credit and any Letter of Credit Documents pertaining thereto and the disposition of any documents related thereto and (iv) the Borrower shall have all powers and rights in respect of any security arising in connection with such Letter of Credit and the transactions related thereto. The Borrower shall, at the request of the Issuing Bank, cause such Subsidiary to execute and deliver an agreement confirming the terms specified in the immediately preceding sentence and acknowledging that it is bound thereby.

- 49 - 4899-1669-0765v.8 Section 2.4. [Reserved]. Section 2.5. Rates and Payment of Interest on Loans; Conforming Changes. (a) Rates. The Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans under the applicable Facility; (ii) during such periods as such Loan is a Term SOFR Loan, at Term SOFR for such Loan for the Interest Period therefor, plus the Applicable Margin for SOFR Loans under the applicable Facility; and (iii) during such periods as such Loan is a Daily Simple SOFR Loan, at Daily Simple SOFR (as in effect from time to time), plus the Applicable Margin for SOFR Loans under the applicable Facility. Notwithstanding the foregoing, while an Event of Default exists, the Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including, without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). (b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (each of the following, an “Interest Payment Date”) (i) with respect to any Base Rate Loan and any Daily Simple SOFR Loan, monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date, (ii) with respect to any Term SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period; provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day, and (iii) on any date on which the principal balance of such Loan is due and payable in full (whether at maturity, due to acceleration or otherwise). Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error. (c) Borrower Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Borrower or the Parent on behalf of the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including, without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable

- 50 - 4899-1669-0765v.8 interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. The Administrative Agent shall promptly notify the Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement. (d) Initial Benchmark Conforming Changes. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Section 2.6. Number of Interest Periods. There may be no more than ten (10) different Daily Simple SOFR Loans and Interest Periods for Term SOFR Loans in the aggregate outstanding at the same time. Section 2.7. Repayment of Loans. (a) Revolving Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Revolving Termination Date. (b) Term Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Term Loans on the Term Loan Termination Date. Section 2.8. Prepayments. (a) Optional. Subject to Section 5.4., the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Administrative Agent prior written notice of the prepayment of any Loan, given not later than 10:00 a.m. Central Time (i) on the same Business Day as prepayment of each Base Rate Loan, (ii) at least five (5) U.S. Government Securities Business Days before prepayment of each Daily Simple SOFR Loan and (iii) at least three (3) U.S. Government Securities Business Days before prepayment of each Term SOFR Loan, specifying the date and amount of prepayment and whether the prepayment is of Daily Simple SOFR Loans, Term SOFR Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Each voluntary prepayment of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof or, if less, the aggregate principal amount of Revolving Loans outstanding. (b) Mandatory. (i) Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower

- 51 - 4899-1669-0765v.8 shall immediately upon demand pay to the Administrative Agent for the account of the Revolving Lenders, the amount of such excess. (ii) Application of Mandatory Prepayments. Amounts paid under the preceding subsection (b)(i) shall be applied to pay all amounts of principal outstanding on the Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2. and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any outstanding Term SOFR Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 5.4. (c) Prepayment of SOFR Loans. Each prepayment of SOFR Loans shall be accompanied by any amount required to be paid pursuant to Section 5.4.; provided that, so long as no Default or Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 2.8. prior to (x) with respect to Daily Simple SOFR Loans, the Interest Payment Date therefor or (y) with respect to Term SOFR Loans, the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.8. in respect of any such Daily Simple SOFR Loan prior to the Interest Payment Date applicable thereto or any such Term SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the applicable Interest Payment Date or the last day of such Interest Period, as applicable, into an account held at, and subject to the sole control of, the Administrative Agent until such date, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 2.8. (d) No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans. Section 2.9. Continuation. So long as no Default or Event of Default exists, the Borrower may on any Business Day, with respect to any SOFR Loan, (i) elect to maintain such Term SOFR Loan or any portion thereof as a Term SOFR Loan by selecting a new Interest Period for such Term SOFR Loan or (ii) elect to maintain such Daily Simple SOFR Loan or any portion thereof as a Daily Simple SOFR Loan. Each Continuation of a SOFR Loan shall be in an aggregate minimum amount of (i) $1,000,000 and integral multiples of $100,000 in excess of that amount for each Term SOFR Loan or (ii) $1,000,000 and integral multiples of $500,000 in excess of that amount for each Daily Simple SOFR Loan, provided, that each new Interest Period for a Term SOFR Loan selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period for a Term SOFR Loan shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the third Business Day prior to the date of any such Continuation. Each continuation of a Daily Simple SOFR Loan shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 a.m. Central time on the fifth U.S. Government Securities Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telephone, promptly confirmed in writing, or by telecopy, electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the SOFR Loans and portions thereof subject to such Continuation and (c) with respect to a Continuation of a Term SOFR Loan, the duration of the selected Interest Period, all of

- 52 - 4899-1669-0765v.8 which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail to (i) select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one month, provided, however that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.10. or the Borrower’s failure to comply with any of the terms of such Section, or (ii) deliver a timely Notice of Continuation with respect to any Daily Simple SOFR Loan, such Loan shall be automatically converted to a Base Rate Loan as of the applicable Interest Payment Date. Section 2.10. Conversion. The Borrower may on any Business Day, upon the Borrower’s giving of a Notice of Conversion to the Administrative Agent by telecopy, electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, a Base Rate Loan may not be Converted into a SOFR Loan if a Default or Event of Default exists. Each Conversion of Base Rate Loans into SOFR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Each such Notice of Conversion shall be given not later than 11:00 a.m. Central time (a) three (3) U.S. Government Securities Business Days prior to the date of any proposed Conversion into a Term SOFR Loan, (b) five (5) U.S. Government Securities Business Days prior to the date of any proposed Conversion into a Daily Simple SOFR Loan and (c) on the Business Day of such Conversion into a Base Rate Loan. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone promptly confirmed in writing, or by telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a Term SOFR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given. If the Borrower requests a conversion to a Term SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Section 2.11. Notes. (a) Notes. To the extent requested by any Revolving Lender, the Revolving Loans made by each Revolving Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Revolving Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed. To the extent requested by any Term Loan Lender, the Term Loan made by such Term Loan Lender shall, in addition to this Agreement, also be evidenced by a Term Note, payable to the order of such Term Loan Lender in a principal amount equal to the amount of its Term Loan and otherwise duly completed. (b) Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower

- 53 - 4899-1669-0765v.8 hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.12. Voluntary Reductions of the Revolving Commitments. The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities) at any time and from time to time without penalty or premium upon not less than five (5) Business Days prior written notice to the Administrative Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Revolving Commitments shall not be less than $10,000,000 and integral multiples of $5,000,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Administrative Agent (“Commitment Reduction Notice”); provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $50,000,000 unless the Borrower is terminating the Revolving Commitments in full. Promptly after receipt of a Commitment Reduction Notice the Administrative Agent shall notify each Lender of the proposed termination or Revolving Commitment reduction. Without limitation of the provisions of Section 2.17., the Revolving Commitments, once reduced or terminated pursuant to this Section, may not be increased or reinstated. Upon the effective date of such reduction or termination, the Borrower shall pay all interest and fees on the Revolving Loans accrued to the date of such reduction or termination of the Revolving Commitments to the Administrative Agent for the account of the Revolving Lenders, including but not limited to any applicable compensation due to each Revolving Lender in accordance with Section 5.4. Section 2.13. Extensions of the Termination Date. (a) Revolver Extensions. The Borrower shall have the right, exercisable one time, to extend the Revolving Termination Date by one year. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least thirty (30) days but not more than one hundred twenty (120) days prior to the current Revolving Termination Date, a written request for such extension (a “Revolver Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives a Revolver Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Termination Date shall be extended for one year effective upon receipt by the Administrative Agent of the Revolver Extension Request and payment of the fee referred to in the following clause (y): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material

- 54 - 4899-1669-0765v.8 respects on and as of such earlier date (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(d).(i). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). (b) Term Loan Extensions. The Borrower shall have the right, exercisable twice (but in no event more than once in any 12-month period), to extend the Term Loan Termination Date by one year. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least thirty (30) days but not more than one hundred twenty (120) days prior to the current Term Loan Termination Date, a written request for such extension (a “Term Loan Extension Request”). The Administrative Agent shall notify the Term Loan Lenders if it receives a Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Term Loan Termination Date shall be extended for one year effective upon receipt by the Administrative Agent of the Term Loan Extension Request and payment of the fee referred to in the following clause (y): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(d).(ii). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). Section 2.14. Expiration Date of Letters of Credit Past Revolving Commitment Termination. If on the date the Revolving Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise), there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the Borrower shall, on such date, pay to the Administrative Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, for deposit into the Letter of Credit Collateral Account, an amount of money equal to the amount of such excess. Section 2.15. Amount Limitations. Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.12. shall take effect, if (a) immediately after the making of such Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments, or (b) the aggregate principal amount of all outstanding Revolving Loans, together with

- 55 - 4899-1669-0765v.8 the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time. Section 2.16. Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement. Section 2.17. Increase in Revolving Commitments; Additional Term Loan Advances. (a) The Borrower shall have the right to request increases in the aggregate amount of the Revolving Commitments, to request Additional Term Loan Advances in respect of the Term Loan Facility or to add one or more new term loan tranches (“Additional Tranche Loans”, together with the Additional Term Loan Advances, the “Incremental Term Loans”, and together with increases to the Revolving Commitments, the “Incremental Credit Facilities”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that, after giving effect to any such Incremental Credit Facilities, the aggregate amount of all such Incremental Credit Facilities shall not exceed $250,000,000. Each such Incremental Credit Facility must be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such Incremental Credit Facilities, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such Incremental Credit Facilities among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or to provide any other Incremental Credit Facility, as applicable, and any new Lender becoming a party to this Agreement in connection with any such Incremental Credit Facility must be an Eligible Assignee. (b) If a Person becomes a new Revolving Lender under this Agreement, or if any existing Revolving Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Revolving Lender hereunder (or in the case of an existing Revolving Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Revolving Lenders its Revolving Commitment Percentage (determined with respect to the Revolving Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Revolving Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.3.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 5.4. as a result of the prepayment of any such Revolving Loans. (c) If pursuant to this Section 2.17. one or more Additional Term Loan Lenders shall agree to make an applicable Additional Term Loan Advance, such Additional Term Loan Advance shall be made, on a date agreed to by the Borrower, the Administrative Agent and the Additional Term Loan Lender, in accordance with the following conditions and procedures:

- 56 - 4899-1669-0765v.8 (i) Not later than 11:00 a.m. Central time at least three (3) Business Days prior to the requested date of a borrowing of Incremental Term Loans, the Borrower shall give the Administrative Agent notice requesting that the Additional Term Loan Lenders make the Incremental Term Loans on such requested date and specifying the aggregate principal amount of Incremental Term Loans to be borrowed, the Type of Incremental Term Loans, and if such Incremental Term Loans are to be Term SOFR Loans, the initial Interest Period for the Incremental Term Loans. Such notice shall be irrevocable once given and binding on the Borrower. Upon receipt of such notice the Administrative Agent shall promptly notify each Additional Term Loan Lender. (ii) Each Additional Term Loan Lender shall deposit an amount equal to the Incremental Term Loan to be made by such Additional Term Loan Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds, not later than 11:00 a.m. Central time on the requested date of such borrowing. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement, not later than 2:00 p.m. Central time on such requested date, the proceeds of such amounts received by the Administrative Agent. The Borrower may not reborrow any portion of the Incremental Term Loans once repaid. (d) Incremental Term Loans and increases in the Revolving Commitments may be made hereunder pursuant to an amendment or an amendment and restatement (an “Incremental Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender participating in such tranche and the Administrative Agent. Notwithstanding anything to the contrary in Section 13.7., the Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17. Each Incremental Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, each Lender participating in such Tranche and the Borrower, but will not in any event have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the initial Term Loans hereunder or a maturity date earlier than the Term Loan Termination Date. (e) Loans made pursuant to any increase in the Revolving Commitments and the Additional Term Loan Advances shall rank pari passu in right of payment, and shall be guaranteed on a pari passu basis, with the Revolving Loans and the Term Loans. (f) The effectiveness of Incremental Credit Facilities under this Section is subject to the following conditions precedent: (w) the approval (which approval shall not be unreasonably withheld or delayed) of any new Lender (other than an Eligible Assignee) by the Administrative Agent and, with respect to any increase in the Revolving Commitments, each Issuing Bank, (x) no Default or Event of Default shall be in existence on the effective date of such Incremental Credit Facility, (y) the representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the

- 57 - 4899-1669-0765v.8 Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all partnership or other necessary action taken by the Borrower to authorize such Incremental Credit Facility and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; (ii) a supplement to this Agreement executed by the Borrower and any Lender providing such Incremental Credit Facility, which supplement may include such amendments to this Agreement as the Administrative Agent deems reasonably necessary or appropriate to implement the transactions contemplated by this Section 2.17., together with the consent of the Guarantors thereto; (iii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; (iv) if requested by any new Revolving Lender or any existing Revolving Lender increasing its Revolving Commitment, a new Revolving Note executed by the Borrower, payable to any new Revolving Lenders and replacement Revolving Notes executed by the Borrower, payable to any existing Revolving Lenders increasing their Revolving Commitments, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments; (v) if requested by any Additional Term Loan Lender, a new Term Note or replacement Term Note executed by the Borrower payable to such Additional Term Loan Lender in the amount of such Lender’s Term Loans; and (vi) a Compliance Certificate calculated on a pro forma basis as of the last day of the Borrower’s most recently ended fiscal quarter. In connection with any Incremental Credit Facility pursuant to this Section, any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act. ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS Section 3.1. Payments. (a) Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by the Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10.), to the Administrative Agent at the Principal Office, not later than 1:00 p.m. Central time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Section 11.5., the Borrower shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of any Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one (1) Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Overnight Rate from time to time in effect. If the due date of any payment under this Agreement or any

- 58 - 4899-1669-0765v.8 other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or any such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Section 3.2. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1.(a), 2.2.(e) and 2.3.(e) shall be made from the Revolving Lenders, each payment of the fees under Sections 3.5.(a), 3.5.(b), the first sentence of 3.5.(c), and 3.5.(d)(i) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.12. shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) each payment or prepayment of principal of Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them; provided that, subject to Section 3.9., if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitments; (c) the making of Term Loans under Section 2.3.(a) shall be made from the Term Loan Lenders, pro rata according to the amounts of their respective Term Loan Commitments; (d) each payment or prepayment of principal of Term Loans shall be made for the account of the Term Loan Lenders, and the payment of fees under Section 3.5.(d)(ii) shall be made for the account of the Term Loan Lenders, pro rata in accordance with the respective unpaid principal amounts of the Term Loans held by them; (e) each payment of interest on Revolving Loans or Term Loans shall be made for the account of the Revolving Lenders or Term Loan Lenders, as applicable, pro rata in accordance with the amounts of interest on such Revolving Loans or Term Loans, as applicable, then due and payable to the respective Lenders; (f) the making, Conversion and Continuation of Revolving Loans or Term Loans of a particular Type (other than Conversions provided for by Sections 5.1.(c) and 5.5.) shall be made pro rata among the Revolving Lenders or Term Loan Lenders, as applicable, according to the amounts of their respective Revolving Loans or Term Loans, as applicable, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; and (g) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.3., shall be in accordance with their respective Revolving Commitment Percentages.

- 59 - 4899-1669-0765v.8 Section 3.3. Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf of the Borrower or any other Loan Party to a Lender (other than any payment in respect of Specified Derivatives Obligations) not in accordance with the terms of this Agreement resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligation greater than the share thereof as provided in Section 3.2. or Section 11.4., as applicable, and such payment should be distributed to the Lenders in accordance with Section 3.2. or Section 11.5., as applicable, such Lender receiving such greater proportion shall (a) notify the Administrative Agent and (b) promptly purchase (for cash at face value) from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2. or Section 11.5., as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) to the extent of the applicable recovery, without interest, if such payment is rescinded or must otherwise be restored; provided that the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 3.9.(e) or (z) any payment obtained by a Lender as consideration for the assignment of, or sale of a participation in, any of its Loans or participations in Letters of Credit to any assignee or participant, other than to the Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. Section 3.4. Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender. Section 3.5. Fees. (a) Closing Fee. On the Effective Date, the Borrower agrees to pay to the Administrative Agent and each Lender all fees then due and payable as have been agreed to in writing by the Borrower, the Arrangers and the Administrative Agent in the Fee Letters or otherwise. (b) Unused Fees. During the period from the Effective Date to but excluding the Revolving Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Revolving Lenders an unused facility fee equal to the sum of the daily amount (the “Unused Amount”)

- 60 - 4899-1669-0765v.8 by which the aggregate amount of the Revolving Commitments exceeds the aggregate outstanding principal balance of Revolving Loans and Letter of Credit Liabilities set forth in the table below multiplied by the corresponding per annum rate. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. Unused Amount Unused Fee (percent per annum) Greater than or equal to 50% of the aggregate amount of Revolving Commitments 0.25% Less than 50% of the aggregate amount of Revolving Commitments 0.15% (c) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for SOFR Loans under the Revolving Facility times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full; provided, however, that notwithstanding anything to the contrary herein, while any Event of Default exists, such letter of credit fees shall accrue at the Post-Default Rate. In addition to such fees, the Borrower shall pay to each Issuing Bank solely for its own account, an issuance or fronting fee in respect of each Letter of Credit issued by such Issuing Bank in an amount to be agreed between the Borrower and such Issuing Bank, which fee may be payable either as a percentage of the face amount of each Letter of Credit payable to such Issuing Bank at the time of issuance of such Letter of Credit or as a per annum rate on the daily average Stated Amount of such Letter of Credit from the date of issuance through and including the expiration or cancellation of such Letter of Credit. The fees provided for in this subsection shall be nonrefundable and payable, in the case of the fee provided for in the first sentence, in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent and in the case of the fee provided for in the second sentence, at the time of issuance of such Letter of Credit. The Borrower shall pay directly to the applicable Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto. (d) (i) Revolving Credit Extension Fee. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.13.(a), the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a fee equal to three- twentieths of one percent (0.15%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized). Such fee shall be due and payable in full on the date the Administrative Agent receives the Revolver Extension Request pursuant to such Section. (ii) Term Loan Credit Extension Fee. If the Borrower exercises its right to extend the Term Loan Termination Date in accordance with Section 2.13.(b), the Borrower agrees to pay to the Administrative Agent for the account of each Term Loan Lender a fee equal to three- twentieths of one percent (0.15%) of the amount of such Term Loan Lender’s Term Loan Commitment (whether or not utilized). Such fee shall be due and payable in full on the date the

- 61 - 4899-1669-0765v.8 Administrative Agent receives the Term Loan Extension Request with respect to each such extension pursuant to such Section. (e) Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the applicable Fee Letter and as may be otherwise agreed to in writing from time to time by the Borrower and the Administrative Agent. Section 3.6. Computations. Unless otherwise expressly set forth herein, (a) interest for Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as applicable, and actual number of days elapsed, and (b) any accrued interest on any other Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Section 3.7. Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.5.(a)(i) through (iv). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. Section 3.8. Statements of Account. The Administrative Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder. Section 3.9. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as such Revolving Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

- 62 - 4899-1669-0765v.8 (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders. The rights and remedies of the Borrower against a Defaulting Lender under this Section are in addition to any other rights and remedies Borrower may have against such Defaulting Lender under this Agreement, any of the Loan Documents, Applicable Law or otherwise. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 3.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender under Section 2.3.(j) in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article VI. were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Liabilities are held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately following subsection (d)) and all Term Loans are held by the Term Loan Lenders pro rata as if there had been no Term Loan Lenders that are Defaulting Lenders. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents thereto. (c) Certain Fees. (i) No Defaulting Lender shall be entitled to receive any Fee payable under Section 3.5.(b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

- 63 - 4899-1669-0765v.8 (ii) Each Defaulting Lender shall be entitled to receive letter of credit fees payable under Section 3.5.(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clauses (i) or (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to each Issuing Bank, the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities shall be reallocated among the Non- Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Article VI. are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 13.19., no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral. (i) [Reserved]. (ii) At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the applicable Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to Letters of Credit issued and outstanding at such time. Such cash collateralization may be provided by a borrowing of Revolving Loans if the conditions precedent thereto are met. (iii) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of all Issuing Banks, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of the

- 64 - 4899-1669-0765v.8 Issuing Banks with respect to Letters of Credit issued and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (iv) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and such Issuing Bank that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the Issuing Banks may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall, solely to the extent otherwise applicable, remain subject to any security interest granted pursuant to the Loan Documents. (f) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuing Banks agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause, as applicable, (i) the Revolving Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)) and (ii) the Term Loans to be held by the Term Loan Lenders pro rata as if there had been no Term Loan Lenders that were Defaulting Lenders, whereupon such Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Revolving Lender was a Defaulting Lender; and provided, further, that, subject to Section 13.19., except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Revolving Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender. (g) New Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment/Loans. During any period that a Lender is a Defaulting Lender, the Borrower may, by the Borrower giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender assign its Commitment and Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(b). No party hereto shall have any obligation whatsoever to initiate any such

- 65 - 4899-1669-0765v.8 replacement or to assist in finding an Eligible Assignee. In addition, any Lender who is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Commitment and Loans via an assignment subject to and in accordance with the provisions of Section 13.6.(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 13.6.(b), shall pay to the Administrative Agent an assignment fee in the amount of $7,500. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders. Section 3.10. Taxes. (a) Issuing Banks. For purposes of this Section, the term “Lender” includes the Issuing Banks and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower and the other Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any

- 66 - 4899-1669-0765v.8 Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, the Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

- 67 - 4899-1669-0765v.8 (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of IRS Form W-8BEN or W-8BEN-E, as applicable; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail

- 68 - 4899-1669-0765v.8 to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE IV. [RESERVED]. ARTICLE V. YIELD PROTECTION, ETC.

- 69 - 4899-1669-0765v.8 Section 5.1. Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time, within thirty (30) days after written demand by such Lender or such Participant, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (b) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection (a), the Borrower shall promptly pay to the Administrative Agent on its own account or for the account of a Lender from time to time such amounts as the Administrative Agent or such Lender may determine to be necessary to compensate the Administrative Agent or such Lender for any costs incurred by the Administrative Agent or such Lender that it determines are attributable to its making of or maintaining, continuing or converting any Loans or its obligation to make, maintain, continue or convert any Loans hereunder, any reduction in any amount receivable by the Administrative Agent or such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by the Administrative Agent or such Lender of capital or liquidity in respect of its Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to the Administrative Agent or such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or its Commitments (other than Excluded Taxes and Connection Income Taxes); (ii) imposes or modifies any reserve, special deposit, compulsory loan, insurance charge or similar requirements (other than Regulation D of the FRB or other similar reserve requirement with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) imposes on any Lender or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender. (c) [Reserved] (d) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy, liquidity or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the applicable Issuing Bank of issuing (or any Lender of purchasing

- 70 - 4899-1669-0765v.8 participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Issuing Bank or any Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Lender, the Borrower shall pay promptly to such Issuing Bank or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such Issuing Bank or such Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Lender for such increased costs or reductions in amount. (e) Notification and Determination of Additional Costs. Each of the Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to notify the Borrower (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Agreement Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of an Issuing Bank or a Lender to the Administrative Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, an Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding anything to the contrary contained in the preceding subsections of this Section 5.1., the Borrower shall not be required to compensate any Lender, any Participant or an Issuing Bank pursuant to this Section for any such increased costs incurred or reductions suffered by such Lender, Participant or Issuing Bank more than one hundred eighty (180) days prior to the date that such Lender, Participant or Issuing Bank, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s, Participant’s or Issuing Bank’s intention to claim compensation therefor (except that if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof). Section 5.2. Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Daily Simple SOFR pursuant to the definition thereof or Term SOFR with respect to a proposed Term SOFR Loan on or prior to the first day of the applicable Interest Period or (ii) the Requisite Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Daily Simple SOFR or Term SOFR, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining any such Loan during, with respect to Term SOFR, such Interest Period and, in the case of clause (ii), the Requisite Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Requisite Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the

- 71 - 4899-1669-0765v.8 amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans (I) with respect to any Daily Simple SOFR Loans, immediately and (II) with respect to any Term SOFR Loans, at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.4. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, Daily Simple SOFR, the Term SOFR Reference Rate or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make Daily Simple SOFR Loans or Term SOFR Loans, as applicable, and any right of the Borrower to convert any Loan to a Daily Simple SOFR Loan or a Term SOFR Loan, as applicable, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”) (A) with respect to any Daily Simple SOFR Loans, on the Interest Payment Date therefor and (B) with respect to any Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 5.4. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Requisite Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 5.2(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. (B) No Specified Derivatives Contract shall be deemed to be a “Loan Document” for purposes of this Section 5.2(c).

- 72 - 4899-1669-0765v.8 (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.2.(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.2.(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.2.(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans (I) with respect to any Daily Simple SOFR Loans, immediately and (II) with respect to any Term SOFR Loans, at the end of the applicable Interest Period. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current

- 73 - 4899-1669-0765v.8 Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Section 5.3. [Reserved]. Section 5.4. Compensation. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a written notice of prepayment in accordance with the terms of this Agreement, any Notice of Borrowing, Notice of Conversion or Notice of Continuation, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any such written notice of prepayment, (d) any payment, prepayment or conversion of any SOFR Loan on a date other than (i) with respect to any Daily Simple SOFR Loan, the applicable Interest Payment Date therefor or (ii) with respect to any Term SOFR Loan, the last day of the Interest Period therefor (in each case, including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on (i) with respect to any Daily Simple SOFR Loan, the applicable Interest Payment Date therefor or (ii) with respect to any Term SOFR Loan, the last day of the Interest Period therefor, in each case, as a result of a request by the Borrower pursuant to Section 5.6. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Loan Parties under this Section 5.4. shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 5.5. [Reserved]. Section 5.6. Affected Lenders. If (a) a Lender requests compensation pursuant to Section 3.10. or Section 5.1., and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make SOFR Loans or to Continue, or to Convert Base Rate Loans into, SOFR Loans shall be suspended pursuant to Section 5.1.(b) or Section 5.2.(b) but the obligation of the Requisite Lenders shall not have been suspended under such Sections, or (c) a Lender does not vote in favor of any amendment, modification or waiver to this Agreement or any other Loan Document, which, pursuant to Section 13.7., requires the vote of such Lender, and the Requisite Lenders shall have voted in favor of such amendment, modification or waiver, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(b) for a purchase price equal to (x) the aggregate principal balance of all Loans then owing to the Affected Lender, plus (y) the aggregate amount of payments previously made by the Affected Lender under Section 2.3.(j) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender nor any Titled Agent be obligated in any way whatsoever to initiate any such replacement or

- 74 - 4899-1669-0765v.8 to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10., 5.1. or 5.4.) with respect to any period up to the date of replacement. Section 5.7. Change of Lending Office. Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10., 5.1. or 5.2.(b) to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America. Section 5.8. Assumptions Concerning Funding of SOFR Loans. Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded SOFR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such SOFR Loans in an amount equal to the amount of the SOFR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its SOFR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article. ARTICLE VI. CONDITIONS PRECEDENT Section 6.1. Initial Conditions Precedent. The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Agreement executed by each of the parties hereto; (ii) Revolving Notes and Term Notes executed by the Borrower, payable to each applicable Lender that has requested that it receive Notes, complying with the terms of Section 2.11.(a); (iii) the Guaranty executed by each of the Guarantors initially to be a party thereto; (iv) an opinion of Troutman Pepper Locke LLP, counsel to the Parent, the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and in a form acceptable to the Administrative Agent; (v) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational

- 75 - 4899-1669-0765v.8 instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party; (vi) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State (and any state department of taxation, as applicable) of the state of formation of each such Loan Party; (vii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation; (viii) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (ix) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 6.1.(b)-(d) and 6.2. have been satisfied; (x) a Compliance Certificate calculated on a pro forma basis for the Borrower’s fiscal quarter ended June 30, 2025; (xi) a Disbursement Instruction Agreement effective as of the Agreement Date; (xii) evidence that all indebtedness, liabilities or obligations owing by the Loan Parties under the Existing Credit Agreement (other than any Existing Letters of Credit) shall have been paid in full and all Liens securing such indebtedness, liabilities or other obligations have been released; (xiii) evidence that the Fees, if any, then due and payable under Section 3.5., together with all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid; (xiv) insurance certificates, or other evidence, providing that the insurance coverage required under Section 8.5. (including, without limitation, both property and liability insurance) is in full force and effect; (xv) the duly executed Officer’s Certificate; and (xvi) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (b) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the

- 76 - 4899-1669-0765v.8 financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect; (c) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (i) result in a Material Adverse Effect or (ii) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; (d) the Borrower and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any Applicable Law or (ii) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which could not reasonably be likely to (x) have a Material Adverse Effect, or (y) restrain or impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any Loan Party to fulfill its obligations under the Loan Documents to which it is a Party; and (e) the Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Patriot Act. Section 6.2. Conditions Precedent to All Loans and Letters of Credit. In addition to the satisfaction or waiver of the conditions precedent to the first Credit Event contained in Section 6.1., the obligations of (i) the Lenders to make any Loans and (ii) the Issuing Banks to issue, extend or increase any Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.15. would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited hereunder and (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, and in the case of the issuance, extension or increase of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance, extension or increase of such Letter of Credit. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued, extended or increased that

- 77 - 4899-1669-0765v.8 all conditions to the making of such Loan or issuing, extending or increasing of such Letter of Credit contained in this Article VI. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent and the Lenders that the conditions precedent for initial Loans set forth in Sections 6.1. and 6.2. that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied. ARTICLE VII. REPRESENTATIONS AND WARRANTIES Section 7.1. Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of each Issuing Bank, to issue Letters of Credit, the Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows: (a) Organization; Power; Qualification. Each of the Parent and the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower is a corporation, limited liability company partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect. None of the Borrower, any other Loan Party or any other Subsidiary is an Affected Financial Institution. (b) Ownership Structure. Part I of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries of the Parent setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interest in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests. As of the Agreement Date, except as disclosed in such Schedule, (A) each of the Parent, the Borrower and the Subsidiaries of the Borrower owns, free and clear of all Liens (except Permitted Liens under clauses (c) through (f) of the definition thereof), and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date, Part II of Schedule 7.1.(b) correctly sets forth all Unconsolidated Affiliates of the Parent, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Parent. (c) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. Each of the Parent and the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Parent, the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such

- 78 - 4899-1669-0765v.8 Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or to be hereafter acquired by any Loan Party other than the set off rights described herein in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties. (e) Compliance with Law; Governmental Approvals. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect. (f) Title to Properties; Liens. Schedule 7.1.(f) is, as of the Agreement Date, a complete and correct listing of all real estate assets of the Borrower, each other Loan Party and each other Subsidiary of the Borrower, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is a Development Property and, if such Property is a Development Property, the status of completion of such Property. Each of the Borrower and each Subsidiary of the Borrower has good, marketable and legal title to, or a valid leasehold interest in, its respective assets that are material to the operations of its business. (g) Existing Indebtedness; Total Indebtedness. Part I of Schedule 7.1.(g) is, as of the Agreement Date, a complete and correct listing of all Indebtedness (including all Guarantees other than guarantees of customary nonrecourse carveouts) of each of the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of the Agreement Date, each of the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto in all material respects, and no material default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a material default or event of default, exists with respect to any such Indebtedness. Part II of Schedule 7.1.(g) is, as of the Agreement Date, a complete and correct listing of all Total Indebtedness of the Borrower, the other Loan Parties and the other Subsidiaries of the Parent (excluding any Indebtedness set forth on Part I of such Schedule). (h) Material Contracts. Schedule 7.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts (other than Tenant Leases). Each of the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower that is party to any Material Contract has performed and is in compliance in all material respects with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material

- 79 - 4899-1669-0765v.8 Contract to the extent any such default or event of default could reasonably be expected to have a Material Adverse Effect. (i) Litigation. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Parent, the Borrower, any other Loan Party, any other Subsidiary of the Parent or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Document. As of the Agreement Date, to the Borrower’s knowledge, there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, the Parent, the Borrower, any Loan Party or any other Subsidiary of the Parent. (j) Taxes. All federal, state and other tax returns of each of the Parent, the Borrower, each other Loan Party and each other Subsidiary of the Borrower required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon, each of the Parent, the Borrower, each Loan Party, each other Subsidiary of the Parent and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent is under audit. All charges, accruals and reserves on the books of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Parent in respect of any taxes or other governmental charges are in accordance with GAAP. (k) Financial Statements. The Borrower has furnished to the Administrative Agent copies of (i) (x) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal years ended December 31, 2023 and December 31, 2024 and (y) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal quarter and the portion of the fiscal year ended June 30, 2025, and (ii) the related audited or unaudited, as applicable, consolidated statements of operations, shareholders’ equity and cash flow for the fiscal years and fiscal quarter ended on such dates, with, in the case of such annual financial statements, the opinion thereon of Deloitte & Touche LLP. Such financial statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (i)(y) above). None of the Parent, the Borrower or any of their respective Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that would be required to be set forth in its financial statements or notes thereto pursuant to GAAP, except as referred to or reflected or provided for in said financial statements. (l) No Material Adverse Change. Since December 31, 2024, there has been no event, change, circumstance or occurrence that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Parent, the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower is Solvent. (m) ERISA.

- 80 - 4899-1669-0765v.8 (i) Except as could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws. Except with respect to Multiemployer Plans, each Qualified Plan (A) has received a favorable determination from the Internal Revenue Service applicable to such Qualified Plan’s current remedial amendment cycle (as defined in Revenue Procedure 2007-44 or “2007-44” for short), (B) has timely filed for a favorable determination letter from the Internal Revenue Service during its staggered remedial amendment cycle (as defined in 2007-44) and such application is currently being processed by the Internal Revenue Service, (C) had filed for a determination letter prior to its “GUST remedial amendment period” (as defined in 2007-44) and received such determination letter and the staggered remedial amendment cycle first following the GUST remedial amendment period for such Qualified Plan has not yet expired, or (D) alternatively to clauses (A) through (C) above, is maintained under a preapproved plan and may rely upon a favorable opinion letter issued by the Internal Revenue Service with respect to the form of such preapproved plan. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in a Lien on the property of any Loan Party or any Subsidiary of the Borrower, as of the Agreement Date, nothing has occurred which would cause the loss of its reliance on each Qualified Plan’s favorable determination letter or opinion letter. (ii) With respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715. The “benefit obligation” of all Plans does not exceed the “fair market value of plan assets” for such Plans by more than $10,000,000 all as determined by and with such terms defined in accordance with FASB ASC 715. (iii) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no ERISA Event has occurred or is expected to occur; (ii) there are no pending, or to the best knowledge of the Borrower, threatened, claims, actions or lawsuits or other action by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (iii) there are no violations of the fiduciary responsibility rules with respect to any Plan or Benefit Arrangement; (iv) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction”, as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code; and (v) no assessment or tax has arisen under Section 4980H of the Internal Revenue Code. (iv) As of the Effective Date, the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments. (n) Absence of Default. None of the Loan Parties or any of the other Subsidiaries of Borrower is in default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

- 81 - 4899-1669-0765v.8 (o) Environmental Laws. Each of the Borrower, each other Loan Party and each other Subsidiary of the Borrower: (i) is in compliance with all Environmental Laws applicable to its business, operations and the Properties owned or operated by it, (ii) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (iii) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (i) through (iii) the failure to obtain or to comply with the same could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for any of the following matters that could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, the Borrower does not have knowledge of, and has not received written notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to the Borrower, any Loan Party or any other Subsidiary of the Borrower, their respective businesses, operations or with respect to the Properties, may: (x) cause or contribute to an actual or alleged violation of or noncompliance with Environmental Laws, (y) cause or contribute to any other potential common-law or legal claim or other liability, or (z) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law adversely affecting use or value or require the filing or recording of any notice, approval or disclosure document under any Environmental Law and, with respect to the immediately preceding clauses (x) through (z) is based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. As of the Agreement Date, there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the Borrower’s knowledge after due inquiry, threatened, against the Borrower, any other Loan Party or any other Subsidiary of the Borrower with respect to any alleged violation of or liability under Environmental Laws which reasonably could be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law, to the extent any such listing could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (p) Investment Company. None of the Borrower, any other Loan Party or any other Subsidiary of the Borrower is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (q) Margin Stock. None of the Borrower, any other Loan Party or any other Subsidiary of the Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U of the FRB. (r) Affiliate Transactions. Except as permitted by Section 10.9. or as otherwise set forth on Schedule 7.1.(r), none of the Borrower, any other Loan Party or any other Subsidiary of the Borrower is a party to or bound by any agreement or arrangement with any Affiliate. (s) Intellectual Property. Each of the Loan Parties and each other Subsidiary of the Borrower owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name

- 82 - 4899-1669-0765v.8 rights, trade secrets and copyrights (collectively, “Intellectual Property”) necessary to the conduct of its businesses, without conflict known to Borrower with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person which conflict could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To Borrower’s knowledge, all such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances, except for any failure in full protection and/or due and proper registration, filing or issuance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the Agreement Date, no claim has been asserted by any Person against Borrower or any other Loan Party or any other Subsidiary of Borrower with respect to the use of any such Intellectual Property by the Borrower, any other Loan Party or any other Subsidiary of the Borrower, or challenging or questioning the validity or effectiveness of any such Intellectual Property that could reasonably be expected to have a Material Adverse Effect. To Borrower’s knowledge, the use of such Intellectual Property by the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower, any other Loan Party or any other Subsidiary of the Borrower that could reasonably be expected to have a Material Adverse Effect. (t) Business. As of the Agreement Date, the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower are engaged in the business of directly or indirectly owning, leasing, managing, and operating real property, together with other business activities incidental thereto. (u) Broker’s Fees. To Borrower’s knowledge, no broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by the Borrower, any other Loan Party or any other Subsidiary of the Borrower for any other services rendered to the Borrower, any other Loan Party or any other Subsidiary of the Parent ancillary to the transactions contemplated hereby. (v) Accuracy and Completeness of Information. All written information, reports and other papers and data (other than financial projections and other forward looking statements), taken as a whole as of the date of delivery thereof, furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of the Borrower, any other Loan Party or any other Subsidiary of the Borrower were, at the time the same were so furnished, complete and correct in all material respects, and, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year end audit adjustments and absence of full footnote disclosure). All financial projections and other forward looking statements prepared by or on behalf of the Borrower or any Subsidiary of the Borrower that have been or may hereafter be made available to the Administrative Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to the Borrower or any Subsidiary of the Borrower which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents, taken as a whole as of the date of delivery thereof, contained or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

- 83 - 4899-1669-0765v.8 (w) Not Plan Assets; No Prohibited Transactions. None of the assets of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent constitutes “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3-101, the execution, delivery and performance of this Agreement and the other Loan Documents, and the extensions of credit and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Internal Revenue Code. (x) Anti-Corruption Laws and Sanctions; Outbound Investment Rules. (i) None of the Parent, the Borrower, any Subsidiary, any of their respective directors, officers, or, to the knowledge of the Borrower or such Subsidiary, employees, Affiliates or any agent or representative of the Parent, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (D) has violated any Anti-Money Laundering Law or any Anti-Corruption Laws in any material respect or any Sanctions. (ii) Each of the Parent, the Borrower and its Subsidiaries, and to the knowledge of the Borrower, each director, officer, employee, agent and Affiliate of the Parent, the Borrower and each such Subsidiary, is in compliance with the Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions. (iii) The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance with the Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions by the Borrower, its Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement. (iv) Neither the Borrower nor any of its Subsidiaries (A) is a “covered foreign person” as that term is used in the Outbound Investment Rules or (B) currently engages, or has any present intention to engage in the future, directly or indirectly, in (1) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (2) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a United States Person or (3) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. (y) REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT. (z) Unencumbered Properties. Each Property included in calculations of the Unencumbered Asset Value satisfies all of the requirements (including those in the definition of “Eligible Property”) contained in this Agreement for the same to be included therein.

- 84 - 4899-1669-0765v.8 Section 7.2. Survival of Representations and Warranties, Etc. All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, any other Loan Party or any other Subsidiary of the Borrower to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent, any Issuing Bank or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date, the date on which any extension of the Revolving Termination Date or Term Loan Termination Date is effectuated pursuant to Section 2.13., the date on which any increase of the Revolving Commitments or any Additional Term Loan Advance is effectuated pursuant to Section 2.17. and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit. ARTICLE VIII. AFFIRMATIVE COVENANTS For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner provided for in Section 13.7., the Parent and the Borrower shall comply with the following covenants: Section 8.1. Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 10.4., each of the Parent and the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect. Section 8.2. Compliance with Applicable Law. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure to comply with which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower shall maintain in effect and enforce policies and procedures designed to ensure compliance with the Anti-Corruption Laws and applicable Sanctions by the Borrower, its Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement.

- 85 - 4899-1669-0765v.8 Section 8.3. Maintenance of Property. In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, (a) protect and preserve all of its respective material properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all properties, ordinary wear and tear excepted, and (b) from time to time make or cause to be made all material needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly conducted at all times; provided that, to the extent not otherwise prohibited under this Agreement and so long as (i) immediately before and after such transfer or conveyance, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to such transfer or conveyance, the Borrower shall be in compliance with the covenants set forth in Section 10.1. on a pro forma basis in accordance with Section 1.4. (and upon the reasonable request of the Administrative Agent the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), the Borrower and each of its Subsidiaries may transfer and convey their respective Properties in their sole discretion, which Properties shall, if not conveyed to the Borrower or any other Subsidiary of the Borrower (other than an Excluded Subsidiary), be removed, as of the date of such transfer or conveyance, from the calculation of Unencumbered Asset Value. Section 8.4. Conduct of Business. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, carry on its respective businesses as described in Section 7.1.(t) and in substantially the same fashion as currently in effect (including acquiring Properties of the same quality as Properties currently owned by the Borrower and its Subsidiaries and operating and maintaining Properties in substantially the same manner and with the same standard of care and quality as is currently employed by the Borrower and the other Loan Parties and the Subsidiaries of the Borrower and not enter into any line of business that would adversely affect the REIT status of Parent; provided that, to the extent not otherwise prohibited under this Agreement and so long as (i) immediately before and after such transfer or conveyance, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to such transfer or conveyance, the Borrower shall be in compliance with the covenants set forth in Section 10.1. on a pro forma basis in accordance with Section 1.4. (and upon the reasonable request of the Administrative Agent the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), the Borrower and each of its Subsidiaries may transfer and convey their respective Properties in their sole discretion, (provided that the requirements of the foregoing clause (ii) shall not apply with respect to any Properties with a Fair Market Value less than or equal to $10,000,000 in the aggregate during the term of this Agreement), which Properties shall, if not conveyed to the Borrower or any other Subsidiary of the Borrower (other than an Excluded Subsidiary), be removed, as of the date of such transfer or conveyance, from the calculation of Unencumbered Asset Value. Section 8.5. Insurance. In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law. No more than once per fiscal year, the Borrower shall deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance

- 86 - 4899-1669-0765v.8 then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 8.6. Payment of Taxes and Claims. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person that are included in the calculation of the Unencumbered Asset Value; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP. Section 8.7. Books and Records; Inspections. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the presence of an officer of the Parent if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and so long as no Event of Default exists, with reasonable prior notice; provided that (a) no Loan Party shall be required to pay the expense of any such visit, except to the extent such visit is made by the Administrative Agent or is made during the continuance of an Event of Default and (b) unless an Event of Default exists, only one (1) such visit shall be permitted at the Loan Parties’ expense during any fiscal year. The Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists. If requested by the Administrative Agent, the Borrower shall cause the Parent to execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Borrower with the Parent’s accountants. Section 8.8. Use of Proceeds. The Borrower will use the proceeds of Loans only (a) for the payment of pre-development and development costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Borrower and its Subsidiaries; (d) to finance acquisitions of Equity Interests permitted under this Agreement; and (e) to provide for the general working capital needs of the Parent, the Borrower and the Subsidiaries of the Parent and for other general corporate purposes of the Parent, the Borrower and the Subsidiaries of the Parent. The Borrower shall only use Letters of Credit for the same purposes for which it may use the proceeds of Loans.

- 87 - 4899-1669-0765v.8 Section 8.9. Environmental Matters. The Borrower shall, and shall cause each Subsidiary of the Borrower to, comply with all Environmental Laws the failure to comply with which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower shall comply, and shall cause each Subsidiary of the Borrower to comply, and the Borrower shall use, and shall cause each other Loan Party and each other Subsidiary of the Borrower to use, commercially reasonable efforts to cause all other Persons occupying the Properties to comply, with all Environmental Laws to the extent the failure to so comply could reasonably be expected to cause a Material Adverse Effect. The Borrower shall, and shall cause each Subsidiary of the Borrower to, promptly take all actions and pay or arrange for the payment of all costs necessary for it and for its Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as and to the extent required under Environmental Laws, to the extent the failure to do so could reasonably be expected to have a Material Adverse Effect. The Borrower shall, and shall cause each Subsidiary of the Borrower to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws to the extent any such lien could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 8.10. Further Assurances. At the Borrower’s cost and expense and upon request of the Administrative Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents. Section 8.11. Material Contracts. The Borrower shall, and shall cause each other Loan Party and each other Subsidiary of the Borrower to, duly and punctually perform and comply in all material respects with any and all representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Borrower to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts in a manner that could reasonably be expected to cause a Material Adverse Effect. Section 8.12. Guarantors. (a) Within twenty (20) Business Days of any Person becoming a Material Subsidiary (other than an Excluded Subsidiary) after the Agreement Date, the Parent and the Borrower shall deliver to the Administrative Agent each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii), and (xvi) of Section 6.1.(a) if such Subsidiary had been a Material Subsidiary on the Agreement Date; provided, however, promptly (and in any event within twenty (20) Business Days) upon any Excluded Subsidiary ceasing to be an Excluded Subsidiary, such Subsidiary shall comply with the provisions of this Section.

- 88 - 4899-1669-0765v.8 (b) The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor (other than the Parent) from the Guaranty so long as: (i) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including, without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1.; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited under the Loan Documents; and (iv) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. ARTICLE IX. INFORMATION For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Parent and the Borrower shall furnish to the Administrative Agent for distribution to each of the Lenders: Section 9.1. Quarterly Financial Statements. As soon as available and in any event within five (5) Business Days after the same is required to be filed with the SEC (but in no event later than fifty (50) days after the end of each of the first, second and third fiscal quarters of the Parent, commencing with the fiscal quarter ending June 30, 2025), the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated income statement and statement of cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief executive officer or chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments). Section 9.2. Year-End Statements. As soon as available and in any event within five (5) Business Days after the same is required to be filed with the SEC (but in no event later than one hundred (100) days after the end of each fiscal year of the Parent, commencing with the fiscal year ending December 31, 2025), the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated income statement and statement of cash flows and statement of stockholders’ equity of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be (a) certified by the chief executive officer or chief financial officer of the Parent, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) accompanied by the report thereon of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent,

- 89 - 4899-1669-0765v.8 whose report shall be unqualified and in scope and substance satisfactory to the Requisite Lenders and who shall have authorized the Parent to deliver such financial statements and report thereon to the Administrative Agent and the Lenders pursuant to this Agreement. Section 9.3. Compliance Certificate. At the time the financial statements are furnished pursuant to Sections 9.1. and 9.2., a certificate substantially in the form of Exhibit I (a “Compliance Certificate”) executed on behalf of the Borrower by the chief financial officer of the Parent (a) setting forth in reasonable detail as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance with the covenants contained in Section 10.1.; (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Loan Parties with respect to such event, condition or failure; (c) a statement of Funds From Operations for such quarterly accounting period or fiscal year, as the case may be; and (d) a report of newly acquired Properties of the Borrower and the Subsidiaries of the Borrower, including, with respect to each Property, the Net Operating Income, purchase price and Mortgage debt, if any. Section 9.4. Other Information. (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Parent’s Board of Directors by its independent public accountants including, without limitation, any management report; (b) Within five (5) Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary of the Borrower shall file with the SEC or any national securities exchange; (c) Promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Parent, the Borrower, any Subsidiary of the Borrower or any other Loan Party; (d) No later than thirty (30) days before the end of each fiscal year of the Parent ending prior to the Term Loan Termination Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail; (e) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of the Parent setting forth details as to such occurrence and the action, if any, which the Parent or applicable member of the ERISA Group is required or proposes to take; (f) To the extent the Borrower has knowledge of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating to, or affecting, the Borrower, any other Loan Party or any Subsidiary of the Borrower or any of their respective properties, assets or businesses which could reasonably be expected to have, individually

- 90 - 4899-1669-0765v.8 or in the aggregate, a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Borrower are being audited; (g) A copy of any amendment to the certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent, the Borrower or any other Loan Party within twenty (20) Business Days after the approval thereof by the General Partner or Manager thereof, or if later, the effectiveness thereof; (h) Prompt notice of (i) any change in the Executive Senior Management of the Parent, (ii) any material change in the overall business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent or (iii) the occurrence of any other event which, in the case of any of the immediately preceding clauses (i) through (iii), has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (i) Promptly after a Responsible Officer of Borrower has knowledge thereof, notice of the occurrence of any Default or Event of Default or a material default or event of default by the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound; (j) [RESERVED]; (k) Prompt notice of any order, judgment or decree in excess of $10,000,000 having been entered against the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Borrower or any of their respective properties or assets; (l) Within thirty (30) days after a Responsible Officer has knowledge thereof, any written notification of a material violation of any Applicable Law shall have been received by the Borrower or any other Loan Party from any Governmental Authority which violation, if proven, could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect; (m) Prompt notice of the acquisition, incorporation or other creation of any Material Subsidiary of the Borrower, the purpose for such Subsidiary, the nature of the assets and liabilities thereof and whether such Subsidiary is a Wholly Owned Subsidiary of the Borrower; (n) Promptly upon the request of the Administrative Agent, evidence of the Borrower’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (o) Promptly, upon any change in the Borrower’s Credit Rating, a certificate stating that the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect; (p) Promptly, upon each request, such information identifying the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent as a Lender may reasonably request in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Patriot Act; (q) Promptly, and in any event within ten (10) Business Days after a Responsible Officer of the Borrower obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the

- 91 - 4899-1669-0765v.8 Borrower or any other Loan Party shall receive written notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Borrower or any other Loan Party shall receive written notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of, noncompliance with or liability under any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; or (iii) the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent shall receive any notice from a Governmental Authority alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; and the matters covered by notices referred to in any of the immediately preceding clauses (i) through (iii), whether individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (r) To the extent the Parent, the Borrower, any other Loan Party or any other Subsidiary is aware of the same, prompt notice of any matter that has had, or which could reasonably be expected to have, a Material Adverse Effect; and (s) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, any other Loan Party or any other Subsidiary of the Borrower as the Administrative Agent or any Lender may reasonably request. Section 9.5. Electronic Delivery of Certain Information. (a) Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent, the Parent or the Borrower); provided that the foregoing shall not apply to (i) notices to any Lender (or any Issuing Bank) pursuant to Article II., (ii) any Lender that has notified the Administrative Agent, the Parent and the Borrower that it cannot or does not want to receive electronic communications and (iii) notices of Default or Event of Default. The Administrative Agent, the Parent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent, the Parent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent, the Parent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Central time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Parent or the Borrower shall be required to provide paper copies of the certificate required by Section 9.3. to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 9.3., the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

- 92 - 4899-1669-0765v.8 (b) Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Parent and the Borrower by the Administrative Agent. Section 9.6. Public/Private Information. The Borrower shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower. Any information or materials delivered pursuant to the Loan Documents will be considered Public Information if they are filed by the Parent with the SEC and are publicly available or are posted on the Parent’s website. All other such information and materials will be considered Private Information unless otherwise indicated in writing by Borrower. Section 9.7. Patriot Act Notice; Compliance. The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, a Lender (for itself and/or as agent for all Lenders hereunder) may from time to time request, and the Borrower shall, and shall cause the other Loan Parties to, provide promptly upon any such request to such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, a cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. ARTICLE X. NEGATIVE COVENANTS For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Parent and the Borrower shall comply with the following covenants: Section 10.1. Financial Covenants. (a) Maximum Leverage Ratio. The Borrower shall not permit the ratio of (i) Total Indebtedness of the Parent and its Subsidiaries to (ii) Total Asset Value of the Parent and its Subsidiaries to exceed 0.60 to 1.00 at any time. (b) Minimum Interest Coverage Ratio. The Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters most recently ending to (ii) Interest Expense of the Parent and its Subsidiaries for such period, to be less than 2.00 to 1.00 as of the last day of such period. (c) Ratio of Adjusted EBITDA to Fixed Charges. The Borrower shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters most recently ending to (ii) Fixed Charges of the Parent and its Subsidiaries for such period, to be less than 1.40 to 1.00 as of the last day of such period. (d) Ratio of Unsecured Indebtedness to Unencumbered Asset Value. The Borrower shall not permit the ratio of (i) Unsecured Indebtedness of the Parent and its Subsidiaries to (ii) the Unencumbered Asset Value of the Parent and its Subsidiaries to exceed 0.60 to 1.00 at any time.

- 93 - 4899-1669-0765v.8 (e) Unencumbered Pool Debt Service Coverage. The Borrower shall not permit the ratio of (i) Unencumbered NOI of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters most recently ended to (ii) Unencumbered Pool Debt Service of the Parent and its Subsidiaries for such period to be less than 1.50 as of the last day of such period. (f) Reserved. (g) Unencumbered Asset Value. The Borrower shall not permit: (i) the weighted average aggregate Occupancy Rate (weighted on the basis of aggregate square footage) of all Properties included in the Unencumbered Asset Value to be less than 80% at any time; provided that, the Borrower may, at any time, designate (by written notice to the Administrative Agent) any Property to be excluded from the group of Properties included in the calculation of the Unencumbered Asset Value (i) so long as (x) immediately before and after giving effect to such designation, the Borrower shall be in compliance with subclauses (ii), (iii) and (iv) of this clause (g) immediately after giving effect thereto and no Default or Event of Default (other than a Default or Event of Default related solely to this clause (i)) shall have occurred and be continuing and (ii) immediately after giving effect to such designation, the Borrower shall be in compliance with the covenants set forth in Section 10.1. on a pro forma basis in accordance with Section 1.4. (and upon the reasonable request of the Administrative Agent the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance); (ii) the Unencumbered Asset Value attributable to any single Property to exceed 40% of the aggregate Unencumbered Asset Value at any time; provided, however, that any such excess shall be excluded from the calculation of Unencumbered Asset Value but existence of such excess shall not otherwise constitute a breach under this Section 10.1.(g)(ii); (iii) there to be less than twelve (12) Properties included in the Unencumbered Asset Value at any time; or (iv) the Unencumbered Asset Value to be less than $200,000,000 at any time. Subject to the requirements set forth in the preceding provisions of this subsection (g), the Borrower may, at any time, designate (by written notice to the Administrative Agent) any Eligible Property to be included in or excluded from the group of Eligible Properties included in the calculation of Unencumbered Asset Value so long as (i) immediately before and after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to such designation, the Borrower shall be in compliance with the covenants set forth in Section 10.1. on a pro forma basis in accordance with Section 1.4. (and upon the reasonable request of the Administrative Agent the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance). (h) Adjusted Total Asset Value. The Borrower shall not permit the aggregate Adjusted Total Asset Value attributable to assets directly or indirectly owned by the Parent, the Borrower and the Guarantors to be less than 90% of the Adjusted Total Asset Value at any time. (i) Restricted Payments after Certain Defaults, Acceleration. If a Default or Event of Default specified in Section 11.1.(a), Section 11.1.(f) or Section 11.1.(g) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to

- 94 - 4899-1669-0765v.8 Section 11.2.(a), the Borrower shall not make any Restricted Payments and shall not permit any Subsidiary of the Borrower to make any Restricted Payments to any Person other than to the Borrower. (j) Secured Recourse Indebtedness. The Borrower shall not permit the aggregate outstanding principal amount of Secured Recourse Indebtedness of the Parent, the Borrower and the other Loan Parties to exceed 20% of Total Asset Value at any time. Section 10.2. Liens; Negative Pledge. (a) The Borrower shall not, and shall not permit any Subsidiary of the Borrower (other than an Excluded Subsidiary) to, create, assume, or incur any Lien (other than Permitted Liens, the Permitted Ground Lease Encumbrance and Liens securing Indebtedness not prohibited under the Loan Documents) upon any of its material properties, assets, income or profits of any character whether now owned or hereafter acquired if immediately prior to the creation, assumption or incurring of such Lien, or immediately thereafter, a Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.1. (b) The Borrower shall not, and shall not permit any Subsidiary of the Borrower (other than an Excluded Subsidiary) to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) an agreement (x) evidencing Indebtedness which the Borrower or any Subsidiary of the Borrower is not prohibited from creating, incurring, assuming, or permitting or suffering to exist under this Agreement, (y) which Indebtedness is secured by a Lien not prohibited under the Loan Documents, and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; or (ii) an agreement relating to the sale of a Subsidiary or assets pending such sale; provided that in any such case the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale. Section 10.3. Restrictions on Intercompany Transfers. The Borrower shall not, and shall not permit any Subsidiary of the Borrower (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s Equity Interests owned by the Parent, the Borrower or any Subsidiary of the Borrower; (b) pay any Indebtedness owed to the Parent, the Borrower or any Subsidiary of the Borrower; (c) make loans or advances to the Parent, the Borrower or any Subsidiary of the Parent; or (d) transfer any of its property or assets to the Parent, the Borrower or any Subsidiary of the Parent, other than (i) with respect to clauses (a) through (d), those encumbrances or restrictions contained in any Loan Document, and (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business. Section 10.4. Merger, Consolidation, Sales of Assets and Other Arrangements. The Borrower shall not, and shall not permit any Subsidiary of the Borrower (other than an Excluded Subsidiary) to, (a) enter into any transaction of merger or consolidation; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire the assets of, or make an Investment in, any other Person, in each case under this clause (d) in a Substantial Amount; provided, however, that:

- 95 - 4899-1669-0765v.8 (i) any Subsidiary of the Parent may merge with a Loan Party so long as such Loan Party is the survivor; (ii) any Subsidiary of the Parent may sell, transfer or dispose of its assets to a Loan Party; (iii) any Subsidiary of the Parent (other than the Borrower) may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and may thereafter liquidate; provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; (iv) any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, a Substantial Amount of assets (including capital stock or other securities of Subsidiaries) to any other Person, so long as, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least ten (10) days’ prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.1.; (3) in the case of a consolidation or merger involving the Parent or the Borrower, the Parent or the Borrower, as applicable, shall be the survivor thereof and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Borrower or the Parent, as applicable, with the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, the financial covenants contained in Section 10.1., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and (v) the Borrower, the other Loan Parties and the other Subsidiaries of the Borrower may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business. Section 10.5. Plans. Except with respect to contributions made by any Loan Party or other Subsidiary of the Borrower or the Parent to any Qualified Plan or Benefit Arrangement, the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Borrower to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Section 10.6. Fiscal Year. The Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary of the Borrower to, change its fiscal year from that in effect as of the Agreement Date.

- 96 - 4899-1669-0765v.8 Section 10.7. Modifications of Organizational Documents and Material Contracts. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary of the Borrower to, amend, supplement, restate or otherwise modify its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is materially adverse to the interest of the Administrative Agent, the Issuing Banks or the Lenders, in each case in their role as such, or (b) could reasonably be expected to have a Material Adverse Effect. The Borrower shall not enter into, and shall not permit any other Loan Party or any other Subsidiary of the Borrower to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of the Borrower, any other Loan Party or any other Subsidiary of the Borrower in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity if such default or cancellation could reasonably be expected to cause a Material Adverse Effect. Section 10.8. Subordinated Debt Prepayments; Amendments. Except as provided in Sections 10.1.(i) and 11.1.(q), the Borrower shall not, and shall not permit any Subsidiary of the Borrower to, prepay any principal of, or accrued interest on, any Subordinated Debt or otherwise make any voluntary or optional payment with respect to any principal of, or accrued interest on, any Subordinated Debt prior to the originally scheduled due date thereof or otherwise redeem or acquire for value any Subordinated Debt. Further, the Parent and the Borrower shall not, and shall not permit any other Loan Party or other Subsidiary of the Parent to, amend or modify, or permit the amendment or modification of, any agreement or instrument evidencing any Subordinated Debt where such amendment or modification provides for the following or which has any of the following effects: (a) increases the rate of interest accruing on such Subordinated Debt; (b) increases the amount of any scheduled installment of principal or interest, or shortens the date on which any such installment or principal or interest becomes due; (c) shortens the final maturity date of such Subordinated Debt; (d) increases the principal amount of such Subordinated Debt; (e) amends any financial or other covenant contained in any document or instrument evidencing any Subordinated Debt in a manner which is more onerous to the Borrower or such Subsidiary or which requires the Borrower or such Subsidiary to improve its financial performance; (f) provides for the payment of additional material fees or the increase in existing fees; and/or (g) otherwise could reasonably be expected to be materially adverse to the interests of the Administrative Agent or the Lenders. Section 10.9. Transactions with Affiliates. The Borrower shall not permit to exist or enter into, and shall not permit any Subsidiary of the Borrower to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, other than the Borrower or a Wholly Owned Subsidiary of the Borrower, except (a) as set forth on Schedule 7.1.(r), (b) compensation, bonus

- 97 - 4899-1669-0765v.8 and benefit arrangements with employees and officers, directors and trustees as permitted by Applicable Law, and (c) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower, or such Subsidiary of the Borrower and upon fair and reasonable terms which are no less favorable to the Borrower, or such Subsidiary of the Borrower than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule 7.1.(r) if a Default or Event of Default exists or would result therefrom. Section 10.10. Environmental Matters. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in material violation of any Environmental Law or in a manner that could reasonably be expected to lead to a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 10.11. Derivatives Contracts. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, enter into or become obligated in respect of Derivatives Contracts other than Derivatives Contracts entered into by the Borrower or any such Subsidiary of the Borrower in the ordinary course of business and which establish an effective hedge that hedges interest rate risk in respect of specific Indebtedness of the Borrower or such Subsidiary of the Borrower, as applicable. Section 10.12. Use of Proceeds. The Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary or any of its of their respective directors, officers, employees and agents to, use any proceeds of the Loans or any Letter of Credit to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the FRB) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any proceeds of the Loans or any Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 10.13. Limitations Regarding Outbound Investment Rules. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a United States Person or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE XI. DEFAULT

- 98 - 4899-1669-0765v.8 Section 11.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority: (a) Default in Payment. The Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) the principal of, or any interest on, any of the Loans or any Reimbursement Obligation, or shall fail to pay any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party, as applicable, under any Loan Document to which it is a party and, in the case of interest or any payment Obligation other than principal of any Loan prior to the applicable Termination Date only, such failure shall continue for a period of five (5) days after the due date thereof. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 8.1.(a) (solely with respect to the existence of the Parent and the Borrower), Article IX. or Article X. (other than Section 10.10.); or (ii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section, and in the case of this subsection (b)(ii) only, such failure shall continue for a period of thirty (30) days after the earlier of (x) the date upon which a Responsible Officer of the Parent or the Borrower obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Administrative Agent; or (iii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement set forth in Section 8.9. or 10.10. of this Agreement and in the case of this subsection (b)(iii) only, such failure shall continue for a period of sixty (60) days after the date upon which the Borrower has received written notice of such failure from the Administrative Agent; provided, that in the event such failure is susceptible of cure but is not cured within said sixty (60) days, so long as the Borrower or Subsidiary of Borrower is diligently and continuously pursuing such cure, as evidenced to Administrative Agent’s reasonable satisfaction, such cure period shall be extended for an additional one hundred twenty (120) days. (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other document, certificate or financial statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender in connection with the Loan Documents, shall at any time prove to have been incorrect or misleading in light of the circumstances in which made or deemed made, in any material respect when furnished or made or deemed made. (d) Indebtedness Cross-Default.

- 99 - 4899-1669-0765v.8 (i) The Borrower, any other Loan Party or any other Subsidiary of the Borrower shall default, after any applicable notice and cure period, in the payment of principal or interest in respect of any Indebtedness (other than (x) the Loans and Reimbursement Obligations and (y) Nonrecourse Indebtedness) having an aggregate outstanding principal amount (including undrawn committed or available amounts) (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a default exists, of $25,000,000 or more (“Material Indebtedness”); or (ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof, in either case, as a result of an event of default other than one described in subsection (i) of this Section 11.1.(d); or (iii) There occurs an “Event of Default” under and as defined in any Specified Derivatives Contract as to which the Borrower or any Subsidiary of the Borrower is a “Defaulting Party” (as defined therein) or a “Termination Event” (as defined therein) as to which the Borrower or any of its Subsidiaries is an “Affected Party” (as defined therein), in each case as a result of which there occurs an “Early Termination Date” (as defined therein) in respect of such Specified Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value, individually or in the aggregate with all other Specified Derivatives Contracts as to which such Events of Default have occurred and are continuing, of $25,000,000 or more; or (iv) The Borrower, any other Loan Party or any other Subsidiary of the Borrower shall default, after any applicable notice and cure period, in the payment of principal or interest in respect of any Nonrecourse Indebtedness having an aggregate outstanding principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value), in each case individually or in the aggregate with all other Indebtedness as to which such a default exists, of $50,000,000 or more. (e) Voluntary Bankruptcy Proceeding. (x) The Borrower, any other Loan Party or any Material Subsidiary of the Borrower shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (f); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; or (vi) make a general assignment for the benefit of creditors; or (y) the board of directors (or similar governing body) of the Borrower, any other Loan Party or any Material Subsidiary of the Borrower or any committee thereof shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in this clause (e). (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, any other Loan Party or any Material Subsidiary of the Borrower in any court of

- 100 - 4899-1669-0765v.8 competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered. (g) Revocation of Loan Documents. Any Loan Party shall (or shall attempt in writing to) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or for an injunction or other non-monetary relief shall be entered against the Borrower, any other Loan Party, or any other Material Subsidiary of the Borrower by any court or other tribunal and (i) such judgment or order shall continue for a period of thirty (30) days without being paid, stayed or dismissed through appropriate appellate or other judicial proceedings and (ii) either (A) the amount of such judgment or order for which insurance coverage has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Loan Parties and the Material Subsidiaries of the Borrower, $25,000,000 or (B) in the case of an injunction or other non-monetary relief, such injunction or judgment or order could reasonably be expected to have a Material Adverse Effect. (i) Attachment. A non-appealable warrant, writ of attachment, execution or similar process shall be issued by a court of competent jurisdiction against any property of the Borrower, any other Loan Party or any other Material Subsidiary of the Borrower, which exceeds, individually or together with all other such warrants, writs, executions and processes, $25,000,000 in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of thirty (30) days. (j) ERISA. (i) Any ERISA Event shall have occurred that results or could reasonably be expected to result in a Material Adverse Effect. (ii) The “benefit obligation” of all Plans, to the extent the Borrower is liable therefor, exceeds the “fair market value of plan assets” for such Plans by an amount, which if paid out by the Borrower, could reasonably be expected to cause a Material Adverse Effect. (k) Material Adverse Effect. There shall occur a Material Adverse Effect with respect to any Loan Party, as determined by the Administrative Agent in its sole discretion exercised in good faith. (l) Change of Control/Change in Management. (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than members of the Saul Family, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will

- 101 - 4899-1669-0765v.8 be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25.0% of the total voting power of the then outstanding voting stock of the Parent; (ii) During any period of twelve (12) consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than the death or incapacity of a director to constitute a majority of the Board of Directors of the Parent then in office; (iii) The Parent shall cease to own and control, directly or indirectly, at least 51% of the outstanding Equity Interests of the Borrower; or (iv) The Parent or a Wholly Owned Subsidiary of the Parent shall cease to be the sole general partner of the Borrower or shall cease to have the sole and exclusive power to exercise all management and control over the Borrower. (m) Unencumbered Properties. The Borrower, any Loan Party or any Subsidiary of the Borrower shall grant, consent to or permit a Lien (other than a Permitted Lien) in respect of, or otherwise encumber, or shall sell, convey or otherwise transfer any Property included in the calculation of Unencumbered Asset Value or any portion thereof (except with respect to any such sale, conveyance or other transfer permitted pursuant to the terms of Sections 8.3., 8.4. or 10.4.) without the prior written consent of the Administrative Agent. (n) REIT Status. The Parent shall fail to maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code. (o) Listing of Shares. The Parent shall fail to maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. (p) Reserved. (q) Dividends and Other Restricted Payments. The Parent, the Borrower or any Subsidiary of the Borrower shall declare or make any Restricted Payment, other than any of the following Restricted Payments so long as no Default or Event of Default would result therefrom (and such declaration or payment of the Restricted Payment has not been rescinded, returned, unwound or otherwise cancelled for a period of ten (10) days): (i) the Borrower may pay cash dividends or distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (a) the amount required to be distributed for the Parent to remain qualified as a REIT for federal income tax purposes, or (b) 90% of Funds From Operations;

- 102 - 4899-1669-0765v.8 (ii) the Borrower may pay cash dividends or distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code; (iii) a Subsidiary that is not a Wholly Owned Subsidiary may make cash distributions (ratably in accordance with the percentage of Equity Interests held) to holders of Equity Interests issued by such Subsidiary; (iv) so long as no Default or Event of Default shall have occurred and is continuing, the Parent may purchase, redeem or otherwise acquire Equity Interests of the Parent; provided that such purchase, redemption or acquisition is substantially paid for with the proceeds of an Equity Issuance by the Parent, the closing of which occurs substantially concurrently with, but in no event more than 45 days before, such purchase, redemption or acquisition; and (v) Subsidiaries may pay Restricted Payments to the Borrower or any other Loan Party; provided, however, and subject to the provisions of Section 10.1.(i), if a Default or Event of Default exists, the Borrower may only declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain qualified as a REIT for federal income tax purposes. Section 11.2. Remedies Upon Event of Default. Upon the occurrence of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities. (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 11.1.(e) or 11.1.(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, and (2) the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may, and at the direction of the Requisite Lenders shall: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents to

- 103 - 4899-1669-0765v.8 be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Parent and the Borrower, each on behalf of itself and the other Loan Parties, and (2) terminate the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder. (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law. (d) Remedies in Respect of Specified Derivatives Contracts. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider under contract or Applicable Law, to undertake any of the following: (a) to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider pursuant to any Derivatives Support Document, including any “Posted Collateral” (as defined in any credit support annex included in any such Derivatives Support Document to which such Specified Derivatives Provider may be a party), and (d) to prosecute any legal action against the Borrower, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider pursuant to any Specified Derivatives Contract. For the avoidance of doubt, none of the events or remedies described above shall by itself constitute a Default or Event of Default hereunder. Section 11.3. Remedies Upon Default. Upon the occurrence of an Event of Default specified in Section 11.1.(f), the Commitments and the obligation of the Issuing Banks to issue Letters of Credit shall immediately and automatically terminate. Section 11.4. Marshaling; Payments Set Aside. No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

- 104 - 4899-1669-0765v.8 Section 11.5. Allocation of Proceeds. If an Event of Default exists, all payments received by the Administrative Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied in the following order and priority: (a) amounts due to the Administrative Agent, the Issuing Banks and the Lenders in respect of expenses due under Section 13.2. and indemnities due under Section 13.10. until paid in full, and then Fees; (b) [Reserved]; (c) payments of unused facility fees, Letter of Credit fees and interest on all Loans and Reimbursement Obligations to be applied for the ratable benefit of the Lenders and the Issuing Banks; (d) [Reserved]; (e) payments of principal of all Loans, Reimbursement Obligations and other Letter of Credit Liabilities and Specified Derivatives Obligations, to be applied for the ratable benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers, in proportion to the respective amounts described in this clause (e) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this subsection are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; (f) amounts due to the Administrative Agent and the Lenders pursuant to Sections 12.6. and 13.10.; (g) payments of all other Obligations and other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and (h) any amount remaining after application as provided above, shall be paid to the Borrower or whomever else may be legally entitled thereto. Notwithstanding the foregoing, Specified Derivatives Obligations shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Each Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XII. for itself and its Affiliates as if a “Lender” party hereto. Section 11.6. Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter

- 105 - 4899-1669-0765v.8 of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the applicable Issuing Bank as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower and the Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse the applicable Issuing Bank for the payment made by such Issuing Bank to the beneficiary with respect to such drawing or the payee with respect to such presentment. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Requisite Lenders shall, in its further discretion), at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Obligations in accordance with Section 11.5. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the written request of the Borrower, deliver to the Borrower within ten (10) Business Days after the Administrative Agent’s receipt of such request from the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Revolving Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.3.(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Revolving Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Revolving Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of the Revolving Lenders in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account.

- 106 - 4899-1669-0765v.8 (f) The Borrower shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. Section 11.7. Rescission of Acceleration by Requisite Lenders. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders, then by written notice to the Borrower, the Requisite Lenders may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied. Section 11.8. Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers under this Agreement, each of the other Loan Documents and Specified Derivatives Contracts shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders and the Specified Derivatives Providers may be selective and no failure or delay by the Administrative Agent, any of the Issuing Banks, any of the Lenders or any of the Specified Derivatives Providers in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article XI. for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks from exercising the rights and remedies that inure to their benefit (solely in their capacity as an Issuing Bank) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract, (iv) any Lender from exercising setoff rights in accordance with Section 13.3. (subject to the terms of Section 3.3.), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article XI. and (y) in addition to the matters set forth in clauses (ii), (iv) and (v) of the preceding proviso and subject to Section 3.3., any Lender may, with the consent of

- 107 - 4899-1669-0765v.8 the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. ARTICLE XII. THE ADMINISTRATIVE AGENT Section 12.1. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver or otherwise make available to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article IX. that the Borrower is not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by the Borrower, any other Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

- 108 - 4899-1669-0765v.8 Section 12.2. Administrative Agent as Lender. The Lender acting as Administrative Agent shall have the same rights and powers as a Lender or a Specified Derivatives Provider, as the case may be, under this Agreement, any other Loan Document or any Specified Derivatives Contract, as the case may be, as any other Lender or Specified Derivatives Provider and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Lender acting as Administrative Agent in each case in its individual capacity. Such Lender and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement or any Specified Derivatives Contract, or otherwise without having to account for the same to the Issuing Banks, the other Lenders or any Specified Derivatives Providers. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, the Lender acting as Administrative Agent or its Affiliates may receive information regarding the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. Section 12.3. Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval or consent is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval within 10 Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved such requested determination, consent or approval. Section 12.4. Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default”. If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”. Further, if the Administrative Agent receives such a “notice of default”, the Administrative Agent shall give prompt notice thereof to the Lenders. Section 12.5. Administrative Agent’s Reliance. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by

- 109 - 4899-1669-0765v.8 it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons, or to inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lender Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate, Communication or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate, Communication or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct in the selection of such agent or attorney-in-fact as determined by a court of competent jurisdiction in a final non-appealable judgment. Section 12.6. Indemnification of Administrative Agent. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender’s respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as Administrative Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its Pro Rata Share (determined as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through

- 110 - 4899-1669-0765v.8 negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Obligations and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment. Section 12.7. Lender Credit Decision, Etc. Each of the Lenders and the Issuing Banks expressly acknowledges and agrees that neither the Administrative Agent nor any of its Related Parties has made any representations or warranties to such Issuing Bank or such Lender and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Administrative Agent to any Issuing Bank or any Lender. Each Lender and each Issuing Bank expressly acknowledges, represents and warrants to the Administrative Agent and each Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of any Loan Party or its Subsidiaries or Affiliates or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and to provide the other facilities applicable to it as set forth herein and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans or to provide such other facilities is, in each case, experienced in making, acquiring, purchasing or holding commercial loans or providing such other facilities, (d) it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Parent and its Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the transactions contemplated by this Agreement and the other Loan Documents, (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder and (f) it has all licenses, permits and approvals necessary for use of the reference rates referred to herein that are applicable to the Loans and other extensions of credit required to be made by it hereunder and it will take all actions necessary to comply, preserve, renew and keep in full force and effect any such licenses, permits and approvals. Each Lender and each Issuing Bank also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or

- 111 - 4899-1669-0765v.8 thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Parent, the Borrower and their Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 12.7. Each party (including in the case of each Lender, on behalf of itself and its Affiliates that are Secured Parties) acknowledges and agrees that the Administrative Agent may, but shall not be obligated to, from time to time provide payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation indicating amounts owed hereunder and under the other Loan Documents and agrees that in the event of the conflict between any such documentation and this Agreement, this Agreement shall control. In the event the Administrative Agent notifies any party hereto at any time (including after the receipt of amounts indicated to be due and payable under the Loan Documents pursuant to such payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation) that an amount owed by such party under the Loan Documents was mistakenly excluded from the amount indicated in any payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation, then such party agrees to promptly pay such excluded amount after the Administrative Agent provides such party with documentation that evidences such excluded amount is due and payable hereunder; provided that nothing in this sentence shall be deemed to impair any releases of credit support provided by any Loan Party pursuant to the terms of this Agreement or any termination of Commitments, in each case, that has occurred, or is contemplated to occur, upon the receipt by the Administrative Agent of the amounts indicated to be due in respect of the Obligations in the applicable payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective Related Parties, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Related Parties. Each of the Lenders and the Issuing Banks acknowledges that the Administrative Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to any Lender or any Issuing Bank. Section 12.8. Successor Administrative Agent. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within thirty (30) days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a

- 112 - 4899-1669-0765v.8 Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee (but in no event shall any such successor Administrative Agent be a Defaulting Lender or an Affiliate of a Defaulting Lender); provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender or Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by an Administrative Agent shall also constitute the resignation as an Issuing Bank by the Lender then acting as Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank hereunder and under the other Loan Documents and (ii) the successor Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. Section 12.9. Titled Agents. Each of the Arrangers, the Bookrunners, the Syndication Agent and the Documentation Agents (each a “Titled Agent”) in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. Section 12.10. Specified Derivatives Contracts. No Specified Derivatives Provider that obtains the benefits of Section 11.5. by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Derivatives Contracts, together with such supporting

- 113 - 4899-1669-0765v.8 documentation as the Administrative Agent may request, from the applicable Specified Derivatives Provider. Section 12.11. Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliates’ capacity as a Specified Derivatives Provider) irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, as certified by the Borrower; provided that the release of Guarantors comprising substantially all of the credit support for the Guaranteed Obligations shall be subject to Section 13.7.(b)(xii). Upon request by the Administrative Agent at any time, the Requisite Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 12.11. In each case as specified in this Section 12.11., the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such Guarantor from its obligations under the Guaranty in accordance with the terms of the Loan Documents and this Section 12.11 as certified by the Borrower. (b) Notwithstanding anything in this Section or any other Loan Document to the contrary, in no event shall any Cash Collateral provided with respect to any Extended Letter of Credit be released without the prior written consent of the applicable Issuing Bank of such Extended Letter of Credit. Section 12.12. Additional ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this

- 114 - 4899-1669-0765v.8 Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 12.13. Erroneous Payments. (a) Each Lender, each Issuing Bank and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or Issuing Bank (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.13(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

- 115 - 4899-1669-0765v.8 (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.13 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that

- 116 - 4899-1669-0765v.8 is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 12.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Nothing in this Section 12.13 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XIII. MISCELLANEOUS Section 13.1. Notices. Unless otherwise provided herein (including, without limitation as provided in Section 9.5.), communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered as follows: If to the Borrower: Saul Holdings Limited Partnership 7501 Wisconsin Avenue Suite 1500 E Bethesda, MD 20814-6522 Attn: Carlos L. Heard, Chief Financial Officer Telephone Number: (301) 986-7737 Email: Carlos.Heard@saulcenters.com With a copy to: Vaughn Iskanian General Counsel B. F. Saul Company 7501 Wisconsin Avenue Suite 1500 E Bethesda, Maryland 20814-6522 Telephone Number: (301) 986-6012 Email: Vaughn.Iskanian@bfsaul.com And a copy to: Daniel J. Valenti, Esq.

- 117 - 4899-1669-0765v.8 Troutman Pepper Locke LLP 875 Third Avenue New York, NY 10022 Telephone Number: (212) 704-6479 Email: daniel.valenti@troutman.com If to the Administrative Agent: Wells Fargo Bank, National Association 10 South Wacker Drive, 32nd Floor Chicago, IL 60606 Attn: Scott Solis, REIT Finance Group Telephone Number: (312) 269-4818 Email: scott.s.solis@wellsfargo.com with a copy to: Wells Fargo Bank, National Association 550 S. Tryon Street, Floor 22 Charlotte, NC 28202-4200 Attn: Kate Brown, REIT Finance Group Telephone Number: (704) 410-5151 Email: Kate.Brown4@wellsfargo.com If to the Administrative Agent under Article II.: Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 S. 4th Street, Floor 14 Minneapolis, Minnesota 55415-1526 Attn: Disbursement Administrator Telephone Number: (612) 667-4773 If to Wells Fargo Bank, National Association as Issuing Bank: Wells Fargo Bank, National Association 1525 W W.T. Harris Blvd, CIC-3C2 Charlotte, NC 28262 Attn: Standby Letter of Credit Department Telephone Number: (800) 776-3862 Email: sblc-new@wellsfargo.com Include reference to Letter of Credit Number If to any other Lender or Issuing Bank: To such Lender’s or Issuing Bank’s address or telecopy number or email address as set forth in the applicable Administrative Questionnaire

- 118 - 4899-1669-0765v.8 or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender or an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) Business Days after the deposit in the United States Postal Service certified mail, postage prepaid and addressed to the address of the Borrower or the Administrative Agent, the Issuing Banks and the Lenders at the addresses specified; (ii) if emailed, upon the next Business Day; provided that such notice is delivered by overnight courier on the next Business Day following such emailed confirmation; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 9.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II. shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to any Issuing Bank or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to get a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. Section 13.2. Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and reasonable travel expenses related to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and all costs and expenses of the Administrative Agent in connection with the use of Debt Domain, IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents, (b) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or the Administrative Agent’s preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel, to the extent in substitution for, and not in duplication of, outside counsel) and any payments in indemnification or otherwise payable by the Lenders to the Administrative Agent pursuant to the Loan Documents; provided, however, that the Borrower shall not be required to pay the expenses of more than one counsel to the Administrative Agent and one separate counsel for the Lenders (in addition to the expenses for any local or special counsel) in connection with such enforcement or the Administrative Agent’s preservation unless the Lenders reasonably determine that joint representation is not appropriate under the circumstances, (c) to pay, and indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the fees and disbursements of counsel to the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the representation of the Administrative Agent, such Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type

- 119 - 4899-1669-0765v.8 described in Sections 11.1.(e) or 11.1.(f), including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower or any other Loan Party, whether proposed by the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding; provided, however, that the Borrower shall not be required to pay the expenses of more than one counsel to the Administrative Agent and one separate counsel for the Lenders (in addition to the expenses for any local or special counsel) in connection with such enforcement or the Administrative Agent’s preservation unless the Lenders reasonably determine that joint representation is not appropriate under the circumstances. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Administrative Agent and/or the Lenders may pay such amounts on behalf of the Borrower and such amounts shall be deemed to be Obligations owing hereunder. Section 13.3. Stamp, Intangible and Recording Taxes. The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents. Section 13.4. Setoff. Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Issuing Bank, each Lender, each Affiliate of the Administrative Agent, any Issuing Bank or any Lender, at any time or from time to time while an Event of Default is continuing, without prior notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of an Issuing Bank, a Lender, an Affiliate of an Issuing Bank or a Lender, subject to receipt of the prior written consent of the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.2., and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9. and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

- 120 - 4899-1669-0765v.8 Section 13.5. Litigation; Jurisdiction; Other Matters; Waivers. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY OF THE ISSUING BANKS OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, ANY OF THE ISSUING BANKS OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS. (b) THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY APPROPRIATE JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY ACTION BROUGHT IN ACCORDANCE WITH THE FIRST SENTENCE OF THIS SUBSECTION (b) OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE

- 121 - 4899-1669-0765v.8 LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT. Section 13.6. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (f) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly set forth herein, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Revolving Lender’s Revolving Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, and the principal outstanding balance of the Term Loan subject to such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $15,000,000 in the case of any assignment of a Revolving Commitment and $1,000,000 in the case of any assignment in respect of a Term Loan, unless each of the Administrative Agent and, so long as no Default or Event of Default shall exist, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $10,000,000 in the case of a Revolving Commitment or Revolving Loans or $1,000,000 in the case of a

- 122 - 4899-1669-0765v.8 Term Loan, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default or Event of Default shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice, by delivery of a paper copy, or by email, thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) a Revolving Commitment or any unfunded Term Loan Commitments if such assignment is to a Person that is not already a Lender with a Commitment under the applicable Facility, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender or (y) a Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the Issuing Banks (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of a Revolving Commitment. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee (which, other than in connection with an assignment pursuant to Section 5.6., shall not be borne by the Borrower) of $4,500 for each assignment (or $7,500 if the assignor is a Defaulting Lender), which fee the Administrative Agent may, in its sole discretion, elect to waive, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the assignee and such transferor Lender, as appropriate. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

- 123 - 4899-1669-0765v.8 (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Banks and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Revolving Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (viii) Assignments by Specified Derivatives Provider. If the assigning Lender (or its Affiliate) is a Specified Derivatives Provider and if after giving effect to such assignment such Lender will hold no further Loans or Revolving Commitments under this Agreement, such Lender shall undertake such assignment only contemporaneously with an assignment by such Lender (or its Affiliate, as the case may be) of all of its Specified Derivatives Contracts to the Assignee or another Lender (or Affiliate thereof). Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.4., 13.2. and 13.10. and the other provisions of this Agreement and the other Loan Documents as provided in Section 13.11. with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells

- 124 - 4899-1669-0765v.8 a participation as described in Section 13.6.(d) shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or a Defaulting Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Commitment, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon (other than a waiver of default interest and changes in calculation of the ratio of Total Indebtedness to Total Asset Value that may indirectly affect pricing) or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Section 8.12.(b), in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 5.1., 5.4. (subject to the requirements and limitations therein, including the requirements under Section 3.10.(g) (it being understood that the documentation required under Section 3.10.(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6. as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.10. or 5.1., with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6. with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.4. as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3. as though it were a Lender. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge

- 125 - 4899-1669-0765v.8 or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto or entitled to the rights of an assignee hereunder. (f) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (g) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 13.7. Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by the Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Revolving Lenders, and not any other Lenders, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Revolving Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Subject to the immediately following subsection (b), any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Term Loan Lenders, and not any other Lenders, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Term Loan Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). (b) Consent of Lenders Directly Affected. In addition to the foregoing requirements, no amendment, waiver or consent shall, unless in writing, and signed by each of the Lenders directly and adversely affected thereby (or the Administrative Agent at the written direction of such Lenders), do any of the following: (i) increase, extend or reinstate the Commitments of any Lender (excluding any increase as a result of an assignment of Commitments permitted under Section 13.6. and any Incremental Credit Facility effected pursuant to Section 2.17.) or subject any Lender to any

- 126 - 4899-1669-0765v.8 additional obligations to lend money or issue or participate in letters of credit without the written consent of such Lender; (ii) reduce the principal of, or interest that has accrued or the rates of interest (subject to the last sentence of Section 13.7.(c)) that will be charged on the outstanding principal amount of, any Loans or other Obligations (other than a waiver of default interest and changes in calculation of the ratio of Total Indebtedness to Total Asset Value that may indirectly affect pricing) without the written consent of each Lender directly affected thereby; provided, however, only the written consent of the Requisite Lenders shall be required (x) for the waiver of interest payable at the Post-Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate” and (y) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (iii) reduce the amount of any Fees payable to any Lender hereunder without the written consent of such Lender; (iv) modify the definitions of “Revolving Termination Date” (except in accordance with Section 2.13.(a)) or “Revolving Commitment Percentage”, otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Revolving Loans or for the payment of Fees or any other Obligations owing to the Revolving Lenders, or extend the expiration date of any Letter of Credit beyond the Revolving Termination Date, in each case without the written consent of each Revolving Lender; (v) modify the definition of “Term Loan Termination Date” (except in accordance with Section 2.13.(b)), or otherwise postpone any date fixed for, or forgive, any payment of principal of, or interest on, any Term Loans or for the payment of Fees or any other Obligations owing to the Term Loan Lenders, in each case, without the written consent of each Term Loan Lender; (vi) while any Term Loans remain outstanding (A) amend, modify or waive Section 6.2. or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders to make Revolving Loans when such Lenders would not otherwise be required to do so, or (B) change the L/C Commitment Amount, in each case, without the prior written consent of the Requisite Revolving Lenders; (vii) modify the definition of “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2., Section 3.3. or Section 11.5., without the written consent of each Lender; (viii) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section, without the written consent of each Lender; (ix) modify the definition of the term “Requisite Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, without the written consent of each Lender; (x) modify the definition of the term “Requisite Revolving Lenders” or modify in any other manner the number or percentage of the Revolving Lenders required to make any

- 127 - 4899-1669-0765v.8 determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Revolving Lender; (xi) modify the definition of the term “Requisite Term Loan Lenders” or modify in any other manner the number or percentage of the Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Term Loan Lender; (xii) release any Guarantor from its obligations under the Guaranty except as contemplated by Section 8.12.(b), without the written consent of each Lender; (xiii) waive a Default or Event of Default under Section 11.1.(a), except as provided in Section 11.7.; (xiv) subordinate any of the Obligations in right of payment or otherwise adversely affect the priority of payment of any of such Obligations, without the consent of each of the Lenders directly and adversely affected thereby; or (xv) amend, or waive the Borrower’s compliance with, Section 2.15., without the written consent of each Lender. (c) Amendment or Waiver by Administrative Agent. The Administrative Agent may, subject to the terms of subsection (b) above, (i) approve any amendment to this Agreement that is administrative in nature or is otherwise determined by the Administrative Agent in good faith not to be material, (ii) waive any obligation or waive or confirm as cured any default of any Loan Party hereunder or under any of the Loan Documents, to the extent such waiver is determined by the Administrative Agent to be administrative in nature or such obligation or default is not material and (iii) together with the Borrower, approve any amendment to this Agreement (A) to provide for the making of any Incremental Credit Facility as contemplated by Section 2.17. and to permit the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (B) to include appropriately the Lenders in respect of such Incremental Credit Facilities in any determination of the Requisite Lenders. Notwithstanding the foregoing, the Administrative Agent and the Borrower may, without the consent of any Lender, (x) enter into amendments or modifications to this Agreement or any of the other Loan Documents or (y) enter into additional Loan Documents, in each case, as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 5.2.(ii) in accordance with the terms of Section 5.2.(ii). (d) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action (but without duplication), shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.3. or the obligations of the Issuing Banks under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action (but without duplication), require the written consent of the Issuing Banks. Any amendment, waiver or consent with respect to any Loan Document that (i) diminishes the rights of a Specified Derivatives Provider in a manner or to an extent dissimilar to that affecting the Lenders or (ii) increases the liabilities or obligations of a Specified Derivatives Provider shall, in addition to the Lenders required hereinabove to take such action, require the consent of the Lender that is (or having an Affiliate that is) such Specified Derivatives Provider. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which

- 128 - 4899-1669-0765v.8 by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Within fifteen (15) Business Days following written request therefor from the Borrower (together with such additional information as the Administrative Agent and the Lenders shall reasonably request in respect thereof), the Administrative Agent and the Lenders shall use commercially reasonable efforts to respond to any request for a waiver, amendment or other modification of the Loan Documentation in respect of any Default or Event of Default, provided that the failure of the Administrative Agent or any Lender to so respond shall not constitute a waiver, amendment or other modification, or release of any claim under any Loan Document, in respect of any such Default or Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. Section 13.8. Nonliability of Administrative Agent and Lenders. The relationship between the Borrower, on the one hand, and the Lenders, the Issuing Banks and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Administrative Agent, any Issuing Bank or any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent, any Issuing Bank or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. None of the Administrative Agent, any Issuing Bank or any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Section 13.9. Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent, each Issuing Bank and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ other respective Related Parties that have a need to know in connection with the transactions contemplated by this Agreement and the other Loan Documents (provided that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed assignee, Participant or other transferee in connection with a potential transfer of any Commitment or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal

- 129 - 4899-1669-0765v.8 proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document (or any Specified Derivatives Contract) or any action or proceeding relating to any Loan Document (or any such Specified Derivatives Contract) or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the Administrative Agent, such Issuing Bank or such Lender or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower which source is not actually known by the Administrative Agent, such Issuing Bank or such Lender, as applicable, to be subject to a confidentiality obligation in respect thereof; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) of deal terms and other information customarily reported to Thomson Reuters, to bank trade publications, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents; (i) to any other party hereto; (j) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loan Documents; and (k) with the consent of the Borrower. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the generally applicable regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from the Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower, any other Loan Party, any other Subsidiary or any Affiliate. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person. Section 13.10. Indemnification. (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Issuing Banks, the Lenders, all of the Affiliates of each of the Administrative Agent, any of the Issuing Banks or any of the Lenders, and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an “Indemnified Party”) from and against any and all of the following (collectively, the “Indemnified Costs”): losses, costs, claims, penalties, damages, liabilities, deficiencies, judgments or reasonable expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding Indemnified Costs indemnification in respect of which is specifically covered by Section 3.10. or 5.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an “Indemnity Proceeding”) which is in any way related directly or indirectly to:

- 130 - 4899-1669-0765v.8 (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans or Letters of Credit; (iv) the Administrative Agent’s, any Issuing Bank’s or any Lender’s entering into this Agreement; (v) the fact that the Administrative Agent, the Issuing Banks and the Lenders have established the credit facility evidenced hereby in favor of the Borrower pursuant to the Loan Documents; (vi) the fact that the Administrative Agent, the Issuing Banks and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries pursuant to the Loan Documents; (vii) the fact that the Administrative Agent, the Issuing Banks and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Administrative Agent, the Issuing Banks or the Lenders may have under this Agreement or the other Loan Documents; (ix) any civil penalty or fine assessed by the OFAC against, and all costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with defense thereof by, the Administrative Agent, any Issuing Bank or any Lender as a result of conduct of the Borrower, any other Loan Party or any other Subsidiary that violates a sanction administered or enforced by the OFAC; or (x) any violation or non-compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Administrative Agent and/or the Lenders and/or the Issuing Banks as successors to the Borrower) to be in compliance with such Environmental Laws; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this subsection to the extent arising from (x) the gross negligence or willful misconduct of any Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment or (y) any dispute solely among the Indemnified Parties (other than claims against an Indemnified Party in its capacity as the Administrative Agent) and not arising out of any act or omission of the Parent, the Borrower, any other Loan Party or any other Subsidiary of the Parent or any of their respective Affiliates. (b) The Borrower’s indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all Indemnified Costs of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority. If indemnification is to be sought hereunder by an Indemnified Party, then such Indemnified Party shall promptly notify the Borrower of the commencement of any Indemnity Proceeding; provided, however, that the failure to so notify the Borrower shall not otherwise relieve the Borrower from any liability that it may have to such Indemnified Party pursuant to this Section 13.10. (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary. (d) All out-of-pocket fees and expenses of, and all amounts paid to third persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party

- 131 - 4899-1669-0765v.8 notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder. (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all Indemnified Costs incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that if (i) the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party may settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower where (x) no monetary relief is sought against such Indemnified Party in such Indemnity Proceeding or (y) there is an allegation of a violation of law by such Indemnified Party. (f) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. (g) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. References in this Section 13.10. to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers. Section 13.11. Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.3.(b)), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and none of the Issuing Banks is obligated any longer under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10., 5.1., 5.4., 12.6., 13.2. and 13.10. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5., shall continue in full force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

- 132 - 4899-1669-0765v.8 Section 13.12. Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents. Section 13.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 13.14. Counterparts. To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, Communication or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Loan Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including one or more copies of any Communication in the form of an imaged Electronic Record, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the

- 133 - 4899-1669-0765v.8 executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives (1) any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto and (2) any claim against the Administrative Agent, any Lender or any of their Related Parties for liabilities arising solely from the Administrative Agent’s, any Lender’s or any of their Related Parties’ reliance on or use of Electronic Signatures, including any such liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any such Electronic Signature. Each party hereto acknowledges, represents and warrants to the other parties hereto that it has the corporate or other organizational capacity to execute and deliver this Agreement and any other Communication through electronic means as provided for herein and there are no restrictions or other limitations on doing so in such party’s organizational documents. Section 13.15. Obligations with Respect to Loan Parties. The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties. Section 13.16. Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is prohibited by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists contrary to such prohibition. Section 13.17. Limitation of Liability. None of the Administrative Agent, any Issuing Bank or any Lender, or any of their Related Parties shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower shall not have any liability with respect to any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Administrative Agent, any Issuing Bank or any Lender or any of the Administrative Agent’s, any Issuing Bank’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby (other than punitive damages of a third party awarded against any Indemnified Party for which the Borrower may be responsible to the extent covered by Section 13.10.).

- 134 - 4899-1669-0765v.8 Section 13.18. Entire Agreement. This Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. Section 13.19. Construction. The Administrative Agent, each Issuing Bank, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, each Issuing Bank, the Borrower and each Lender. Section 13.20. Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL LOOK SOLELY TO THE BORROWER AND THE OTHER LOAN PARTIES FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE BORROWER AND SUCH LOAN PARTY UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS AND ACCORDINGLY NEITHER THE DIRECTORS, OFFICERS, EMPLOYEES, NOR SHAREHOLDERS OF THE BORROWER OR ANY OTHER LOAN PARTY SHALL HAVE ANY PERSONAL LIABILITY FOR OBLIGATIONS ENTERED INTO BY OR ON BEHALF OF THE BORROWER OR ANY OTHER LOAN PARTY. Section 13.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

- 135 - 4899-1669-0765v.8 (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 13.22. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivatives Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 13.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

- 136 - 4899-1669-0765v.8 “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., General Partner By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman and Chief Executive Officer [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank and as a Lender By: /s/ Kate Brown Name: Kate Brown Title: Vice President [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Melissa DeVito Name: Melissa DeVito Title: Authorized Signatory [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Artis A. Arnold III Name: Artis A. Arnold III Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] TRUIST BANK, as a Lender By: /s/ Ryan Almond Name: Ryan Almond Title: Director [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Diogenes R. Rocha Name: Diogenes R. Rocha Title: Vice President [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Mitchell Vega Name: Mitchell Vega Title: Senior Vice President [Signatures Continued on Next Page]

[Signature Page to Credit Agreement with Saul Holdings Limited Partnership] ATLANTIC UNION BANK, as a Lender By: /s/ Michael Antonelli Name: Michael Antonelli Title: Senior Vice President

SCHEDULE I Commitments Lender Revolving Commitment Amount Term Loan Commitment Amount Wells Fargo Bank, National Association $85,000,000.00 $27,500,000.00 Capital One, National Association $85,000,000.00 $27,500,000.00 The Huntington National Bank $80,000,000.00 $23,333,333.34 Truist Bank $80,000,000.00 $23,333,333.33 U.S. Bank National Association $80,000,000.00 $23,333,333.33 Associated Bank, National Association $30,000,000.00 $10,000,000.00 Atlantic Union Bank $20,000,000.00 $5,000,000.00 Total $460,000,000.00 $140,000,000.00

SCHEDULE 1.1. List of Loan Parties 1. Saul Subsidiary I Limited Partnership (MD) 2. Saul Subsidiary II Limited Partnership (MD) 3. Briggs Chaney Plaza, LLC (MD) 4. 11503 Rockville Pike LLC (DE) 5. 1500 Rockville Pike LLC (DE) 6. Smallwood Village Center LLC (DE) 7. Westview Village Center LLC (DE) 8. Metro Pike Center LLC (DE)

SCHEDULE 2.3 Existing Letters of Credit Issuing Bank Letter of Credit Number Date of Issuance Date of Expiry Amount Beneficiary Wells Fargo Bank, National Association IS0011738 05/21/2012 05/15/2026 $184,629.35 Board of County Supervisors of Prince William County Department of Development Services

SCHEDULE 7.1.(b) Parts I and II Ownership Structure (See attached)

Saul Centers, Inc

Ownership as of: 06-30-2025

Ownership Structure


The Saul Organization
B F Saul REIT (MD) 52-6053341 10.13%
B. F. Saul Company (DC) 53-0140155 0.12%
1592 Rockville Pike LLC 52-6053341 4.19%
Dearborn, L.L.C. (DE) 52-6053341 5.73%
Avenel Exec. Park Phase II, L.L.C. (MD) 52-6053341 0.03%
SHLP Unit Acquisition Corp (MD) 45-3363029 4.48%
B. F. Saul Property Company (MD) 52-1006075 1.31%
Westminster Investing LLC. (MD) 52-0785483 1.47%
Van Ness Square Corp. (MD) 52-1794658 1.86%
Avissar-Diener, LLC 1.35%
Saul Org 29.31%
Avissar 1.35%
Total Limited Partner interest 30.66%
Limited Partner Interest
10,706,669 units
69.34% (a)
General Partner Interest
24,214,740 (b)
Saul Centers, Inc. (MD)
Cusip # 804395 10 1
52-1833074 (MD)
Saul Holdings Limited Partnership † (MD)
* (58 Properties/multiple loans)
52-1833076 (MD)
100% members
Ashburn Village Center LLC (DE)
Shops at Fairfax LLC (DE)
(Shops at Fairfax LLC Incl. Shops at Fairfax & Boulevard)
Leesburg Pike Center LLC (DE)
Ravenwood Shopping Center LLC (DE)
Clarendon Center LLC (DE)
Seven Corners Center LLC (DE)
Northrock Center LLC (DE)
Beacon Center LLC (DE)
Seabreeze Plaza LLC (DE)
Burtonsville Center LLC (DE)
Washington Square Center LLC (VA)
The Glen Center LLC (VA)
Olde Forte Village LLC (MD)
Broadlands Village LLC (VA)
Kentlands Square LLC (MD)
Saul Monocacy, LLC (MD)
Ashbrook Marketplace LLC (DE)
750 North Glebe LLC (DE)
Great Falls Center VA LLC (DE)
Village Center VA LLC (DE)
101 Van Dorn LLC (DE)
Kentlands Subsidiary LLC (MD)
(Kentlands Sq. 1)
Kentlands Lot 1 LLC (MD)
Kentlands 311 LLC (DE)
3 properties - 1 Loan
(1 Property/1 loan, each)
52-1833076
100% member
11503 Rockville Pike LLC (DE)
Westview Village Center LLC (DE)
Briggs Chaney Plaza LLC (MD)
Severna Park Marketplace LLC (DE)
Cranberry Square LLC (DE)
Rockville Pike Holdings LLC (DE)
Smallwood Village Center LLC (DE)
7316 Wisconsin LLC (DE)
Metro Pike Center LLC (DE)
Thruway Shopping Center LLC (DE)
Twinbrook Quarter LLC (DE)
(1 Property/0 loan, each, except 11503 Rockville Pk, Rockville Pike Holdings, ea of which owns 2 properties)
52-1833076
Severna Park Marketplace Subsidiary LLC (DE)
Cranberry Square Subsidiary LLC (DE)
(single member LLCs,1 loan/0 property, ea)
52-1833076
100% member
Avenel Business Park LLC (DE)
(0 loan/0 property, each)
52-1833076
100% member
Avenel Business Park Owner LLC (DE)
(1 loan/1 property)
52-1833076
100% shareholder
Avenel VI, Inc.
(0 loan/0 property)
52-2269067 (MD)
1.0% General Partner Interest
99.0% Limited Partner Interest
Saul Subsidiary II Limited Partnership (MD)
(2 Properties)
52-1833079 (MD)
99.0% Limited Partner Interest
1.0% General Partner Interest
Saul Subsidiary I Limited Partnership (MD)
(3 Properties)
52-1833078 (MD)
100% member
White Oak Subsidiary LLC
(0 Property/0 loan)
1500 Rockville Pike LLC
(2 Properties/0 loan)
52-1833078 (DE)
100% member
White Oak Shopping Center LLC (DE)
(1 Property/1 loan)
52-1833078

† B. Francis Saul II indirectly owns more than 25% of the ultimate beneficial interests in Saul Holdings Limited Partnership.

* Properties shown in our recent 10-Q filing have 4 properties more than in this ownership schedule because the 10-Q treats Shops at Fairfax and Boulevard as 2 separate properties, versus 1 in this ownership chart (as both are owned by Shops at Fairfax LLC), and the 10-Q also treats Clarendon Center North and South as 2 separate properties, and combines 11503 RVP/5541 Nicholson into 1 and 1580-1584 RVP into 1 prop.

(a) Saul Centers also holds 100% of 44,000 6.000% Series E preferred units issued by Saul Holdings and 30,000 6.125% Series D preferred units issued by Saul Holdings. (Total liquidation preference of $185,000,000)

Saul Centers has no unconsolidated subsidiaries.

(b) Common shares include Directors' Deferred Compensation Plan phantom shares earned but not yet issued.

SCHEDULE 7.1.(f) Properties (See attached)

Exhibit 99 (a)

Saul Centers, Inc.
Schedule of Current Portfolio Properties
March 31, 2025

Property	Location		Leasable Area (Square Feet)	Year Acquired or Developed (Renovated)	Land Area (Acres)	Percentage Leased as of March 31, 2025	2024	2023	2022	2021	Anchor / Significant Tenants
Shopping Centers											
Ashbrook Marketplace	Ashburn, VA		85,819	2018 (2019)	13.7	100%	100%	100%	100%	100%	Lidl, Planet Fitness, Starbucks, Dunkin Donuts, Valvoline, Cafe Rio, McAlisters Deli, Apple Federal Credit Union
Ashburn Village	Ashburn, VA		221,596	1994-2006	26.4	97%	96%	95%	96%	95%	Giant Food, Hallmark, McDonald's, Dunkin Donuts, Kinder Care, Blue Ridge Grill
Ashland Square Phase I	Dumfries, VA		23,120	2007	2.0	100%	100%	100%	100%	100%	Capital One Bank, CVS Pharmacy, The All American Steakhouse
Beacon Center	Alexandria, VA		359,671	1972 (1993/99/07)	32.3	100%	99%	100%	100%	99%	Lowe's Home Improvement Center, Giant Food, Home Goods, Outback Steakhouse, Marshalls, Party Depot, Panera Bread, TGI Fridays, Starbucks, Famous Dave's, Chipotle, Capital One Bank, Wendy's, First Watch
BJ's Wholesale Club	Alexandria, VA		115,660	2008	9.6	100%	100%	100%	100%	100%	BJ's Wholesale Club
Boca Valley Plaza	Boca Raton, FL		121,365	2004	12.7	99%	100%	100%	97%	88%	Publix, Palm Beach Fitness, Anima Domus, Foxtail Coffee
Boulevard	Fairfax, VA		49,140	1994 (1999/09)	4.9	100%	100%	100%	96%	97%	Panera Bread, Petco, JP Morgan Chase
Briggs Chaney MarketPlace	Silver Spring, MD		194,258	2004	18.2	98%	98%	98%	95%	97%	Global Food, Ross Dress For Less, Advance Auto Parts, McDonald's, Dunkin Donuts, Enterprise Rent-A-Car, Dollar Tree, Dollar General, Salon Plaza, Chipotle
Broadlands Village	Ashburn, VA		174,438	2003/2004/ 2006	24.0	96%	100%	96%	92%	90%	Aldi Grocery, The All American Steakhouse, Dollar Tree, Starbucks, Minnieland Day Care, LA Fitness, Chase Bank, X-Golf, Inova Go Health
Burtonsville Town Square	Burtonsville, MD	(4)	139,928	2017	26.3	100%	100%	100%	100%	100%	Giant Food, Petco, Starbucks, Greene Turtle, Capital One Bank, CVS Pharmacy, Roy Rogers, Mr. Tire, Taco Bell
Countryside Marketplace	Sterling, VA		137,804	2004	16.0	94%	88%	91%	91%	92%	Lotte Plaza Market, CVS Pharmacy, Starbucks, McDonald's, 7-Eleven, VA ABC, K-9 Luxury Pet Hotel
Cranberry Square	Westminster, MD		141,450	2011	18.9	91%	100%	100%	97%	87%	Giant Food, Giant Gas Station, Staples, Wendy's, Sola Salons, Ledo Pizza, Hallmark
Cruse MarketPlace	Cumming, GA		78,686	2004	10.6	96%	96%	91%	94%	92%	Publix, Orange Theory, Anytime Fitness
Flagship Center	Rockville, MD		21,500	1972, 1989	0.5	100%	100%	100%	100%	100%	Chase Bank, Bank of America
French Market	Oklahoma City, OK		246,148	1974 (1984/98)	13.8	75%	63%	79%	75%	76%	Burlington Coat Factory, The Tile Shop, Lakeshore Learning Center, Dollar Tree, Verizon, Raising Cane's, Skechers, Hobby Lobby, Mathis Sleep Center
Germantown	Germantown, MD		18,982	1992	2.7	100%	95%	100%	100%	100%	CVS Pharmacy, Jiffy Lube
The Glen	Woodbridge, VA		136,440	1994 (2005)	14.7	100%	100%	99%	94%	98%	Safeway, Panera Bread, Five Guys, Chipotle
Great Falls Center	Great Falls, VA		91,666	2008	11.0	100%	100%	100%	98%	98%	Safeway, CVS Pharmacy, Trustar Bank, Starbucks, Subway

Exhibit 99 (a)

Saul Centers, Inc.
Schedule of Current Portfolio Properties
March 31, 2025

Property	Location	Leasable Area (Square Feet)	Year Acquired or Developed (Renovated)	Land Area (Acres)	Percentage Leased as of March 31, 2025	2024	2023	2022	2021	Anchor / Significant Tenants
Hampshire Langley	Takoma Park, MD	131,700	1972 (1979)	9.9	100%	100%	100%	100%	100%	Mega Mart, Starbucks, Chuck E. Cheese, Sardi's Chicken, Capital One Bank, Kool Smiles, Wells Fargo
Hunt Club Corners	Apopka, FL	106,886	2006	13.9	100%	100%	98%	96%	99%	Publix, Pet Supermarket, Boost Mobile
Jamestown Place	Altamonte Springs, FL	96,201	2005	10.9	100%	98%	100%	100%	100%	Carrabas Italian Grill, Orlando Health, Crunch Fitness, AT&T
Kentlands Square I	Gaithersburg, MD	119,694	2002	11.5	100%	100%	100%	100%	100%	Lowe's Home Improvement Center, Chipotle, Starbucks, Shake Shack
Kentlands Square II and Kentlands Pad	Gaithersburg, MD	253,322	2011	23.4	94%	100%	95%	97%	96%	Giant Food, At Home, Panera Bread, Hallmark, Chick-Fil-A, Coal Fire Pizza, Cava Mezza Grill, Truist Bank, Hand & Stone Massage, Crumbl Cookie, Quincy's Restaurant
Kentlands Place	Gaithersburg, MD	40,697	2005	3.4	100%	94%	74%	86%	75%	Bonefish Grill, F45 Training, Dollar Tree
Lansdowne Town Center	Leesburg, VA	196,817	2006	23.3	97%	94%	94%	88%	92%	Harris Teeter, CVS Pharmacy, Panera Bread, Starbucks, Ford's Oyster House, Fusion Learning, Chick-Fil-A, Chase Bank
Leesburg Pike Plaza	Baileys Crossroads, VA	97,752	1966 (1982/95)	9.4	97%	100%	100%	100%	93%	CVS Pharmacy, Capital One Bank, Five Guys, Dollar Tree, Advanced Auto
Lumberton Plaza	Lumberton, NJ	162,718	1975 (1992/96)	23.3	56%	67%	66%	66%	66%	Aldi, Family Dollar, Burger King, Big Rich Fitness, Enterprise Rent-A-Car, Five Below
Metro Pike Center	Rockville, MD	67,488	2010	4.6	96%	96%	83%	85%	84%	Dunkin Donuts, 7-Eleven, Palm Beach Tan, Mattress Warehouse, Salvation Army, Dollar Tree
Shops at Monocacy	Frederick, MD	111,341	2004	13.0	100%	98%	100%	98%	100%	Giant Food, Panera Bread, Five Guys, California Tortilla, Firehouse Subs, Comcast, NTB, Wing Stop
Northrock	Warrenton, VA	100,032	2009	15.4	94%	94%	96%	94%	99%	Harris Teeter, Longhorn Steakhouse, Ledo's Pizza, Capital One Bank, Novant Health
Olde Forte Village	Ft. Washington, MD	143,577	2003	16.0	92%	96%	98%	98%	95%	Safeway, Advance Auto Parts, Dollar Tree, McDonald's, Wendy's, Ledo's Pizza, M&T Bank
Olney	Olney, MD	53,765	1975 (1990)	3.7	91%	95%	98%	93%	93%	Walgreens, Olney Grille, Ledo's Pizza, Popeye's, Sardi's Fusion
Orchard Park	Dunwoody, GA	87,365	2007	10.5	99%	96%	99%	100%	99%	Kroger, Jett Ferry Dental
Palm Springs Center	Altamonte Springs, FL	126,446	2005	12.0	95%	98%	98%	97%	100%	Publix, Toojay's Deli, The Tile Shop, Rockler Tools, Sola Salons
Ravenwood	Baltimore, MD	93,328	1972 (2006)	8.0	86%	92%	95%	93%	97%	Giant Food, Dominos, Bank of America
11503 Rockville Pk / 5541 Nicholson Ln	Rockville, MD	40,249	2010 / 2012	3.0	57%	57%	57%	61%	61%	Dr. Boyd's Pet Resort, Metropolitan Emergency Animal Clinic
1500/1580 Rockville Pike	Rockville, MD	64,781	2012/2014	10.2	80%	100%	98%	100%	100%	CVS Pharmacy
Seabreeze Plaza	Palm Harbor, FL	146,673	2005	18.4	97%	97%	96%	93%	96%	Publix, Petco, Planet Fitness, Vision Works, Sanitas Medical Center
Marketplace at Sea Colony	Bethany Beach, DE	21,677	2008	5.1	100%	100%	100%	100%	100%	Armand's Pizza, Candy Kitchen, Summer Salts, Fin's Alehouse, Vacasa

Exhibit 99 (a)

Saul Centers, Inc.
Schedule of Current Portfolio Properties
March 31, 2025

Property	Location		Leasable Area (Square Feet)	Year Acquired or Developed (Renovated)	Land Area (Acres)	Percentage Leased as of March 31, 2025	2024	2023	2022	2021	Anchor / Significant Tenants
Seven Corners	Falls Church, VA		573,481	1973 (1994-7/07)	31.6	100%	100%	98%	98%	99%	The Home Depot, Giant Food, Michaels Arts & Crafts, Barnes & Noble, Ross Dress For Less, Ski Chalet, Off-Broadway Shoes, JoAnn Fabrics, Starbucks, Red Robin Gourmet Burgers, Chipotle, Wendy's, Burlington Coat Factory, Mattress Warehouse, J. P. Morgan Chase, Five Below, Raising Canes
Severna Park Marketplace	Severna Park, MD		254,011	2011	20.6	96%	94%	95%	89%	89%	Giant Food, Kohl's, Office Depot, Goodyear, Chipotle, McDonald's, Five Guys, Jersey Mike's, Bath & Body Works, Wells Fargo, MOD Pizza, Petco, AT&T, Chase Bank
Shops at Fairfax	Fairfax, VA		68,762	1975 (1993/99)	6.7	100%	100%	100%	98%	97%	99 Ranch
Smallwood Village Center	Waldorf, MD		173,341	2006	25.1	84%	92%	91%	80%	81%	Safeway, Family Dollar, Won's Beauty Outlet
Southdale	Glen Burnie, MD		485,628	1972 (1986)	39.8	99%	99%	100%	95%	94%	The Home Depot, Michaels Arts & Crafts, Marshalls, PetSmart, Value City Furniture, Athletic Warehouse, Starbucks, Gallo Clothing, Office Depot, The Tile Shop, Mercy Health Care, Massage Envy, Potbelly, Capital One Bank, Chipotle, Banfield Pet Hospital, Glory Days Grill, Bank of America, Grocery Outlet, Longhorn Steakhouse
Southside Plaza	Richmond, VA		371,761	1972	32.8	98%	96%	95%	98%	97%	Super Fresh, Citi Trends, City of Richmond, McDonald's, Burger King, Kool Smiles, Crafty Crab, Roses
South Dekalb Plaza	Atlanta, GA		163,418	1976	14.6	75%	94%	94%	94%	87%	Emory Clinic, Roses, Deal $, Humana Oak Street Health
Thruway	Winston-Salem, NC		368,688	1972 (1997)	31.5	95%	96%	91%	87%	80%	Harris Teeter, Trader Joe's, Talbots, Hanes Brands, Jos. A. Bank, Chico's, Loft, FedEx Office, New Balance, Aveda Salon, Carter's Kids, McDonald's, Chick-Fil-A, Wells Fargo Bank, Francesca's Collections, Great Outdoor Provision Company, White House / Black Market, Soma, J. Crew, Chop't, Lululemon, Orange Theory, Athleta, Sephora, O2 Fitness, Hallmark, Sleep Number, The Good Feet Store, Hand & Stone Massage, Golf Galaxy
Village Center	Centreville, VA		145,651	1990	17.2	94%	94%	90%	87%	88%	Giant Food, Starbucks, McDonald's, Pet Supplies Plus, Bikram Yoga, Truist Bank, Vitality Fitness
Westview Village	Frederick, MD		103,186	2009	11.6	100%	100%	99%	93%	92%	Silver Diner, Sleepy's, Music & Arts, Firehouse Subs, CiCi's Pizza, Café Rio, Five Guys, Regus, Krispy Kreme, Wendy's, State Employees Credit Union (SECU), GNC, Moby Dick's House of Kabobs, Wingstop
White Oak	Silver Spring, MD		480,676	1972 (1993)	27.9	99%	100%	100%	100%	100%	Giant Food, Sears, Walgreens, Sarku Japan
	Total Shopping Centers	(1)	7,808,783		766.6	94.9%	95.6%	95.2%	93.8%	93.1%

Exhibit 99 (a)

Saul Centers, Inc.
Schedule of Current Portfolio Properties
March 31, 2025

Property	Location		Leasable Area (Square Feet)	Year Acquired or Developed (Renovated)	Land Area (Acres)	Percentage Leased as of March 31, 2025	2024	2023	2022	2021		Anchor / Significant Tenants
Mixed-Use Properties (3)												
Avenel Business Park	Gaithersburg, MD		390,683	1981-2000	37.1	94%	97%	96%	90%	95%		General Services Administration, Gene Dx, Inc., American Type Culture Collection, Inc.
Clarendon Center-North Block	Arlington, VA	(4)	108,386	2010	0.6	93%	89%	86%	85%	83%		Airlines Reporting Corporation, AT&T Mobility, Chipotle
Clarendon Center-South Block	Arlington, VA	(4)	104,894	2010	1.3	53%	53%	71%	88%	86%		Trader Joe's, Circa, Burke & Herbert Bank, South Block Blends, Leadership Institute, Massage Envy
Clarendon Center Residential-South Block (244 units)	Arlington, VA	(4)	188,671	2010		99%	99%	99%	96%	98%		
Park Van Ness- Residential (271 units)	Washington, DC	(4)	214,600	2016	1.4	99%	99%	97%	97%	95%		
Park Van Ness-Retail	Washington, DC	(4)	8,847	2016		76%	76%	32%	100%	100%		Sfoglina Pasta House, Rosedale
601 Pennsylvania Ave.	Washington, DC		227,651	1973 (1986)	1.0	91%	82%	79%	78%	79%		National Gallery of Art, American Assn. of Health Plans, Southern Company, Regus, Capital Grille
Washington Square	Alexandria, VA		236,376	1975 (2000)	2.0	83%	87%	75%	71%	78%		Academy of Managed Care Pharmacy, Cooper Carry, International Information Systems Security Certification Consortium, Trader Joe's, FedEx Office, Talbots, National Association of Drug Court Professionals (NADCP)
The Waycroft-Residential (491 units)	Arlington, VA	(4)	404,709	2020	2.8	100%	98%	98%	97%	98%		
The Waycroft-Retail	Arlington, VA	(4)	60,048	2020		100%	100%	100%	100%	90%		Target, Enterprise Rent-A-Car, Silver Diner, Salon Lofts
The Milton at Twinbrook Quarter (452 units)	Rockville, MD		366,120	2024	2.8	71%	N/A	N/A	N/A	N/A		
Twinbrook Quarter Phase 1-Retail	Rockville, MD		105,924	2024		92%	N/A	N/A	N/A	N/A		Wegmans
	Total Mixed-Use Properties	(1)	2,416,909		49.0	87.9%	87.1%	84.6%	83.4%	86.0%	(2)	
	Total Portfolio	(1)	10,225,692		815.6	93.9%	94.5%	93.9%	92.5%	92.2%	(2)

Exhibit 99 (a)

Saul Centers, Inc.
Schedule of Current Portfolio Properties
March 31, 2025

Property	Location	Year Acquired or Developed (Renovated)	Land Area (Acres)	Development Activity
Land and Development Properties				
Hampden House	Bethesda, MD	2018	0.6	Exterior façade installation is nearly complete. Interior work continues, with drywall being installed on the 25th floor and appliances on the 22nd floor. The development is expected to open in late 2025.
Twinbrook Quarter - Future Phases	Rockville, MD	2021	6.3	Development timetable yet to be finalized.
Ashland Square Phase II	Manassas, VA	2004	17.3	Marketing to grocers and other retail businesses, with a development timetable yet to be finalized.
New Market	New Market, MD	2005	35.5	Parcel will accommodate retail development in excess of 120,000 square feet near I-70, east of Frederick, Maryland. A development timetable has not been determined.
	Total Development Properties		59.7	

(1) Percentage leased is a percentage of rentable square feet leased for commercial space and a percentage of units leased for apartments. Prior year leased percentages, including Total Shopping Centers, Total Mixed-Use Properties and Total Portfolio have been recalculated to exclude the impact of properties sold or removed from service and, therefore, the percentages reported in this table may be different than the percentages previously reported.

(2) Total percentage leased is for commercial space only.

(3) For the purposes of the property count listed elsewhere in this document, residential and commercial are combined. The residential units at Clarendon South, Park Van Ness, The Waycroft and Twinbrook Quarter Phase 1 are all part of the same building as the commercial tenants at those locations.

(4) Property is LEED certified.

SCHEDULE 7.1.(g) Parts I and II Indebtedness and Guaranties (See attached)

Saul Centers, Inc. Total Debt Balances and Secured Recourse Debt by Property As of Collateral / Description 5/31/2025 Senior Unsecured Credit Facility (Revolver & Term Loan) $300,000,000 750 North Glebe Road (The Waycroft) $143,660,985 Ashbrook Marketplace $19,341,010 Ashburn Village Center $49,672,378 Avenel Business Park $43,500,560 Beacon Center $51,971,311 BJ's Warehouse $14,694,718 Boulevard / Shops at Fairfax $20,984,756 Broadlands Village $26,714,650 Burtonsville Town Square $30,317,768 Clarendon Center $74,787,675 Cranberry Square $12,142,504 Great Falls Center $29,410,083 Hampden House $96,126,475 Hampshire Langley $10,582,368 Kentlands (Kentlands Place / Kentlands Square I / Kentlands 311) $26,086,532 Kentlands Square II $25,749,818 Leesburg Pike Plaza $25,652,820 Northrock $11,366,814 Olde Forte Village $18,705,296 Olney $12,911,998 Park Van Ness $57,960,151 Ravenwood $10,424,003 Seabreeze Plaza $11,761,931 Seven Corners Center $83,154,098 Severna Park Marketplace $22,370,949 Shops at Monocacy $24,549,559 The Glen $19,344,678 Thruway Center $69,325,676 Twinbrook Quarter Phase I $137,124,390 Village Center $23,570,950 Washington Square $47,608,734 White Oak $29,099,184 Total Debt Balance $1,580,674,822 Secured Recourse Debt Hampden House $26,600,000 Kentlands (Kentlands Place / Kentlands Square I / Kentlands 311) $26,086,532 Thruway Center $17,500,000 Twinbrook Quarter Phase I $137,124,390 Total Secured Recourse Debt $207,310,922

SCHEDULE 7.1.(h) Material Contracts None.

SCHEDULE 7.1.(i) Litigation None.

SCHEDULE 7.1.(r) Affiliate Transactions 1. Shared Services Agreement, dated as of January 1, 2018, between B. F. Saul Company and Saul Centers, Inc., as amended. 2. Corporate headquarters sublease dated March 1, 2002, by B. F. Saul Company to Saul Holdings Limited Partnership, as amended. 3. 7501 Wisconsin Avenue Office Lease dated April 16, 2025, by and between 7501 Wisconsin LLC, a Delaware limited liability company, as landlord, and 7316 Wisconsin LLC, a Delaware limited liability company, as tenant, for a 4-month lease of office space at 7501 Wisconsin Avenue, Bethesda, Maryland, 20814, for Hampden House leasing office use.

SCHEDULE 10.2. Certain Permitted Liens A. Saul Holdings Limited Partnership Property Loans: 1. AEGON USA Realty Advisors, Inc: Cranberry Square 2. AEGON USA Realty Advisors, Inc: Olde Forte Village 3. AEGON USA Realty Advisors, Inc: The Glen 4. Nationwide Life Insurance Company: Shops at Monocacy 5. Northwestern Mutual Life: 750 North Glebe Road 6. Northwestern Mutual Life: Ashburn Village 7. Northwestern Mutual Life: Hampden House 8. PPM (Jackson National Life Company of the UK): Washington Square 9. Principal Life Insurance: Ravenwood 10. Principal Life Insurance: Severna Park 11. Prudential Life: Avenel Business Park 12. Prudential Life: Beacon Center 13. Prudential Life: Boulevard and Shops at Fairfax 14. Prudential Life: Clarendon Center 15. Prudential Life: Kentlands Square II 16. Prudential Life: Leesburg Pike 17. Prudential Life: Seabreeze Plaza 18. Prudential Life: Seven Corners Center 19. Prudential Life: Thruway Center 20. Prudential Life: White Oak 21. Seller Financing: Olney Center 22. State Farm Life: Twinbrook Quarter Phase I 23. Thrivent Financial for Lutherans: Ashbrook Marketplace 24. Thrivent Financial for Lutherans: BJ’s Warehouse 25. Thrivent Financial for Lutherans: Broadlands Village 26. Thrivent Financial for Lutherans: Burtonsville Town Square 27. Thrivent Financial for Lutherans: Great Falls Center 28. Thrivent Financial for Lutherans: Kentlands (Kentlands I, Kentlands Place, Kentlands 311) 29. Thrivent Financial for Lutherans: Northrock 30. Thrivent Financial for Lutherans: Village Center B. Saul Subsidiary I Limited Partnership Property Loans: 1. RiverSource Life: Hampshire Langley C. Saul Subsidiary II Limited Partnership Property Loan: 1. State Farm Life: Park Van Ness D. Other Liens: A number of the properties are subject to restrictions and obligations common to commercial and retail properties that Borrower believes fit within the definition of Permitted Liens, but arise from a variety of sources, such as leases of major tenants, deeds of subdivision and owner’s dedications, building restriction lines set forth in recorded plats, and requirements of local jurisdictions in connection with development of a property. We also note that the Sears ground lease of a portion of the White Oak property includes a purchase option and a right to encumber the ground leased property.

EXECUTION VERSION A - 1 EXHIBIT A FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] 1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any Letters of Credit and Guaranty included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the] [any] Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3Select as appropriate. 4Include bracketed language if there are either multiple Assignors or multiple Assignees.

A-2 1. Assignor[s]: ______________________________ ______________________________ [Assignor [is] [is not] a Defaulting Lender] 2. Assignee[s]: ______________________________ ______________________________ [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender] 3. Borrower(s): SAUL HOLDINGS LIMITED PARTNERSHIP 4. Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement dated as of July 30, 2025 among Saul Holdings Limited Partnership, the Lenders parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other parties thereto 6. Assigned Interest[s]: Assignor[s]5 Assignee[s]6 Facility Assigned7 Aggregate Amount of Commitment/Loans for all Lenders8 Amount of Commitment/Loans Assigned8 Percentage Assigned of Commitment/ Loans9 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: _______________________ ]10 [Page break] 5List each Assignor, as appropriate. 6List each Assignee, as appropriate. 7Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Commitment,” “Term Loan Commitment,” etc.) 8Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 9Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 10To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

A-3 Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S]11 [NAME OF ASSIGNOR] By: ___________________________________ Name: ______________________________ Title: [NAME OF ASSIGNOR] By: ___________________________________ Name: ______________________________ Title: ASSIGNEE[S]12 [NAME OF ASSIGNEE] By: ___________________________________ Name: ______________________________ Title: [NAME OF ASSIGNEE] By: ___________________________________ Name: ______________________________ Title: [Consented to and]13 Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: ____________________________________ Name: _______________________________ Title: 11Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 12Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 13To be added only if the consent of the Administrative Agent is required by the terms of Section 13.6.(b)(iii)(B) of the Credit Agreement.

A-4 [Consented to:14 SAUL HOLDINGS LIMITED PARTNERSHIP, as the Borrower By: ____________________________________ Name: _______________________________ Title: [Consented to:15 WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank By: ____________________________________ Name: _______________________________ Title: CAPITAL ONE, NATIONAL ASSOCIATION, as an Issuing Bank By: ____________________________________ Name: _______________________________ Title: 14To be added only if the consent of the Borrower is required by the terms of Section 13.6.(b)(iii)(A) of the Credit Agreement. 15To be added only if the consent of the Issuing Banks is required by the terms of Section 13.6.(b)(iii)(C) of the Credit Agreement.

A-5 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee as defined in the Credit Agreement (subject to such consents, if any, as may be required under such definition), (iii) from and after the Effective Date specified for this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 9.1. or 9.2. thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

A-6 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date specified for this Assignment and Assumption. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to such Effective Date or with respect to the making of this assignment directly between themselves. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

B-1 EXHIBIT B FORM OF GUARANTY THIS GUARANTY dated as of July 30, 2025 (the “Guaranty”) executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons, each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the financial institutions from time to time parties thereto and their assignees under Section 13.6. thereof (the “Lenders”), the Issuing Banks from time to time parties thereto (the “Issuing Banks”) and the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers (the Administrative Agent, the Lenders, the Issuing Banks and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Issuing Banks and the other Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement; WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or any other Loan Party; WHEREAS, each Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower; WHEREAS, the Borrower, each Guarantor and the other Subsidiaries of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts; WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations; and WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition to the Administrative Agent and the other Guarantied Parties’ making, and continuing to make, such financial accommodations. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows: Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied

B-2 Obligations” (provided, however, that the definition of “Guarantied Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantors)): (a) all indebtedness and obligations owing by the Borrower or any other Loan Party to any Lender, any Issuing Bank or the Administrative Agent under or in connection with the Credit Agreement or any other Loan Document to which the Borrower or such other Loan Party is a party, including without limitation, the repayment of all principal of the Revolving Loans and Term Loans and the Reimbursement Obligations, and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable to any Lender, the Issuing Banks or the Administrative Agent thereunder or in connection therewith (including, to the extent permitted by Applicable Law, interest, fees and other amounts that would accrue and become due after the filing of a case or other Proceeding under the Bankruptcy Code or other similar Applicable Law but for the commencement of such case or Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or Proceeding); (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation); (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (e) all other Guaranteed Obligations. Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; (c) to make demand of the Borrower, any other Loan Party or any other Person; or (d) to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations. Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof): (a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any Specified Derivatives Contract (except Excluded Swap Obligations), any other Loan Document or any other

B-3 document, instrument or agreement evidencing or relating to any Guarantied Obligations (collectively, the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document; (b) any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document; (c) any furnishing to any of the Guarantied Parties of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations; (d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding; (f) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower, any other Loan Party or any other Person to recover payments made under this Guaranty; (g) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations; (h) any application of sums paid by the Borrower, any Loan Party or any other Person with respect to the liabilities of any Loan Party to any of the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid; (i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; (j) any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by any Loan Party or any other Person against any Guarantied Party; (k) any change in the corporate existence, structure or ownership of any Loan Party; (l) any statement, representation or warranty made or deemed made by or on behalf of any Loan Party under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect, or (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment in full or release or

B-4 termination of the obligations of any Guarantor hereunder by the Guarantied Parties pursuant to the terms of the Credit Agreement). Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect, in the case of each of the foregoing clauses (a) through (e) above, pursuant to the terms of the Credit Agreement and the other Loan Documents. Section 5. Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Guarantied Documents, as if the same were set forth herein in full mutatis mutandis. Section 6. Covenants. Each Guarantor will comply with all covenants with which the Borrower or any other Loan Party is required to cause such Guarantor to comply under the terms of the Credit Agreement or any of the other Guarantied Documents. Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, other than demand for payment hereunder, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder. Section 8. Inability to Accelerate. If the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred. Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Administrative Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction,

B-5 or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents, and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party, except to the extent such amount is determined, in a final, non-appealable judgment by a court of competent jurisdiction, to have been collected by the Administrative Agent or such other Guarantied Party in violation of any Guarantied Document. Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of another Loan Party, such Guarantor shall be subrogated to the rights of the payee against such Loan Party; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against such Loan Party arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until Payment in Full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing. Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes, subject to Section 3.10. of the Credit Agreement), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding such Guarantor shall pay to the Administrative Agent and the Lenders such additional amount as will result in the receipt by the Administrative Agent and the Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required. Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Guarantied Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes each Guarantied Party, each Affiliate of a Guarantied Party, and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Guarantied Party (other than the Administrative Agent), an Affiliate of a Guarantied Party (other than the Administrative Agent), or a Participant, subject to receipt of the prior written consent of the Administrative Agent and Requisite Lenders, exercised in their sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by a Guarantied Party, an Affiliate of a Guarantied Party or such Participant to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent

B-6 or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation. Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of any other Loan Party to such Guarantor of whatever description, including without limitation, all intercompany Indebtedness or receivables of such Guarantor from any other Loan Party (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from any other Loan Party on account of or in any manner in respect of any Junior Claim until Payment in Full. Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Administrative Agent and the other Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions. Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither of the Administrative Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks. Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

B-7 NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 17. WAIVER OF JURY TRIAL. (a) EACH GUARANTOR, AND EACH OF THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG SUCH GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY. (b) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY OTHER GUARANTIED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER GUARANTIED DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER GUARANTIED DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER GUARANTIED DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY OTHER

B-8 GUARANTIED PARTY OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER GUARANTIED DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS GUARANTY. Section 18. Loan Accounts. The Administrative Agent and each other Guarantied Party may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Loan Documents, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of such Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of amounts and other matters set forth therein. The failure of the Administrative Agent or any other Guarantied Party to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder. Section 19. Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy. Section 20. Termination. This Guaranty shall remain in full force and effect with respect to each Guarantor until Payment in Full and the termination or cancellation of all Guarantied Documents in accordance with their respective terms. Section 21. Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Guarantied Documents, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Subject to Section 13.9. of the Credit Agreement, each Guarantor hereby consents to the delivery by the Administrative Agent and any other Guarantied Party to any Eligible Assignee or Participant (or any prospective Eligible Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

B-9 Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER. Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Administrative Agent and each Guarantor, subject to Section 13.7. of the Credit Agreement. Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at its Principal Office, not later than 1:00 p.m. Central time, on the date one Business Day after demand therefor. Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its address for notices provided for in the Guarantied Documents, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of three (3) Business Days after the deposit in the United States Postal Service certified mail, postage prepaid and addressed to the address of such party at the addresses specified; (ii) if emailed, upon the next Business Day; provided that such notice is delivered by overnight courier on the next Business Day following such emailed confirmation; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered by electronic communication or delivery in accordance with Section 9.5. of the Credit Agreement, as provided in such Section; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty. Section 28. Limitation of Liability. None of the Administrative Agent, any other Guarantied Party or any of their respective Related Parties shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Guarantied Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent or any other Guarantied Party or any of the Administrative Agent’s or any of their respective Related Parties for punitive damages in respect of any claim in connection

B-10 with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Guarantied Documents, or any of the transactions contemplated by thereby. Section 29. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 9.5. of the Credit Agreement. Section 30. Right of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in right of payment to the Guarantied Obligations until Payment in Full, and none of the Guarantors shall exercise any right or remedy under this Section against any other Guarantor until Payment in Full. Subject to Section 10. of this Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under Applicable Law against any other Loan Party in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with the applicable provisions of the Loan Documents. Section 31. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until termination of this Guaranty in accordance with Section 20. hereof. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 32. Definitions. (a) For the purposes of this Guaranty: “Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any

B-11 Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. “Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guarantied Obligations. “Payment in Full” means the payment in full in cash, and the performance in full, of all Guarantied Obligations and the termination, expiration or cancellation of all Commitments. “Proceeding” means any of the following: (x) any Guarantor shall: (i) commence a voluntary case under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection (z); (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; or (vi) make a general assignment for the benefit of creditors; (y) the board of directors (or similar governing body) of any Guarantor or any committee thereof shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in this definition of “Proceeding”; or (z) a case or other proceeding shall be commenced against any Guarantor in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days, or an order granting the remedy or other relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party (including the Borrower) that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Ratable Share” means, for any Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including

B-12 contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guarantied Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment. (a) As used herein, “Guarantors” shall mean, as the context requires, collectively, (i) each Loan Party identified as a “Guarantor” on the signature pages hereto, (ii) each Person that joins this Guaranty as a Guarantor pursuant to Section 8.12. of the Credit Agreement, (iii) with respect to (x) any Obligations under any Specified Derivatives Obligations between any Loan Party (other than the Borrower) and any Specified Derivatives Provider, the Borrower, and (y) the payment and performance by each other Loan Party of its obligations under this Guaranty with respect to all Swap Obligations, the Borrower, and (iv) the successors and permitted assigns of the foregoing. (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement. [Signatures on Following Page]

B-13 IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above. [GUARANTOR] By: ___________________________________ Name: ______________________________ Title: Address for Notices: c/o SAUL CENTERS, INC. 7501 Wisconsin Ave., Suite 1500 E Bethesda, MD 20814 Attention: Carlos L. Heard Telephone: (301) 986-7737 Email: Carlos.Heard@saulcenters.com With a copy to: Vaughn Iskanian General Counsel B. F. Saul Company 7501 Wisconsin Avenue Suite 1500 E Bethesda, Maryland 20814-6522 Telephone Number: (301) 986-6012 Email: Vaughn.Iskanian@bfsaul.com And a copy to: Daniel J. Valenti, Esq. Troutman Pepper Locke LLP 875 Third Avenue New York, NY 10022 Telephone Number: (212) 704-6479 Email: daniel.valenti@troutman.com

B-14 ANNEX I FORM OF ACCESSION AGREEMENT THIS ACCESSION AGREEMENT dated as of , , executed and delivered by , a (the “New Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the financial institutions from time to time parties thereto and their assignees under Section 13.6. thereof (the “Lenders”), the Issuing Banks from time to time parties thereto (the “Issuing Banks”) and the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks and the Specified Derivatives Providers (the Administrative Agent, the Lenders, the Issuing Banks and the Specified Derivatives Providers, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”) WHEREAS, pursuant to the Credit Agreement, the Administrative Agent, the Issuing Banks and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement; WHEREAS, the Specified Derivatives Providers may from time to time enter into Specified Derivatives Contracts with the Borrower and/or any other Loan Party; WHEREAS, the New Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower; WHEREAS, the Borrower, the New Guarantor and the other Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties, through their collective efforts; WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available; and WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows: Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under that certain Guaranty dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) made by each of the Guarantors party thereto in favor of the Administrative Agent for its benefit and the benefit of the other Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder and agrees to be bound thereby, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

B-15 (a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty); (b) makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5. of the Guaranty as to itself as a Guarantor and agrees to be bound by each of the covenants contained in Section 6. of the Guaranty; and (c) consents and agrees to each provision set forth in the Guaranty. Section 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement. [Signatures on Next Page]

B-16 IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered by its duly authorized officers as of the date first written above. [NEW GUARANTOR] By: Name: Title: Address for Notices: c/o SAUL CENTERS, INC. 7501 Wisconsin Ave., Suite 1500 E Bethesda, MD 20814 Attention: Carlos L. Heard Telephone: (301) 986-7737 Email: Carlos.Heard@saulcenters.com With a copy to: Vaughn Iskanian General Counsel B. F. Saul Company 7501 Wisconsin Avenue Suite 1500 E Bethesda, Maryland 20814-6522 Telephone Number: (301) 986-6012 Email: Vaughn.Iskanian@bfsaul.com And a copy to: Daniel J. Valenti, Esq. Troutman Pepper Locke LLP 875 Third Avenue New York, NY 10022 Telephone Number: (212) 704-6479 Email: daniel.valenti@troutman.com

B-17 Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title:

C-1 EXHIBIT C FORM OF NOTICE OF BORROWING , 20 Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 S. 4th Street, Floor 14 Minneapolis, MN 55415-1526 Attention: Disbursement Administrator Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the Lenders from time to time parties thereto (the “Lenders”), the Issuing Banks from time to time parties thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. 1. Pursuant to Section 2.1.(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make Revolving Loans to the Borrower in an aggregate amount equal to $ . 2. The Borrower requests that such Revolving Loans be made available to the Borrower on, ____________, 20__. 3. The Borrower hereby requests that such Revolving Loans be of the following Type: [Check one box only] ☐ Base Rate Loan ☐ Daily Simple SOFR Loan ☐ Term SOFR Loan, with an initial Interest Period for a duration of: [Check one box only] ☐ one month ☐ three months ☐ six months ☐ other:____________ The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Revolving Loans, and after making such Revolving Loans, (a) no Default or Event of Default exists or would exist, and none of the limits

C-2 specified in Section 2.15. of the Credit Agreement would be violated; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct in all material respects (except in the case of any representation or warranty qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of any representation or warranty qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Revolving Loans contained in Article VI. of the Credit Agreement will have been satisfied (or waived in accordance with the terms of the Credit Agreement) at the time such Revolving Loans are made. [Signatures on Following Page]

C-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title:

D-1 EXHIBIT D FORM OF NOTICE OF CONTINUATION , 20 Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 S. 4th Street, Floor 14 Minneapolis, MN 55415-1526 Attention: Disbursement Administrator Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the Lenders from time to time parties thereto (the “Lenders”), the Issuing Banks from time to time parties thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.9. of the Credit Agreement, the Borrower hereby requests a Continuation of SOFR Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement: 1. The requested date of such Continuation is , 20__. 2. The Loans subject to such Continuation are [Term SOFR Loans] [Daily Simple SOFR Loans]. 3. The aggregate principal amount of the Loans subject to the requested Continuation is $ and the portion of such principal amount as to which such Continuation is requested is $ . 4. [The duration of the Interest Period for the Loans or portion thereof subject to such Continuation is: [Check one box only] ☐ one month ☐ three months ☐ six months ☐ other: _______________]16 16Add only if such loan being continued is a Term SOFR Loan.

D-2 [Continued on next page]

D-3 The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, no Default or Event of Default exists or will exist. If notice of the requested Continuation was given previously by telephone, this notice shall be considered the written confirmation of such telephone notice required under Section 2.9. of the Credit Agreement. [Signatures on Following Page]

D-4 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title:

E-1 EXHIBIT E FORM OF NOTICE OF CONVERSION , 20 Wells Fargo Bank, National Association Minneapolis Loan Center MAC N9303-110 600 S. 4th Street, Floor 14 Minneapolis, MN 55415-1526 Attention: Disbursement Administrator Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the Lenders from time to time parties thereto (the “Lenders”), the Issuing Banks from time to time parties thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement. Pursuant to Section 2.10. of the Credit Agreement, the Borrower hereby requests a Conversion of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement: 1. The requested date of such Conversion is , 20 . 2. The Loans to be Converted are [Base Rate][Term SOFR][Daily Simple SOFR] Loans. 3. The Type of Loans to be Converted pursuant hereto is currently: [Check one box only] Base Rate Loan Term SOFR Loan Daily Simple SOFR Loan 4. The aggregate principal amount of the Loans subject to the requested Conversion is $ and the portion of such principal amount as to which such Conversion is requested is $ . 5. The amount of such Loans to be so Converted is to be converted into Loans of the following Type:

E-2 [Check one box only] Base Rate Loan Daily Simple SOFR Loan Term SOFR Loan, with an initial Interest Period for a duration of: [Check one box only] one month three months six months other: [The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and after giving effect to such Conversion, no Default or Event of Default exists or will exist.]17 If notice of the requested Conversion was given previously by telephone, this notice shall be considered the written confirmation of such telephone notice required under Section 2.10. of the Credit Agreement. [Signatures on Following Page] 17 Add only if the requested conversion is from a Base Rate Loan to a SOFR Loan.

E-3 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title:

F-1-1 EXHIBIT F-1 FORM OF REVOLVING NOTE $ , 20__ FOR VALUE RECEIVED, the undersigned, SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”) hereby unconditionally promises to pay to the order of or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at Minneapolis Loan Center of Administrative Agent, MAC N9303-110, 600 S. 4th Street, Floor 14, Minneapolis, Minnesota 55415-1526, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of AND /100 DOLLARS ($ ), or such lesser amount as may be the then outstanding and unpaid balance of all Revolving Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement (defined below). The Borrower further agrees to pay interest at said office, in Dollars, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement. This Revolving Note is one of the “Revolving Notes” referred to in that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Issuing Banks from time to time parties thereto and the Administrative Agent, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first mentioned above, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events. The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. Time is of the essence for this Revolving Note. [This Revolving Note is given in replacement of the Revolving Note dated , 20 , in the original principal amount of $ previously delivered to the Lender under the Credit Agreement. THIS REVOLVING NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE

F-1-2 CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE OTHER REVOLVING NOTE.]18 THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. 18 Language to be included in case of an assignment and need to issue a replacement note to an existing Lender, either because such Lender’s Commitment has increased or decreased from what it was initially.

F-1-3 IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first written above. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title:

F-2-1 EXHIBIT F-2 FORM OF TERM NOTE $ , 20 FOR VALUE RECEIVED, the undersigned, SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”) hereby unconditionally promises to pay to the order of or registered assigns (the “Lender”), in care of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), to its address at Minneapolis Loan Center of Administrative Agent, MAC N9303-110, 600 S. 4th Street, Floor 14, Minneapolis, Minnesota 55415-1526, or at such other address as may be specified by the Administrative Agent to the Borrower, the principal sum of AND /100 DOLLARS ($ ), or such lesser amount as may be the then outstanding and unpaid balance of all Term Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement (defined below). The Borrower further agrees to pay interest at said office, in Dollars, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement. This Term Note is one of the “Term Notes” referred to in that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6. thereof, the Issuing Banks from time to time parties thereto and the Administrative Agent, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Dollar amount first mentioned above, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the maturity of this Term Note upon the occurrence of certain events. The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. Time is of the essence for this Term Note. [This Term Note is given in replacement of the Term Note dated , 20 , in the original principal amount of $ previously delivered to the Lender under the Credit Agreement. THIS TERM NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE OTHER TERM NOTE.]19 19 Language to be included in case of an assignment and need to issue a replacement note to an existing Lender, either because such Lender’s Term Loan has increased or decreased from what it was initially.

F-2-2 THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

F-2-3 IN WITNESS WHEREOF, the undersigned has executed and delivered this Term Note as of the date first written above. SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title:

G-1 EXHIBIT G FORM OF DISBURSEMENT INSTRUCTION AGREEMENT SELECT ONE: _____ New Disbursement Instruction Agreement _____ Replacing Existing Disbursement Instruction Agreement (to be used for new wiring instructions/direct deposit instructions and adding or removing an Authorized Person) WELLS FARGO BANK, N.A. DISBURSEMENT INSTRUCTION AGREEMENT (“AGREEMENT”) I, [INSERT NAME OF PERSON AUTHORIZED TO SIGN ON BEHALF OF BORROWER] [INSERT TITLE OF PERSON SIGNING] of [INSERT NAME OF BORROWER] (“Borrower”), which said Borrower is to obtain a loan from Wells Fargo Bank, N.A. [as “Administrative Agent” on behalf of certain lenders,] (“Lender”) in the approximate amount of [LOAN AMOUNT] ($[NUMBERS]) pursuant to those certain loan documents entered, or to be entered, into [between Borrower and Lender] [by and among Borrower, Lender, ___________ and certain lenders] , as amended from time to time and identified as Loan Number [INSERT LOAN NUMBER] (“Loan”), do hereby certify that the “Authorized Persons” whose respective name(s), title(s), email address(es) and phone number(s) that appear in Section I below are authorized to act on behalf of the Borrower with regard to [SELECT IF WIC IS NOT APPLICABLE-requesting disbursement of funds related to the Loan, subject to any restrictions on an Authorized Person’s authority as so indicated in Section 1 below][SELECT IF WIC IS APPLICABLE-(i) requesting disbursement of funds related to the Loan, subject to any restrictions on an Authorized Person’s authority as so indicated in Section I below, and (ii) funding executed pursuant to [that][those] certain Wire Instruction Confirmation associated with the Loan, as may be amended from time to time (the “WIC)]. Borrower acknowledges and agrees that at least one Authorized Person that can be called to verify wire instructions appended to this Agreement must be indicated below; provided, however, if more than one Authorized Person is listed below, the individual that is permitted to verify wire instructions must be someone other than the Authorized Person that will request any disbursements. [INCLUDE IF WIC IS APPLICABLE-Notwithstanding anything herein to the contrary, Lender may verify wire instructions solely with parties indicated in, and using contact information provided in, the WIC.]

G-2 SECTION I – AUTHORIZED PERSONS Name Title Email Phone Number(s) Can Verify Wire Instructions (Yes/No) Dollar Amount Limit on Individual Disbursement Requests (Enter Amount, or enter ZERO if authorized to verify wire instructions but not authorized to request funds) Restriction on Type(s) of Disbursements that May Be Requested (List Specific Type(s) NOT Authorized) SECTION II—BORROWER ENTITY WIRING/DIRECT DEPOSIT INSTRUCTIONS The undersigned hereby certifies the attachments represent instructions for wiring disbursements to third parties and/or direct deposit disbursements to account(s) held with the Lender, with regard to the disbursement of funds associated with the Loan, specifically: Disbursements to third party agents will be made in accordance with instructions contained in the WIC. 1) [IF APPLICABLE; USE FOR DISBURSEMENT OF FUNDS ASSOCIATED WITH THE LOAN TO ACCOUNTS HELD AT BANKS OTHER THAN WELLS FARGO] Wiring instructions for disbursements of funds associated with the Loan to third parties as set forth in [Exhibit A] hereto [; and] 2) [IF APPLICABLE; USE FOR DISBURSEMENT OF FUNDS ASSOCIATED WITH THE LOAN TO ACCOUNTS HELD AT WELLS FARGO] Direct deposit instructions for disbursements of funds associated with the Loan into accounts held with the Lender as set forth on [Exhibit B] hereto. SECTION III—ADDITIONAL TERMS AND CONDITIONS Disbursement Requests. Lender must receive disbursement requests in writing. Verbal requests are not accepted. Disbursement requests will only be accepted from the applicable Authorized Persons set forth in this Agreement [INCLUDE IF WIC IS APPLICABLE-, and/or as may be provided under the WIC]. Disbursement requests will be processed subject to satisfactory completion of Lender’s customer verification procedures. Lender is only responsible for making a good faith effort to execute each disbursement request and may use agents of its choice to execute disbursement requests. Funds disbursed pursuant to a disbursement request may be transmitted directly to an indicated bank, or indirectly to the indicated bank through another bank, government agency, or other third party that Lender considers to be reasonable. Lender will, in its sole discretion, determine the funds transfer system and the means by which each disbursement will be

G-3 made. Lender may delay or refuse to accept a disbursement request if the disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Lender or prohibited by government authority; (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Lender to violate any applicable law or regulation. Lender shall have the right to modify disbursement requests based on the underlying governing Loan documentation. A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) any or all of a disbursement is to be transferred to an account not described herein or (ii) Borrower wishes to add or delete any Authorized Persons. Limitation of Liability. Lender shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested disbursements may be made or through which information may be received or transmitted, and no such entity shall be deemed an agent of Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Lender or Borrower knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY LENDER IN GOOD FAITH AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. Reliance on Information Provided. Lender is authorized to rely on the information provided by Borrower or any Authorized Person in or in accordance with this Agreement when executing a disbursement request until Lender has received a new Disbursement Instruction Agreement signed by Borrower. Borrower agrees to be bound by any disbursement request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Lender in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Lender may rely solely (i) on the account number provided, rather than the receiving party’s name, and (ii) on the bank routing number provided, rather than the receiving bank’s name, in executing a disbursement request. Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Person. If Lender takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized disbursement requests, Borrower agrees that, no matter how many times Lender takes these actions, Lender will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the disbursement procedures authorized herein, in any related loan documentation, or in any agreement between Lender and Borrower. International Disbursements. A disbursement request expressed in US Dollars will be sent in US Dollars, even if the recipient is located outside the United States. Lender will not execute disbursement requests expressed in foreign currency unless permitted by the governing loan documents.

G-4 Errors. Borrower agrees to notify Lender of any errors in the disbursement of any funds or of any unauthorized or improperly authorized disbursement requests within fourteen (14) days after Lender’s confirmation to Borrower of such disbursement. Finality of Disbursement Requests. Disbursement requests will be final and will not be subject to stop payment or recall; provided that Lender may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so. [SIGNATURES APPEAR ON NEXT PAGE]

G-5 SECTION III – BORROWING ENTITY SIGNATURE Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein. Borrower also represents and warrants that any and all accounts designated herein are only business purpose use accounts. IN WITNESS WHEREOF, I have hereunto signed my name this ______ day of _______, 20_____. BORROWER: By: (Signature) (Printed Name) Its: (Title)

G-6 EXHIBIT A [IF APPLICABLE] WIRE INSTRUCTIONS FOR DISBURSEMENT OF FUNDS ASSOCIATED WITH THE LOAN TO THIRD PARTIES All wire instructions must contain the following information: • Transfer/Deposit Funds to (Account Name) • Receiving account number • Receiving account address: [INSERT CITY AND STATE/COUNTRY, AT A MINIMUM] • Receiving bank Name, City and State • Receiving bank Routing (ABA) Number • Further identifying information, if applicable (borrower name, loan number, etc.)

G-7 EXHIBIT B [IF APPLICABLE] DIRECT DEPOSIT INSTRUCTIONS FOR DISBURSEMENT OF FUNDS ASSOCIATED WITH THE LOAN TO ACCOUNTS HELD WITH LENDER All direct deposit instructions must contain the following information: • Deposit Funds to (Account Name) • Receiving account number • Further identifying information, if applicable (borrower name, loan number, etc.)

H-1 EXHIBIT H [RESERVED]

I-1 EXHIBIT I FORM OF COMPLIANCE CERTIFICATE Reference is made to that certain Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Saul Holdings Limited Partnership (the “Borrower”), the Lenders from time to time parties thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement. Pursuant to Section 9.3. of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent and the Lenders that: 1. (a) The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Parent and its Subsidiaries as of, and during the [quarterly][annual] accounting period ending on , 20 and (b) such review has not disclosed the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)]. 2. Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish compliance with Section 10.1. of the Credit Agreement on the date of the financial statements for the accounting period set forth above. 3. Borrower’s Funds From Operations for such [quarterly][annual] accounting period ending on , 20 were $____________ (subject to correction arising in the course of audit). 4. The representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of any representation or warranty qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), except to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of any representation or warranty qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not expressly prohibited under the Credit Agreement or the other Loan Documents.

I-2 IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate on and as of , 20 . SAUL HOLDINGS LIMITED PARTNERSHIP By: Saul Centers, Inc., its General Partner By: Name: Title: Chief Financial Officer

J-1-1 EXHIBIT J-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”), each of the financial institutions initially a signatory thereto together with their assignees under Section 13.6. thereof (the “Lenders”) and Wells Fargo Bank, National Association, as the Administrative Agent (the “Administrative Agent”). Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or in such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: , 20

J-2-1 EXHIBIT J-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”), each of the financial institutions initially a signatory thereto together with their assignees under Section 13.6. thereof (the “Lenders”) and Wells Fargo Bank, National Association, as the Administrative Agent (the “Administrative Agent”). Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or in such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date , 20

J-3-1 EXHIBIT J-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”), each of the financial institutions initially a signatory thereto together with their assignees under Section 13.6. thereof (the “Lenders”) and Wells Fargo Bank, National Association, as the Administrative Agent (the “Administrative Agent”). Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or in such Form W-8IMY, such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date , 20

J-4-1 EXHIBIT J-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of July 30, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SAUL HOLDINGS LIMITED PARTNERSHIP (the “Borrower”), each of the financial institutions initially a signatory thereto together with their assignees under Section 13.6. thereof (the “Lenders”) and Wells Fargo Bank, National Association, as the Administrative Agent (the “Administrative Agent”). Pursuant to the provisions of Section 3.10. of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or in such Form W-8IMY, such Form W-8BEN or Form W-8BEN-E changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

J-4-2 [NAME OF PARTICIPANT] By: Name: Title: Date , 20